SEMI-ANNUAL REPORT


April 30, 2002                          INTERNATIONAL EQUITY FUNDS
                                        ING Emerging Countries Fund
                                        ING International Core Growth Fund
CLASSES I AND Q                         ING International Fund
                                        ING International SmallCap Growth Fund
                                        ING International Value Fund

                                        GLOBAL EQUITY FUNDS
                                        ING Global Technology Fund
                                        ING Worldwide Growth Fund


[PHOTO]


                                                            [LION LOGO]
                                                             ING FUNDS
                                                    (formerly the Pilgrim Funds)

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            President's Letter ...............................     1
            Portfolio Managers' Reports:
              International Equity Funds .....................     2
              Global Equity Funds ............................    12
            Index Descriptions ...............................    16
            Statements of Assets and Liabilities .............    18
            Statements of Operations .........................    22
            Statements of Changes in Net Assets ..............    24
            Financial Highlights .............................    27
            Notes to Financial Statements ....................    34
            Portfolios of Investments ........................    49
            Shareholder Meetings .............................    72
            Director/Trustee and Officer Information .........    75

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Classes I and Q April 30, 2002 Semi-Annual Report for the ING Funds (formerly, the Pilgrim Funds). There are seven International Funds included in this Semi-Annual Report.

There have been some very important changes that have occurred over the past several months regarding the ING Funds. I would like to take this opportunity to share them with you.

As you may recall, in September 2000, ING Group acquired ReliaStar Financial Corp., the parent company of the adviser to the Pilgrim Funds. In December 2000, ING Group acquired the financial services of Aetna Inc., including Aeltus Investment Management, Inc., adviser to the Aetna Series Fund.

ING Group has embarked upon a plan to integrate some of the operations of its various affiliated mutual fund groups. Effective March 1, 2002, ING Group merged the operations of the Aetna Series Fund into the Pilgrim Funds and renamed the entire fund complex, ING Funds.

In addition to the changes noted above, individual product name changes have also occurred within the ING Funds family. These changes are part of ING Group's evolving corporate strategy to create one master brand. The ING Funds family now offers more than 100 open- and closed-end funds and variable products with a wide range of investment objectives and styles.

At ING Funds we are dedicated to providing core investments for the serious investors. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds Services, LLC

May 15, 2002

ING EMERGING COUNTRIES FUND                           Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Richard T. Saler, Philip A. Schwartz, Jan Wim Derks, Eric Anderson, Bratin Sanyal, ING Investments, LLC.

GOAL: The ING Emerging Countries Fund (the "Fund") seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies in at least three Emerging Market countries.

MARKET OVERVIEW: Emerging markets rallied strongly over the six-month period ending April 30, 2002 in spite of the lackluster performance of developed markets over the same time period. Strong earnings growth prospects combined with a large valuation discount continue to attract new flows into the emerging market asset class. Over the period the IFC Emerging Market Composite Index rose 37.9% while the S&P 500 Index rose 2.3% and the NASDAQ Composite Index closed the period virtually flat. Emerging markets have now outperformed developed markets over the last three years by more than 25%.

Asia was the best performing region within the emerging markets rising 50% driven by Korea and Taiwan, which rallied 75% and 53%, respectively. Asian markets are highly geared to a recovery in the global economy and are typically early cycle movers. As signals of an economic recovery began to appear late last year these markets began to perform strongly.

In spite of the debilitating devaluation and default in Argentina in January, Latin America rose 29% over the period driven by Brazil and Mexico, which rose 41% and 32%, respectively. Argentina fell 39% over the period but its weight in the composite index is small and thus its overall impact was minimal. The performance of the Brazilian market finally de-coupled from the troubles in neighboring Argentina. The real economic impact on Brazil from the crisis is minimal and the market finally began to recognize that. The Mexican market was driven by the prospects for higher growth as a result of the recovery in the U.S.

The EMEA (Europe, Middle East and Africa) markets also performed strongly led by Russia, which continues to benefit from higher oil prices, rising valuations off a very low level and improvements in corporate governance. The Russian market rose 80% over the period led by the energy sector. The South African market struggled late in 2001 and early this year as concerns over election volatility in neighboring Zimbabwe hurt confidence. The South African Rand weakened by more than 30% at one stage but has since recovered most of those losses.

With the exception of Telecoms, emerging markets performed well across all sectors. Technology was the best performing sector up 59% over the period. Rising chip and DRAM prices led by expectations of industry consolidation and rising demand triggered a powerful rally in stocks such as Samsung Electronics and Taiwan Semiconductor, two index heavy weights. Materials (+40%), Consumer (+41%), Financials (+29%) and Energy (+29%) all contributed to the strong performance.

PERFORMANCE: For the six-month period ended April 30, 2002, the Fund's Class Q shares provided a total return of 32.12% compared to the MSCI Emerging Market Free (EMF) Index, which returned 33.67% for the same period.

PORTFOLIO SPECIFICS: Over the period we gradually reduced our exposure to non-emerging stocks from 12% to zero as the case for continued out performance of emerging markets relative to developed markets strengthened. Emerging markets tend to perform very well in the early stages of an economic cycle and therefore we positioned accordingly.

Within emerging markets we remained overweight in Asia for most of the period, as it is the region most geared to the economic recovery. Korea performed very well and one of our top performers in the Korean market, Samsung Electronics, rose over 120% over the period. Telecom stocks across the asset class continued to disappoint and overweight positions in Korea Telecom and SK Telecom offset strong gains in the Korean Technology and consumer durable sectors.

We moved from an underweight to overweight position in Latin America during the period as Mexico began to benefit from the U.S. economic recovery and as Brazil began to de-couple from the crisis in Argentina. Mexico continues to be a good performer and the convergence story with the U.S. continues to gather steam. While the large valuation discount with the U.S. has closed somewhat there is a long way to go. Brazil rallied strongly off of oversold levels and the currency strengthened. However, political risk leading up to the October presidential election has pressured the market more recently. We divested our only holding in Argentina late last year prior to the devaluation and remain on the sidelines for now.

In EMEA, we continued to run an overweight position in Russia and we further increased our underweight position in South Africa. Russia continues to power ahead led by the oil stocks which have experienced a tremendous re-rating based on reduced country risk, improved corporate governance and an attractive outlook for production growth and oil prices. One of our largest bets in the Russian oil sector is Yukos, which rallied 163% over the period. South Africa struggled late last year as the currency weakened, which pressured inflation forcing rates higher early this year. With inflation peaking and interest rate expectations stabilizing domestic stocks once again look attractive. We recently increased our position in South African financials.

MARKET OUTLOOK: With the global economic cycle turning decisively positive and with commodity prices finally beginning to lift off of depressed levels, we are very constructive on the emerging markets asset class. Given the positive global economic backdrop, we expect a strong earnings recovery in 2002 continuing into 2003. We also expect some multiple expansions as valuations remain at a deep discount to developed markets and that gap should narrow. Significant improvement in corporate governance is one of the variables that should drive valuation multiple convergences. Our strategy is to focus on countries where economic growth is rebounding and on companies with improving cash flows, solid balance sheets and attractive valuations. We are currently finding the best opportunities in Malaysia, Thailand, Indonesia, Brazil, Mexico, Russia, Hungary and Turkey. We remain cautious on South Africa after the recent rebound in the market and the Rand as well as Israel and the smaller markets in Latin America.

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Portfolio Managers' Report                           ING EMERGING COUNTRIES FUND
--------------------------------------------------------------------------------

                         AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
                                     ENDED APRIL 30, 2002
                         --------------------------------------------
                                                      SINCE INCEPTION
                                                        OF CLASS Q
                            1 YEAR        5 YEAR         08/31/95
                            ------        ------         --------
  Class Q                   10.65%        -0.12%           4.30%
  MSCI EMF Index            10.32%        -5.14%          -2.30%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Emerging Countries Fund against the MSCI EMF Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table does not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 09/01/95.

PRINCIPAL RISK FACTOR(S): Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 16.

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ING INTERNATIONAL
CORE GROWTH FUND                                      Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Richard Saler, Portfolio Manager; Philip Schwartz, C.F.A., Portfolio Manager; ING Investments, LLC.

GOAL: The ING International Core Growth Fund (the "Fund") seeks maximum long-term capital appreciation. Under normal circumstances the Fund invests at least 65% of its assets in the equity securities of companies located outside the U.S. The Fund may also invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

MARKET OVERVIEW: The six-month period ended April 30, 2002 was dominated by the aftermath of the events of September 11th, 2001 and the global economic recovery. By the end of 2001 most investors had concluded that the lowest point in the global downturn had been reached. The outlook was far from clear, however. The U.S. had led the downturn and it seemed obvious that that economy, accounting for about 30% of global output, would lead the rebound. But how strong would this be? Consumer spending had not fallen very much and there was no reason why it should accelerate. The same could be said for housing related demand. In addition, slumping business investment, especially in technology, had put the economies on the downward track and was unlikely to rebound strongly since it would take both substantially improving corporate profits and/or a new impetus to invest. The first would take time. The second was hard to see, given the scale of the over-investment in technology that had taken place.

There was little to get enthused over in the international economies, which were earlier in the cycle than the U.S. Japan's problems, deflation and a paralyzed banking system, seemed as intractable as ever. Demand remained weak in Europe ex the UK. In the UK, overall conditions were more favorable, with unemployment and interest rates at the lowest levels in a generation, a booming housing market and vibrant consumer demand. But the UK's economy was too small in global terms to make a difference.

By the end of April global conditions had continued to brighten, but the concerns expressed above persisted.

During the six-month period most markets have been moderately stronger. The MSCI EAFE Index rose 5.7% in dollar terms. Europe ex UK rose 5.7% while the UK rose 3.2%. The Japanese market only rose 0.8%, but this conceals late strength: it rose 7.0% in the first four months of 2002. The brightest spot has been emerging markets especially in Asia. Because of the nature of the goods produced in these economies, their markets tend to be strong in the early days of global recovery. Accordingly, as a whole, emerging markets were up 32.7% in the six months under review.

PERFORMANCE: For the six-month period ended April 30, 2002, the Fund's Class Q shares provided a total return of 6.11% compared to the MSCI EAFE Index, which returned 5.66%.

PORTFOLIO SPECIFICS: Given the uncertainties described above, we framed our strategy so as to cover a wide spread of sectors with no large bets, notwithstanding our positive outlook, on balance, for the global economy. Instead we decided to be opportunistic in taking advantage of stocks, which appeared to offer good relative value according to our process. This would drive sector allocations and might result in a defensive or aggressive looking bias from time to time.

This approach was successful in that the Fund outperformed its major benchmark, the MSCI EAFE Index. Our analysis indicates that we benefited by being underweight stocks in the worst performing sectors, telecommunications and technology, although we gave some of this back by being underweight the strong energy sector. At least during 2002, value was also added against the benchmark by the stocks that we picked compared to their sector peers. This was true among financial stocks and those in the telecommunications sector.

MARKET OUTLOOK: The global economy continues its fitful recovery led by the U.S. decelerating inventory reductions and defense related government spending are prominent elements in the acceleration of U.S. GDP growth to 5.6% annualized in the first quarter of 2002. There is evidence that this is causing improved export performance in the next two largest economies, Japan and Germany. Unfortunately business investment in the U.S. continues to fall, albeit at a declining rate. Other than the early cycle economies of some emerging markets, especially in Asia, it is hard to see strong sustained global growth taking hold until business investment improves.

In view of this we will maintain our strategy to avoid big bets on any particular economic outcome or backdrop, but to invest in companies from across the spectrum, which offer good relative value on a stock-by-stock basis. We are about 7% underweight in technology and telecommunications, favoring consumer stocks instead.

                                                               ING INTERNATIONAL
Portfolio Managers' Report                                      CORE GROWTH FUND
--------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURNS
                              FOR THE PERIODS ENDED APRIL 30, 2002
                          --------------------------------------------
                                                       SINCE INCEPTION
                             1 YEAR        5 YEAR         02/28/97
                             ------        ------         --------
  Class Q                    -12.27%        6.84%          7.31%
  MSCI EAFE Index            -13.62%        1.62%          1.76%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International Core Growth Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table does not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 03/01/97.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 16.

ING INTERNATIONAL FUND                                Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Richard Saler, Portfolio Manager; Philip Schwartz, C.F.A., Portfolio Manager; ING Investments, LLC.

GOAL: The ING International Fund (the "Fund") seeks to maximize long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S. The Fund may hold up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

MARKET OVERVIEW: The six-month period to the end of April 2002 was dominated by the aftermath of the events of September 11th, 2001 and the global economic recovery. By the end of 2001 most investors had concluded that the lowest point in the global downturn had been reached. The outlook was far from clear, however. The U.S. had led the downturn and it seemed obvious that that economy, accounting for about 30% of global output, would lead the rebound. But how strong would this be? Consumer spending had not fallen very much and there was no reason why it should accelerate. The same could be said for housing related demand. In addition, slumping business investment, especially in technology, had put the economies on the downward track and was unlikely to rebound strongly since it would take both substantially improving corporate profits and/or a new impetus to invest. The first would take time. The second was hard to see, given the scale of the over-investment in technology that had taken place.

There was little to get enthused over in the international economies, which were earlier in the cycle than the U.S. Japan's problems, deflation and a paralyzed banking system, seemed as intractable as ever. Demand remained weak in Europe ex the UK. In the UK, overall conditions were more favorable, with unemployment and interest rates at the lowest levels in a generation, a booming housing market and vibrant consumer demand. But the UK's economy was too small in global terms to make a difference.

By the end of April global conditions had continued to brighten, but the concerns expressed above persisted.

During the six-month period most markets have been moderately stronger. The MSCI EAFE Index rose 5.7% in dollar terms. Europe ex UK rose 5.7% while the UK rose 3.2%. The Japanese market only rose 0.8%, but this conceals late strength: it rose 7.0% in the first four months of 2002. The brightest spot has been emerging markets especially in Asia. Because of the nature of the goods produced in these economies, their markets tend to be strong in the early days of global recovery. Accordingly, as a whole, emerging markets were up 32.7% in the six months under review.

PERFORMANCE: For the six-month period ended April 30, 2002, the Fund's Class Q shares provided a total return of 6.42% compared to the MSCI EAFE Index, which returned 5.66% for the same period.

PORTFOLIO SPECIFICS: Given the uncertainties described above, we framed our strategy so as to cover a wide spread of sectors with no large bets, notwithstanding our positive outlook, on balance, for the global economy. Instead we decided to be opportunistic in taking advantage of stocks, which appeared to offer good relative value according to our process. This would drive sector allocations and might result in a defensive or aggressive looking bias from time to time.

This approach was successful in that the Fund outperformed its major benchmark, the MSCI EAFE Index. Our analysis indicates that we benefited by being underweight stocks in the worst performing sectors, telecommunications and technology, although we gave some of this back by being underweight the strong energy sector. At least during 2002, more value was added against the benchmark by the stocks that we picked compared to their sector peers. This was true among financial stocks and those in the telecommunications sector.

MARKET OUTLOOK: The global economy continues its fitful recovery led by the U.S. decelerating inventory reductions and defense related government spending are prominent elements in the acceleration of U.S. GDP growth to 5.6% annualized in the first quarter of 2002. There is evidence that this is causing improved export performance in the next two largest economies, Japan and Germany. Unfortunately business investment in the U.S. continues to fall, albeit at a declining rate. Other than the early cycle economies of some emerging markets, especially in Asia, it is hard to see strong sustained global growth taking hold until business investment improves.

In view of this we will maintain our strategy to avoid big bets on any particular economic outcome or backdrop, but to invest in companies from across the spectrum, which offer good relative value on a stock-by-stock basis. We are about 7% underweight in technology and telecommunications, favoring consumer stocks instead.

Portfolio Managers' Report                                ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

                                   AVERAGE ANNUAL TOTAL RETURNS FOR
                                   THE PERIODS ENDED APRIL 30, 2002
                          ---------------------------------------------------
                                          SINCE INCEPTION     SINCE INCEPTION
                                             OF CLASS Q         OF CLASS I
                             1 YEAR           02/26/01           01/15/02
                             ------           --------           --------
  Class I                         --               --              4.73%
  Class Q                     -11.68%          -11.08%               --
  MSCI EAFE Index             -13.62%          -10.14%(1)          2.67%(2)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table does not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 03/01/01.

(2)  Since inception performance for the index is shown from 01/01/02.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. The risks of foreign investing are generally intensified for investing in emerging markets.

                See accompanying index descriptions on page 16.

ING INTERNATIONAL
SMALLCAP GROWTH FUND                                  Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Randall S. Kahn, Portfolio Manager; Loretta J. Morris, Portfolio Manager; Catherine Somhegyi Nicholas, Chief Investment Officer, Nicholas-Applegate Capital Management.

GOAL: The ING International Small Cap Growth Fund (the "Fund") seeks to maximize long-term capital appreciation through investments in small-capitalization, non-U.S. securities.

MARKET OVERVIEW: Investors endured a number of extraordinary and unparalleled challenges during the six-month period ended April 30, 2002. Already reeling from economic weakness worldwide, the global stock market was rocked by the terrorist attacks of September 11, 2001. In the initial shock that followed, the already depressed major global indices bottomed out in late September, only to stage a powerful rally as investors rebuilt their shattered confidence and sentiment improved.

In the wake of the attacks, coordinated action by the world's central bankers led to unprecedented stimulus in the form of interest-rate reductions and injections of liquidity into the markets. The stimulus began to have its desired effect late in 2001 as encouraging economic reports indicated that a recovery was indeed underway.

Increasing evidence of a pick-up in economic growth as well as the support of low interest rates buoyed international markets during the first quarter of 2002. While developed markets in Europe and Japan posted modest gains, emerging markets did significantly better.

Already skeptical of accounting practices in many countries, investors began to penalize those companies with the most aggressive methods of tallying profits. However, by the second half of the quarter, investor attention shifted towards a steady stream of positive economic news, as the memory of September 11 faded into the background.

Later in the reporting period, escalating violence in the Middle East, worries over both the quality and quantity of corporate earnings and rising energy prices pressured equity prices in most developed economies. This decline came despite the International Monetary Fund's World Economic Outlook stating that economic recoveries are now under way in most countries, led by the United States. One notable exception was in Japan, where stocks surged on a combination of technical reforms (new regulations limiting short-selling, for example) and hints that its beleaguered economy might be bottoming.

PERFORMANCE: For the six-month period ended April 30, 2002, the Fund's Class Q shares provided a total return of 6.90% compared to the Salomon EPAC EMI (Europe, Pacific Australasia Composite Extended Market Index), which advanced 11.84% during the same period.

PORTFOLIO SPECIFICS: The Fund's relative under-performance was primarily caused by poor stock selection and overweight holdings in the commercial/industrial services sector. Stock selection in the healthcare group -- particularly medical supply and biotechnology companies -- also proved negative. A significantly underweight position in consumer services stocks, as well as selection of specific companies, also dragged down relative returns.

On the positive side, the Fund benefited from strong stock selection in the financial services, utilities and consumer non-durables sectors. Airlines stocks also surged, lifting the transportation sector in both the portfolio (up nearly 60%) and the benchmark (up more than 55%).

By country, relative performance suffered due in part to a lack of holdings in South Korea, whose market advanced sharply as a result of global economic recovery driving demand for products such as automobiles, semiconductors and liquid crystal display (LCD) screens. Negative stock selection and underweight holdings in Australia -- whose stock market was among the world's strongest during the reporting period -- and Japan also hurt performance. Meanwhile, positive stock selection in Ireland, Canada, Italy and Spain helped the Fund generate positive absolute returns.

Top-performing stocks for the reporting period included Nitto Denko of Japan, a supplier of industrial materials benefiting from a resurgence in that nation's economy; Anglo Irish Bank, which benefited from strong macroeconomic conditions and rising market share; and Japanese carmaker Mazda Corporation, which advanced as a many-year-long restructuring of dealer relationships and the introduction of attractive new car models began to be translated into accelerating earnings.

MARKET OUTLOOK: Our outlook for international small-capitalization equities remains cautiously optimistic. Interest rates remain low. Better economic data from the U.S., Japan and many Eurozone nations continue to point to economic recovery, which should translate into an acceleration in corporate profits.

We are also encouraged by investors' willingness to once again reward those companies that exceed earnings estimates. As investors regain confidence in the sustainability of the recoveries in economic and earnings growth, our style should come back into favor again as strong growth is translated into share price appreciation. However, concerns over accounting irregularities, earnings, rising energy prices and Middle East violence have dampened investor sentiment. Until a clear direction is established, the market's recent volatility may continue.

As we look forward, we believe one of the most trying times in history for investors is behind us. We appreciate your patience and commend you for staying the course throughout this difficult period. We continue to work toward our mission of providing you with significant capital appreciation over the long term, and we are confident that your patience will be rewarded.

                                                               ING INTERNATIONAL
Portfolio Managers' Report                                  SMALLCAP GROWTH FUND
--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS
                                    FOR THE PERIODS ENDED APRIL 30, 2002
                                ---------------------------------------------
                                                              SINCE INCEPTION
                                                                OF CLASS Q
                                   1 YEAR         5 YEAR          8/31/95
                                   ------         ------          -------
      Class Q                      -13.17%        15.79%          15.25%
      Salomon EPAC EM Index         -5.40%         0.93%           2.02%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International SmallCap Growth Fund against the Salomon EPAC EM Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table does not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 09/01/95.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 16.

ING INTERNATIONAL VALUE FUND                          Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Brandes' LargeCap Investment Committee, Brandes Investment Partners, L.P.

GOAL: The International Value Fund (the "Fund") seeks to maximize long-term capital appreciation by investing primarily in non-U.S. companies with market capitalizations greater than $1 billion. The Fund may hold up to 25% of its assets in companies with smaller market capitalizations.

MARKET OVERVIEW: In an environment characterized by conflicting reports of economic strength and mixed corporate earnings, returns for non-U.S. stock markets were generally positive for the six months ended April 30, 2002. During the period, the MSCI EAFE Index gained 5.7%.

After losing ground in December and January, Japanese stocks advanced in February, March, and April, resulting in a modest 1.4% gain for the MSCI Japan Index over the six-month period. Reports of economic recovery in the United States helped bolster sentiment for the Japanese economy, although domestic growth in Japan remains tepid.

European stocks got a boost early in the period as the European Central Bank
(ECB) and the Bank of England lowered key interest rates in November 2001. In April, the European Commission raised its inflation projection for 2002, generating speculation regarding a potential ECB rate hike in the months ahead. For the six months as a whole, the MSCI Europe gained 5.9%.

During the period, the MSCI Emerging Markets Free Index (EMF) surged 33.7%. Economic and currency turmoil in Argentina appeared largely isolated: while the MSCI Argentina Index fell 31.2% during the quarter, the MSCI EMF Latin America Index gained 25.7%. Emerging markets in Asia also registered strong returns. The MSCI EMF Asia Index advanced 44.3%.

PERFORMANCE: For the six-month period ended April 30, 2002, the Fund's Class Q shares provided a total return of 11.36% versus a return of 5.66% for the MSCI EAFE Index.

PORTFOLIO SPECIFICS: Advances for positions in the United Kingdom and significant weightings for these holdings helped drive performance during the period. U.K. stocks registering gains included Invensys (machinery, 1.5% of the portfolio), Corus Group (metals & mining, 1.5%), and British American Tobacco (tobacco, 1.5%).

Strong returns for positions in select emerging markets also contributed to results. Holdings in Brazil, including Petroleo Brasileiro (oil & gas, 1.8%) and Eletrobras (electric utilities, 2.0%), advanced during the period. Positions in South Korea also registered gains.

From an industry perspective, holdings in the banking and beverages industries were among the portfolio's top performers. Positions such as DBS Group Holdings (Singapore, banking, 2.3%) and Unilever (United Kingdom, beverages, 2.2%) advanced sharply during the period.

Through the six-month period, we purchased several companies at price levels that we believe offer significant potential for long-term appreciation. In the United Kingdom, for example, we purchased shares of insurers Royal & Sun Alliance (1.3%) and Friends Provident (1.0%), as well as information provider Reuters Group (commercial services & supplies, 1.2%). Other buys included IntesaBci (Italy, banking, 1.9%) and Sankyo (Japan, pharmaceuticals, 1.5%).

During the period, we sold a trio of U.K. firms -- Innogy Holdings (electric utilities), BOC Group (chemicals), and Diageo (beverages) -- as their price levels advanced toward our estimates of the value of their businesses. We also sold Bank of Ireland (Ireland -- banking) and Altadis (Spain -- tobacco) after appreciation resulted in share prices that fully reflected our approximations of their fair values.

As of April 30, 2002 the Fund's most substantial country weightings remain in the United Kingdom and Japan. Sales during the period reduced exposure to Ireland, while purchases and appreciation boosted weightings for Japan, Italy, and Singapore. On an industry basis, the Fund's largest exposures remain in insurance and diversified telecom services.

MARKET OUTLOOK: Our company-by-company search for undervalued businesses in international equity markets continues to focus on investment candidates that offer both long-term appreciation potential and an attractive margin of safety. Regardless of its short-term fluctuations, we believe the broader market will eventually recognize the fundamental strengths of such holdings, resulting in favorable results for investors with a long-term perspective.

Portfolio Managers' Report                          ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

                                     AVERAGE ANNUAL TOTAL RETURNS
                                 FOR THE PERIODS ENDED APRIL 30, 2002
                          --------------------------------------------------
                                         SINCE INCEPTION     SINCE INCEPTION
                                            OF CLASS Q         OF CLASS I
                             1 YEAR          01/24/00           06/18/01
                             ------          --------           --------
  Class I                        --               --             -6.72%
  Class Q                     -7.28%           -0.73%               --
  MSCI EAFE Index            -13.62%          -11.95%(1)         -5.49%(2)

Based on a $10,000 initial investment, the table above illustrates the total return of ING International Value Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table does not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 02/01/00.

(2)  Since inception performance for the index is shown from 07/01/01.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. The risks of foreign investing are generally intensified for investing in emerging markets. Investing in funds that are concentrated in a smaller number of holdings poses greater risk than those funds with a larger number of holdings because each investment has a greater effect on the Fund's performance.

                See accompanying index descriptions on page 16.

                      Portfolio Managers' Report ING GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Guy Uding, Daniel Hayes, Tycho van Wijk, ING Investment Management Advisors B.V.

GOAL: The ING Global Technology Fund (the "Fund") seeks long-term capital appreciation by investing in equity securities of information technology companies located throughout the world, including the United States.

MARKET OVERVIEW: The sharp upturn on Wall Street in the fourth quarter 2001 came to an end in January, despite the reasonable macro-economic figures. The rapid collapse of the Enron energy group and the manifest gross negligence of its auditor Arthur Andersen hit sentiment hard. The -- until recently -- highly prestigious energy group had obviously been reporting misleading figures for years. Soon several other companies (e.g. Tyco, Global Crossing) were being associated with dishonest accounting practices, creating great concern among investors. The market was afraid that Enron was not just a single rogue company, but just the tip of the iceberg. Once these fears were seen to be exaggerated and good macro-economic figures continued to come in, the market shifted its focus to the expected economic recovery. Hence, the market climate decidedly brightened in the last week of February. Wall Street gradually recouped the losses it suffered in January and February. However, rising bond yields and the unrest in the Middle East helped to erode equity prices again in the last two weeks of March. Although the market's underlying mood remained upbeat, it became more skeptical about the profit recovery.

Global sales of semiconductors were quite strong, with sales of Dynamic Random Access Memory (DRAM) chips rising 24 percent as a result of higher average prices, according to data from the Semiconductor Industry Association(SIA). With market conditions still weaker than in the year-ago boom the SIA also forecasted the second quarter to be slightly stronger with further acceleration of growth in the second half of 2002. Renewed orders for chip-making equipment and firming DRAM memory chip prices clearly confirms this expectation. Strength in the outsourcing sector continued in the fourth quarter and this sector was perceived as the defensive sector within the technology sector. However, after profit warnings from bellwethers as Electronic Data Systems and IBM, this changed. IBM announced their quarterly figures and missed the analyst's forecasts by $1 billion. Sales in semiconductors and hard-disk drive division fell about 35% and revenue was weak across the board. This announcement was the first time since 1991 that they announced a profit warning. IBM announced that they raised their dividend and that they will buy back as much as $3.5 billion more shares.

The Electronics Manufacturing Services (EMS) sector experienced an acceleration in outsourcing in the second half of the reporting period with seven (Lucent, Valeo , Alcatel, Hewlett Packard, IBM, NEC and Compaq) divestitures announced that are expected to generate annual revenue of about $4.5 billion. The Valeo announcement with Jabil is the largest Original Equipment Manufacturer (OEM) asset purchase agreement in the automotive sector at an estimated $300 million in annual revenue. As the economy began to weaken in 2001 the structure of OEM asset sales began to change with less land and physical manufacturing infrastructure being acquired by the EMS sector. For example the Lucent agreement with Solectron at the end of the quarter didn't include any equipment or property. Transactions like these are allowing OEM's to benefit from manufacturing the product in a more cost-effective location. The PC sector reported better quarterly figures as Dell raised its forecast on sales and reiterated its earnings. Intel reduces prices on processors for PC's and servers as much as 32% to fuel demand and Compaq reported better than expected earnings and said they won more than $1 billion in business in the healthcare, education and travel markets. The enterprise software sector is clearly being hurt by the economy and the lack of a killer application and is in its worst condition in a very long time. Oracle and PeopleSoft surprised investors with profit warnings. Oracle blamed Asia for the miss, while PeopleSoft cited the late closure of a few large deals suggesting a very back-end loaded quarter. Clearly as buyers are feeling little pressure to upgrade to new systems and thus waiting to the end of the quarter and the opportunity to negotiate better deals. PeopleSoft shares tumbled 33%, their biggest one-day drop, after the announcement, as it took investors by surprise because PeopleSoft managed to meet its forecasts every quarter last year, even as others like Oracle, Siebel and SAP fell short. Later in the month they announced their quarterly figures which were on the earnings front better than what they had forecasted, however, their guidance going forward was set to a lower level. The gaming sector performed very well during the reporting period and reported figures which supported this performance. The successful introduction of the Xbox and GameCube (Nintendo) together with very aggressive price cuts fueled demand. The software gaming companies and component makers for the hardware are clearly benefiting.

PERFORMANCE: For the period since inception (January 15, 2002) through April 30, 2002, the Fund's Class I shares provided a total return of -29.47% compared to the Goldman Sachs Technology Industry Composite Index which returned -24.97% for the same period.

PORTFOLIO SPECIFICS: At the second half of the reporting period, we became more positive on the technology sector at least for the short-term as the weakness in some technology companies was overdone. Therefore, we lowered the weighting in the outsourcing sector, which is more defensive, quite significantly by selling Computer Sciences, Electronic Data System, Amdocs and IBM. The Fund increased the weighting in Storage by adding Qlogic to the portfolio and switched Veritas into EMC because of valuations. Adding to the position of Advanced Micro Devices and Fairchild also increased the weighting in the semiconductor sector. After Yahoo announced their quarterly figures, the stock came under some selling pressure as they beat their revenue estimate but fell short of core business revenue estimates due to a slowdown in advertising revenue. After this, we added Yahoo to the portfolio. We reduced our weighting in Oracle as we had

Portfolio Managers' Report                            ING GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

some doubts on certain contracts they signed some time ago, especially their contract of $140 million with the state of California.

MARKET OUTLOOK: Along with an economic recovery in the second half of the year which we expect, the profitability of U.S. public companies should improve considerably. As profits stabilize or rise, companies will loosen up their IT budgets. Recent data suggest that corporations under spent their IT budget around 40% in the first quarter. We expect the PC sector to perform quite well in the coming periods as PC's will be replaced by corporations with a move to Windows 2000. Clearly the semiconductor companies will benefit from this replacement cycle as 60% of the worldwide semiconductors are PC related. Pick up in the enterprise software sector will be back-end loaded as a driver for this sector is still lacking.

                              TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2002
                              -------------------------------------------------
                                               SINCE INCEPTION
                                                  01/15/02
                                                  --------
  Class I                                           -29.47%
  Goldman Sachs Technology
  Industry Composite Index                          -24.97%

Based on a $10,000 initial investment, the table above illustrates the total return of ING Global Technology Fund against the Goldman Sachs Technology Industry Composite Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table does not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

PRINCIPAL RISK FACTOR(S): International investing involves special risks including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. The Fund concentrates its investments in information technology-related companies and will tend to experience greater volatility than funds with more diversified portfolios. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price volatility than investing in stocks of larger companies.

                See accompanying index descriptions on page 16.

ING WORLDWIDE GROWTH FUND                             Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Mary Lisanti, Portfolio Manager; Jeffrey Bernstein, Portfolio Manager; Richard Saler, Portfolio Manager; Philip Schwartz, Portfolio Manager, ING Investments, LLC.

GOAL: The ING Worldwide Growth Fund (the "Fund") seeks maximum long-term capital appreciation.

MARKET OVERVIEW:

DOMESTIC: The six months following the events on September 11th were fraught with uncertainty for investors. The markets rallied strongly off the September bottom, as the prompt action by the Federal Reserve and the fiscal stimulus provided by the government reassured investors that the economy would continue to function, the timing and pace of that recovery was uncertain. The advent of the Enron accounting scandal shortly afterwards further shook investor confidence, as it called into question the veracity of corporate earnings. The net result is the lowest rebound for the S&P 500 Index (S&P 500) in previous "recession-recovery" scenarios, the average return for the S&P 500 is 38%; for the six-months ended April 30, 2002, the S&P 500 returned 2.31%, while the Dow Jones Industrial Average returned 10.59%, the NASDAQ Composite Index was up 0.06%. Following the historical pattern coming out of recessions, small capitalization stocks were the best performing asset class, returning 20.06% in the six months.

INTERNATIONAL: The six-month period to the end of April 30, 2002 was dominated by the aftermath of the events of September 11th and the global economic recovery. By the end of 2001 most investors had concluded that the lowest point in the global downturn had been reached. The outlook was far from clear, however. The U.S. had led the downturn and it seemed obvious that that economy, accounting for about 30% of global output, would lead the rebound. But how strong would this be? Consumer spending had not fallen very much and there was no reason why it should accelerate. The same could be said for housing related demand. In addition, slumping business investment, especially in technology, had put the economies on the downward track and was unlikely to rebound strongly since it would take both substantially improving corporate profits and/or a new impetus to invest. The first would take time. The second was hard to see, given the scale of the over-investment in technology that had taken place.

There was little to get enthused over in the international economies, which were earlier in the cycle than the U.S. and Japan's problems, deflation and a paralyzed banking system, seemed as intractable as ever. Demand remained weak in Europe ex the U.K. In the U.K., overall conditions were more favorable, with unemployment and interest rates at the lowest levels in a generation, a booming housing market and vibrant consumer demand. But the U.K.'s economy was too small in global terms to make a difference.

By the end of April global conditions had continued to brighten, but the concerns expressed above persisted.

During the six-month period most markets have been moderately stronger. The MSCI EAFE Index rose 5.7% in dollar terms. Europe ex U.K. rose 5.7% while the U.K. rose 3.2%. The Japanese market only rose 0.8%, but this conceals late strength: it rose 7.0% in the first four months of 2002. The brightest spot has been emerging markets especially in Asia. Because of the nature of the goods produced in these economies, their markets tend to be strong in the early days of global recovery. Accordingly, as a whole, emerging markets were up 32.7% in the six months under review.

PERFORMANCE: For the six-month period ended April 30, 2002, the Fund's Class Q shares returned 0.73%, compared to the MSCI World Index, which returned 3.47%.

PORTFOLIO SPECIFICS:

DOMESTIC: In the wake of September 11th, we positioned the portfolio for a cyclical economic recovery. Given the stimulatory actions taken by the Federal Reserve and the spending plan proposed by President Bush, we believed the consumer would be the initial beneficiary, with the industrial sector of the economy following within six to nine months. The Fund is positioned to benefit from an improving economy with a strong weighting in consumer cyclical, energy and financials. We are modestly overweight information technology relative to the index. Our most significant underweight is healthcare, and specifically large pharmaceutical companies.

INTERNATIONAL: Given the uncertainties described above, we framed our strategy so as to cover a wide spread of sectors with no large bets, notwithstanding our positive outlook, on balance, for the global economy. Instead we decided to be opportunistic in taking advantage of stocks, which appeared to offer good relative value according to our process.

This approach was successful in that the Fund outperformed the MSCI EAFE Index over the six-month period. However, the best results were in the last two months of 2001. In the first four months of 2002 we underperformed the index slightly. During this time we benefited by being underweight stocks in the worst performing sectors, telecommunications and technology, but this was outweighed by adverse stock selection among industrials.

MARKET OUTLOOK:

DOMESTIC: We have become increasingly optimistic in our outlook for U.S. equities, as the market appears to have had its capitulation. As stocks fell to levels last seen in 1998, valuations became increasingly compelling. For the first time since the 1980's we have had both fiscal and monetary stimulus working together, which implies a recovery is at hand. However, worries remain on the macro side regarding the shape and strength of the recovery. The quality of corporate earnings remains under the "Enron" cloud. In this environment, valuations will probably be capped, at least in the near term, and volatility may remain high.

Portfolio Managers' Report                             ING WORLDWIDE GROWTH FUND
--------------------------------------------------------------------------------

Our strategy looking into 2002 is to focus on companies that have strong operating leverage, the potential for strong earnings growth, and an attractive valuation. We have spent a substantial amount of time analyzing turnaround stories, as these companies offer the potential for appreciation, regardless of the business cycle. After one of the longest and deepest bear markets since the early 1970's, we feel that there are opportunities for significant capital appreciation in the U.S. equity market. A disciplined investment process and good fundamental research will be capabilities needed to uncover those companies with the greatest appreciation potential. To that end, we have strengthened our research capabilities particularly in the healthcare sector and continue to refine our investment process.

INTERNATIONAL: The global economy continues its fitful recovery led by the U.S. decelerating inventory reductions and defense related government spending are prominent elements in the acceleration of U.S. Gross Domestic Product growth to 5.6% annualized in the first quarter of 2002. There is evidence that this is causing improved export performance in the next two largest economies, Japan and Germany. Unfortunately business investment in the U.S. continues to fall, albeit at a declining rate. Other than the early cycle economies of some emerging markets, especially in Asia, it is hard to see strong sustained global growth taking hold until business investment improves.

In view of this we will maintain our strategy to avoid big bets on any particular economic outcome or backdrop, but to invest in companies from across the spectrum, which offer good relative value on a stock by stock basis. We are about 7% underweight in technology and telecommunications, favoring consumer stocks instead.

                           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS
                                       ENDED APRIL 30, 2002
                           --------------------------------------------
                                                        SINCE INCEPTION
                                                          OF CLASS Q
                              1 YEAR        5 YEAR         08/31/95
                              ------        ------         --------
  Class Q                     -21.74%        8.63%          9.75%
  MSCI World Index            -13.53%        4.32%          7.01%(1)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Worldwide Growth Fund against the MSCI World Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

Performance table does not reflect the deduction of taxes that a shareholder will pay on fund distributions or the redemption of fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Since inception performance for the index is shown from 09/01/95.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. The Fund may also invest in small and medium sized companies, which may be more susceptible to price volatility than larger companies. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 16.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 INDEX is a widely recognized index of 500 common stocks.

The DOW JONES INDUSTRIAL AVERAGE is a price-weighted average of 30 blue-chip stocks that are generally the leaders of their industry.

The NASDAQ COMPOSITE INDEX is a broad-based capitalization-weighted index of all NASDAQ National Market & SmallCap stocks.

The MSCI EAFE INDEX consists of more than 1,000 securities taken from the largest market capitalization companies based in Europe, Australia and Asia (Australasia), and the Far East.

The MSCI EMERGING MARKETS FREE (EMF) INDEX is comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The MSCI WORLD INDEX consists of more than 1,400 securities of the largest publicly traded companies around the world based on market capitalization.

The SALOMON EPAC EXTENDED MARKET INDEX measures the performance of securities of smaller-capitalized companies in 22 countries excluding the U.S. and Canada.

The GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX is a modified capitalization-weighted index of selected technology stock.

The MSCI JAPAN INDEX is a capitalization weighted index that monitors the performance of stocks from the country of Japan.

The MSCI EUROPE INDEX is a capitalization weighted index that monitors the performance of stocks from all the countries that make up the continent of Europe.

The MSCI ARGENTINA INDEX is an unmanaged index that measures the performance of the Argentina stock market.

The MSCI EMF LATIN AMERICA INDEX is a capitalization-weighted index that monitors the performance of stocks from the EMF Latin America region.

The MSCI EMF ASIA INDEX is a capitalization-weighted index that monitors the performance of stocks from the EMF Asian region.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

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                                       17

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                           ING
                                                         ING          INTERNATIONAL
                                                      EMERGING             CORE               ING
                                                      COUNTRIES           GROWTH         INTERNATIONAL
                                                        FUND               FUND              FUND
                                                  ----------------   ---------------   ----------------
ASSETS:
Investments in securities, at value*               $ 141,385,862      $  37,109,941     $  45,164,808
Short-term investments, at amortized cost                     --                 --         1,299,085
Cash                                                          --            130,012           721,586
Foreign currencies at value**                          1,711,788                 --                --
Receivables:
  Investment securities sold                           2,164,478                 --                --
  Fund shares sold                                     4,261,494            972,993           625,171
  Dividends and interest                                 665,818            160,879           232,655
  Other                                                   96,591            202,333             1,550
Other investments (Note 11)                            6,631,900          3,540,273         4,257,694
Prepaid expenses                                          17,260             11,761            23,534
Reimbursement due from manager                            71,823                --                --
                                                   -------------      -------------     -------------
  Total assets                                       157,007,014         42,128,192        52,326,083
                                                   -------------      -------------     -------------
LIABILITIES:
Payable for investment securities purchased            1,082,973            126,002           241,788
Payable for fund shares redeemed                         822,447            340,451           808,603
Payable for securities loaned                          6,631,900          3,540,273         4,257,694
Payable to affiliates                                    287,266             74,096            52,628
Payable to custodian                                   3,050,349                 --                --
Other accrued expenses and liabilities                   496,614            122,881           248,948
                                                   -------------      -------------     -------------
  Total liabilities                                   12,371,549          4,203,703         5,609,661
                                                   -------------      -------------     -------------
NET ASSETS                                         $ 144,635,465      $  37,924,489     $  46,716,422
                                                   =============      =============     =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                    $ 210,674,673      $  49,805,389     $  61,013,622
Accumulated net investment loss                         (357,352)          (183,105)         (152,124)
Accumulated net realized loss on investments
 and foreign currencies (net of foreign tax on
 the sale of Indian investments of $101,295,
 $0, and $0, respectively -- see note 2)             (91,423,476)       (12,868,278)      (14,941,022)
Net unrealized appreciation of investments
 and foreign currencies                               25,741,620          1,170,483           795,946
                                                   -------------      -------------     -------------
NET ASSETS                                         $ 144,635,465      $  37,924,489     $  46,716,422
                                                   =============      =============     =============
* Cost of securities                               $ 115,657,106      $  35,938,595     $  44,371,705
** Cost of foreign currencies                      $   1,696,283      $          --     $         419

                 See Accompanying Notes to Financial Statements

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                                                    ING
                                                             ING               INTERNATIONAL
                                                          EMERGING                  CORE                  ING
                                                          COUNTRIES                GROWTH            INTERNATIONAL
                                                            FUND                    FUND                  FUND
                                                            ----                    ----                  ----
CLASS A:
  Net assets                                           $  81,451,341           $  7,248,671          $  34,659,613
  Shares authorized                                      unlimited               unlimited             200,000,000
  Par value                                            $        0.00           $       0.00          $       0.001
  Shares outstanding                                       5,204,380                479,274              4,020,890
  Net asset value and redemption price per
   share                                               $       15.65           $      15.12          $        8.62
  Maximum offering price per share
   (5.75%)(1)                                          $       16.60           $      16.04          $        9.15
CLASS B:
  Net assets                                           $  17,487,906           $ 10,567,230          $   2,190,599
  Shares authorized                                      unlimited               unlimited             100,000,000
  Par value                                            $        0.00           $       0.00          $       0.001
  Shares outstanding                                       1,122,713                704,643                257,627
  Net asset value and redemption price per
   share(2)                                            $       15.58           $      15.00          $        8.50
  Maximum offering price per share                     $       15.58           $      15.00          $        8.50
CLASS C:
  Net assets                                           $  15,123,272           $ 10,915,383          $   1,653,862
  Shares authorized                                      unlimited               unlimited              50,000,000
  Par value                                            $        0.00           $       0.00          $       0.001
  Shares outstanding                                       1,008,683                725,931                194,630
  Net asset value and redemption price per
   share(2)                                            $       14.99           $      15.04          $        8.50
  Maximum offering price per share                     $       14.99           $      15.04          $        8.50
CLASS I:
  Net assets                                                     n/a                    n/a          $   8,202,373
  Shares authorized                                              n/a                    n/a             50,000,000
  Par value                                                      n/a                    n/a          $       0.001
  Shares outstanding                                             n/a                    n/a                949,069
  Net asset value and redemption price per
   share                                                         n/a                    n/a          $        8.64
  Maximum offering price per share                               n/a                    n/a          $        8.64
CLASS Q:
  Net assets                                           $  30,572,946           $  9,193,205          $       9,975
  Shares authorized                                      unlimited               unlimited              50,000,000
  Par value                                            $        0.00           $       0.00          $       0.001
  Shares outstanding                                       1,886,308                581,734                  1,157
  Net asset value and redemption price per
   share                                               $       16.21           $      15.80          $        8.62
  Maximum offering price per share                     $       16.21           $      15.80          $        8.62

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                  ING
                                             INTERNATIONAL             ING                ING                ING
                                                SMALLCAP          INTERNATIONAL          GLOBAL           WORLDWIDE
                                                 GROWTH               VALUE            TECHNOLOGY          GROWTH
                                                  FUND                FUND                FUND              FUND
                                            --------------      ---------------      -------------     --------------
ASSETS:
Investments in securities, at value*        $  380,159,556      $ 3,218,150,075      $  32,428,022     $  266,553,687
Short-term investments, at amortized
 cost                                                   --                   --                 --          2,300,000
Cash                                            17,191,980           61,811,524             32,995             59,311
Foreign currencies at value**                      157,898            3,894,811                 --                 --
Receivables:
  Investment securities sold                     9,942,179           25,597,507                 --          7,651,672
  Fund shares sold                              10,326,581           51,432,357             36,200          4,220,029
  Dividends and interest                         1,216,096           21,116,984              6,378            685,026
  Other                                            164,071                  --                 --                 --
Other investments (Note 11)                     57,546,707          382,479,452            700,000         21,167,708
Unrealized appreciation on forward
 foreign currency contracts                         53,224                   --                 --                 --
Prepaid expenses                                    30,403              115,995             21,321             44,447
Reimbursement due from manager                          --                   --             66,588             63,476
                                            --------------      ---------------      -------------     --------------
  Total assets                                 476,788,695        3,764,598,705         33,291,504        302,745,356
                                            --------------      ---------------      -------------     --------------
LIABILITIES:
Payable for investment securities
 purchased                                       9,466,806           55,115,299                 --          9,198,153
Unrealized depreciation on forward
 foreign currency contracts                      1,003,090                   --                 --                 --
Payable for fund shares redeemed                 4,576,459            8,429,769            148,856          2,271,929
Payable for securities loaned                   57,546,707          382,479,452            700,000         21,167,708
Payable to affiliates                              564,257            4,345,917             54,042            412,882
Other accrued expenses and liabilities             440,504              511,253            314,648            603,930
                                            --------------      ---------------      -------------     --------------
  Total liabilities                             73,597,823          450,881,690          1,217,546         33,654,602
                                            --------------      ---------------      -------------     --------------
NET ASSETS                                  $  403,190,872      $ 3,313,717,015      $  32,073,958     $  269,090,754
                                            ==============      ===============      =============     ==============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                             $  583,055,431      $ 3,469,893,981      $ 130,251,183     $  461,089,431
Accumulated net investment income
 (loss)                                         (2,733,078)           7,779,218           (476,280)        (2,059,674)
Accumulated net realized gain (loss)
 on investments and foreign
 currencies                                   (205,599,853)          62,482,544        (82,784,953)      (196,191,243)
Net unrealized appreciation
 (depreciation) of investments and
 foreign currencies                             28,468,372         (226,438,728)       (14,915,992)         6,252,240
                                            --------------      ---------------      -------------     --------------
NET ASSETS                                  $  403,190,872      $ 3,313,717,015      $  32,073,958     $  269,090,754
                                            ==============      ===============      =============     ==============
* Cost of securities                        $  350,773,234      $ 3,444,780,028      $  47,344,055     $  260,297,306
** Cost of foreign currencies               $      156,476      $     3,904,081      $         --      $          --

                 See Accompanying Notes to Financial Statements

      STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                            ING
                                       INTERNATIONAL              ING                   ING                 ING
                                         SMALLCAP            INTERNATIONAL            GLOBAL             WORLDWIDE
                                          GROWTH                 VALUE              TECHNOLOGY             GROWTH
                                           FUND                  FUND                  FUND                 FUND
                                           ----                  ----                  ----                 ----
CLASS A:
  Net assets                          $  165,631,479       $  1,650,775,792        $ 16,043,530        $ 106,222,243
  Shares authorized                     unlimited             unlimited             unlimited            unlimited
  Par value                           $         0.00       $           0.01        $      0.001        $        0.00
  Shares outstanding                       7,103,804            123,838,259           3,141,584            6,835,268
  Net asset value and redemption
   price per share                    $        23.32       $          13.33        $       5.11        $       15.54
  Maximum offering price per
   share (5.75%)(1)                   $        24.74       $          14.14        $       5.42        $       16.49
CLASS B:
  Net assets                          $   74,684,308       $    492,290,785        $  9,412,327        $  63,393,304
  Shares authorized                     unlimited             unlimited             unlimited            unlimited
  Par value                           $         0.00       $           0.01        $      0.001        $        0.00
  Shares outstanding                       3,043,179             37,411,096           1,897,349            3,680,515
  Net asset value and redemption
   price per share(2)                 $        24.54       $          13.16        $       4.96        $       17.22
  Maximum offering price per
   share                              $        24.54       $          13.16        $       4.96        $       17.22
CLASS C:
  Net assets                          $   67,543,328       $    720,673,880        $  3,111,434        $  85,386,058
  Shares authorized                     unlimited             unlimited             unlimited            unlimited
  Par value                           $         0.00       $           0.01        $      0.001        $        0.00
  Shares outstanding                       3,001,310             54,891,858             629,099            5,572,026
  Net asset value and redemption
   price per share(2)                 $        22.50       $          13.13        $       4.95        $       15.32
  Maximum offering price per
   share                              $        22.50       $          13.13        $       4.95        $       15.32
CLASS I:
  Net assets                                     n/a       $    423,295,056        $  3,506,667                  n/a
  Shares authorized                              n/a          unlimited             unlimited                    n/a
  Par value                                      n/a       $           0.01        $      0.001                  n/a
  Shares outstanding                             n/a             31,744,121             685,645                  n/a
  Net asset value and redemption
   price per share                               n/a       $          13.33        $       5.11                  n/a
  Maximum offering price per
   share                                         n/a       $          13.33        $       5.11                  n/a
CLASS Q:
  Net assets                          $   95,331,757       $     26,681,502                 n/a        $  14,089,149
  Shares authorized                     unlimited             unlimited                     n/a          unlimited
  Par value                           $         0.00       $           0.01                 n/a        $        0.00
  Shares outstanding                       3,845,302              1,994,711                 n/a              782,730
  Net asset value and redemption
   price per share                    $        24.79       $          13.38                 n/a        $       18.00
  Maximum offering price per
   share                              $        24.79       $          13.38                 n/a        $       18.00

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
 (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

  STATEMENTS OF OPERATIONS for the six months ended April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                 ING               ING
                                              EMERGING        INTERNATIONAL          ING
                                              COUNTRIES        CORE GROWTH      INTERNATIONAL
                                                FUND               FUND             FUND
                                            ------------      ------------      ------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*           $  1,193,739      $    266,800      $    347,949
Interest                                          10,751            37,935            51,064
Securities loaned income                             613               159               168
                                            ------------      ------------      ------------
    Total investment income                    1,205,103           304,894           399,181
                                            ------------      ------------      ------------
EXPENSES:
Investment advisory and
 management fees                                 849,555           196,330           220,453
Distribution and service fees:
  Class A                                        134,547            14,322            44,208
  Class B                                         82,078            55,584            11,367
  Class C                                         71,908            61,215             9,345
  Class Q                                         35,309             9,654                10
Transfer agent fees and expenses:
  Class A                                        157,749            14,137            40,495
  Class B                                         33,675            19,133             2,604
  Class C                                         29,482            21,124             2,139
  Class I                                             --                --               226
  Class Q                                          2,587               854                 2
Administrative service fees                       24,326             3,184            22,045
Custodian and fund accounting
 expenses                                        117,408            31,755            80,606
Printing and postage expenses                     33,238            15,024            19,507
Registration fees                                 15,761            22,737            37,019
Professional fees                                 14,424            10,525            18,164
Trustee expenses                                   5,480             1,361            13,939
Miscellaneous expenses                             8,263             3,257             4,399
                                            ------------      ------------      ------------
                                               1,615,790           480,196           526,528
Less:
  Waived and reimbursed fees                      56,226            38,676                --
                                            ------------      ------------      ------------
    Total expenses                             1,559,564           441,520           526,528
                                            ------------      ------------      ------------
Net investment loss                             (354,461)         (136,626)         (127,347)
                                            ------------      ------------      ------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized loss on investments
 (net of foreign tax on sale of
 Indian investments of $101,295,
 $0, and $0, respectively -- Note 2)          (9,485,744)       (2,838,826)       (2,569,635)
Net realized loss on foreign
 currencies                                     (177,994)          (15,899)         (517,546)
Net change in unrealized
 appreciation of investments and
 foreign currencies                           47,514,673         5,248,525         6,132,657
                                            ------------      ------------      ------------
  Net realized and unrealized
   gain on investments and
   foreign currencies                         37,850,935         2,393,800         3,045,476
                                            ------------      ------------      ------------
INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $ 37,496,474      $  2,257,174      $  2,918,129
                                            ============      ============      ============
* Foreign taxes                             $    152,312      $     38,226      $     37,546

  STATEMENTS OF OPERATIONS for the six months ended April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

                                                  ING
                                             INTERNATIONAL           ING                 ING                ING
                                                SMALLCAP        INTERNATIONAL          GLOBAL            WORLDWIDE
                                                 GROWTH             VALUE            TECHNOLOGY           GROWTH
                                                  FUND               FUND               FUND               FUND
                                             -------------      -------------      -------------      -------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*            $   2,508,034      $  34,155,063      $       8,683      $   1,166,355
Interest                                           119,654            530,359              1,619            141,595
Other                                                8,505                --               3,528             13,847
Securities loaned income                            18,621            141,111                --               2,371
                                             -------------      -------------      -------------      -------------
    Total investment income                      2,654,814         34,826,533             13,830          1,324,168
                                             -------------      -------------      -------------      -------------
EXPENSES:
Investment advisory and management
 fees                                            1,963,220         14,267,474            275,734          1,550,351
Distribution and service fees:
  Class A                                          283,777          2,112,893             44,032            220,532
  Class B                                          366,511          2,272,692             62,131            351,501
  Class C                                          338,079          3,268,703             21,887            489,783
  Class Q                                          111,961             38,496                 --             19,744
Transfer agent fees and expenses:
  Class A                                          250,022            963,499             42,140            186,776
  Class B                                          112,745            311,338             20,812            103,706
  Class C                                          104,008            448,256              7,344            144,783
  Class I                                               --             17,493                108                 --
  Class Q                                            5,109              2,313                 --                938
Administrative service fees                         79,444          1,643,747             21,919             62,826
Custodian and fund accounting
 expenses                                          192,401            676,288             40,143            132,956
Printing and postage expenses                      141,324            503,219             23,202            119,354
Registration fees                                   48,018            121,522             27,610             62,523
Professional fees                                   76,545            251,177             19,772             90,984
Trustee expenses                                     7,492             61,487              3,951             23,054
Miscellaneous expenses                              18,883             61,521              6,340             21,301
                                             -------------      -------------      -------------      -------------
                                                 4,099,539         27,017,316            617,125          3,581,112
Less:
  Waived and reimbursed fees                            --                 --            127,015            197,270
                                             -------------      -------------      -------------      -------------
    Total expenses                               4,099,539         27,017,316            490,110          3,383,842
                                             -------------      -------------      -------------      -------------
Net investment income (loss)                    (1,444,725)         7,804,415           (476,280)        (2,059,674)
                                             -------------      -------------      -------------      -------------
REALIZED AND UNREALIZED GAIN
 (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES:
Net realized gain (loss) on investments        (20,711,101)        62,767,573        (10,849,341)       (34,790,690)
Net realized gain (loss) on foreign
 currencies                                      1,592,751           (241,431)             1,364            (46,358)
Net change in unrealized appreciation
 of investments and foreign
 currencies                                     48,227,999        224,052,555          7,414,113         40,343,170
                                             -------------      -------------      -------------      -------------
  Net realized and unrealized gain
   (loss) on investments and foreign
   currencies                                   29,109,649        286,578,697         (3,433,864)         5,506,122
                                             -------------      -------------      -------------      -------------
INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                   $  27,664,924      $ 294,383,112      $  (3,910,144)     $   3,446,448
                                             =============      =============      =============      =============
* Foreign taxes                              $     381,012      $   3,341,262      $          --      $     138,018

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------



                                              ING EMERGING                  ING INTERNATIONAL                    ING
                                             COUNTRIES FUND                  CORE GROWTH FUND              INTERNATIONAL FUND
                                      -----------------------------   -----------------------------   -----------------------------
                                        SIX MONTHS        YEAR         SIX MONTHS          YEAR        SIX MONTHS          YEAR
                                           ENDED         ENDED            ENDED           ENDED           ENDED           ENDED
                                         APRIL 30,     OCTOBER 31,      APRIL 30,       OCTOBER 31,     APRIL 30,       OCTOBER 31,
                                           2002           2001            2002             2001           2002             2001
                                      -------------   -------------   -------------   -------------   -------------   -------------
FROM OPERATIONS:
Net investment loss                   $    (354,461)  $    (161,993)  $    (136,626)  $    (519,750)  $    (127,347)  $    (330,950)
Net realized loss on investments
 and foreign currencies                  (9,663,738)    (36,773,249)     (2,854,725)     (9,375,907)     (3,087,181)    (11,843,788)
Net change in unrealized
 appreciation (depreciation) of
 investments and foreign currencies      47,514,673     (27,496,017)      5,248,525      (6,404,908)      6,132,657      (4,519,435)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net
 assets resulting from operations        37,496,474     (64,431,259)      2,257,174     (16,300,565)      2,918,129     (16,694,173)
                                      -------------   -------------   -------------   -------------   -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A                                    (1,786)             --              --        (383,671)             --              --
  Class B                                        --              --              --        (282,575)             --              --
  Class C                                        --              --              --        (377,838)             --              --
  Class Q                                    (1,105)             --              --        (252,790)             --              --
Net realized gains:
  Class A                                        --              --              --        (977,852)             --      (2,511,379)
  Class B                                        --              --              --        (940,067)             --          (4,307)
  Class C                                        --              --              --      (1,194,472)             --          (7,175)
  Class Q                                        --              --              --        (673,887)             --              --
                                      -------------   -------------   -------------   -------------   -------------   -------------
Total distributions                          (2,891)             --              --      (5,083,152)             --      (2,522,861)
                                      -------------   -------------   -------------   -------------   -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares        101,973,244     217,556,814      17,630,197     250,950,815      32,324,233     105,520,916
Shares resulting from dividend
 reinvestments                                2,537              --              --       3,679,161              --       2,042,018
Redemption fee proceeds                          --              --              --              --          27,977              --
Net assets received in connection
 with reorganization (Note 13)                   --      79,404,743              --              --              --      39,847,064
                                      -------------   -------------   -------------   -------------   -------------   -------------
                                        101,975,781     296,961,557      17,630,197     254,629,976      32,352,210     147,409,998
Cost of shares redeemed                (116,247,446)   (304,714,477)    (23,161,877)   (274,199,878)    (29,524,560)   (118,040,395)
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net
 assets resulting from capital
 share transactions                     (14,271,665)     (7,752,920)     (5,531,680)    (19,569,902)      2,827,650      29,369,603
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net increase (decrease) in net
 assets                                  23,221,918     (72,184,179)     (3,274,506)    (40,953,619)      5,745,779      10,152,569
Net assets, beginning of period         121,413,547     193,597,726      41,198,995      82,152,614      40,970,643      30,818,074
                                      -------------   -------------   -------------   -------------   -------------   -------------
Net assets, end of period             $ 144,635,465   $ 121,413,547   $  37,924,489   $  41,198,995   $  46,716,422   $  40,970,643
                                      =============   =============   =============   =============   =============   =============
Accumulated net investment loss       $    (357,352)  $          --   $    (183,105)  $     (46,479)  $    (152,124)  $     (24,777)
                                      =============   =============   =============   =============   =============   =============

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                         ING INTERNATIONAL                         ING INTERNATIONAL
                                                        SMALLCAP GROWTH FUND                          VALUE FUND
                                                -----------------------------------      ------------------------------------
                                                  SIX MONTHS              YEAR              SIX MONTHS              YEAR
                                                     ENDED               ENDED                ENDED                ENDED
                                                   APRIL 30,          OCTOBER 31,           APRIL 30,           OCTOBER 31,
                                                     2002                 2001                 2002                 2001
                                                --------------     ----------------      --------------      ----------------
FROM OPERATIONS:
Net investment income (loss)                    $   (1,444,725)    $     (2,561,791)     $    7,804,415      $     12,987,389
Net realized gain (loss) on investments and
 foreign currencies                                (19,118,350)        (173,727,639)         62,526,142            52,507,012
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                         48,227,999          (47,851,481)        224,052,555          (513,633,123)
                                                --------------     ----------------      --------------      ----------------
Net increase (decrease) in net assets
 resulting from operations                          27,664,924         (224,140,911)        294,383,112          (448,138,722)
                                                --------------     ----------------      --------------      ----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A                                                  --            (1,698,448)         (9,049,951)           (8,788,538)
  Class B                                                  --              (237,496)            (97,413)             (739,366)
  Class C                                                  --              (352,852)           (119,172)           (1,348,847)
  Class I                                                  --                   --           (2,526,944)                  --
  Class Q                                                  --            (1,030,266)           (250,540)             (219,484)
Net realized gains:
  Class A                                                  --           (18,413,900)        (25,504,406)         (116,432,733)
  Class B                                                  --            (8,652,842)         (8,951,514)          (50,270,298)
  Class C                                                  --            (9,261,123)        (12,776,248)          (69,369,907)
  Class I                                                  --                   --           (4,759,757)                  --
  Class Q                                                  --           (11,008,477)           (784,233)           (2,854,652)
                                                --------------     ----------------      --------------      ----------------
Total distributions                                        --           (50,655,404)        (64,820,178)         (250,023,825)
                                                --------------     ----------------      --------------      ----------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   416,186,249        1,226,761,083       1,468,132,675         2,784,350,826
Shares resulting from dividend
 reinvestments                                             --            37,962,104          48,205,060           178,600,219
                                                --------------     ----------------      --------------      ----------------
                                                   416,186,249        1,264,723,187       1,516,337,735         2,962,951,045
Cost of shares redeemed                           (429,413,830)      (1,302,975,931)       (914,925,227)       (1,770,962,879)
                                                --------------     ----------------      --------------      ----------------
Net increase(decrease) in net assets
 resulting from capital share transactions         (13,227,581)         (38,252,744)        601,412,508         1,191,988,166
                                                --------------     ----------------      --------------      ----------------
Net increase(decrease) in net assets                14,437,343         (313,049,059)        830,975,442           493,825,619
Net assets, beginning of period                    388,753,529          701,802,588       2,482,741,573         1,988,915,954
                                                --------------     ----------------      --------------      ----------------
Net assets, end of period                       $  403,190,872     $    388,753,529      $3,313,717,015      $  2,482,741,573
                                                ==============     ================      ==============      ================
Accumulated net investment income (loss)        $   (2,733,078)    $     (1,288,353)     $    7,779,218      $     12,018,823
                                                ==============     ================      ==============      ================

                 STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                            ING GLOBAL                           ING WORLDWIDE
                                                         TECHNOLOGY FUND                          GROWTH FUND
                                                ---------------------------------      ---------------------------------
                                                  SIX MONTHS             YEAR            SIX MONTHS             YEAR
                                                     ENDED              ENDED               ENDED              ENDED
                                                   APRIL 30,         OCTOBER 31,          APRIL 30,         OCTOBER 31,
                                                     2002                2001               2002                2001
                                                -------------      --------------      --------------     --------------
FROM OPERATIONS:
Net investment loss                             $    (476,280)     $   (1,566,741)     $   (2,059,674)    $   (4,603,029)
Net realized loss on investments and
 foreign currencies                               (10,847,977)        (71,523,921)        (34,837,048)      (155,802,328)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currencies                                         7,414,113         (34,281,108)         40,343,170        (80,566,335)
                                                -------------      --------------      --------------     --------------
Net increase (decrease) in net assets
 resulting from operations                         (3,910,144)       (107,371,770)          3,446,448       (240,971,692)
                                                -------------      --------------      --------------     --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
  Class A                                                 --          (30,445,172)                --          (7,119,984)
  Class B                                                 --          (13,746,900)                --          (3,694,167)
  Class C                                                 --           (5,022,431)                --          (6,151,198)
  Class Q                                                 --                  --                  --          (1,259,906)
Tax return of capital                                     --                  --                  --          (7,156,338)
                                                -------------      --------------      --------------     --------------
Total distributions                                       --          (49,214,503)                --         (25,381,593)
                                                -------------      --------------      --------------     --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   10,009,178          83,127,198          93,714,227        403,025,732
Shares resulting from dividend
 reinvestments                                            --           45,777,717                 --          13,156,284
Net assets received in connection with
 reorganization (Note 13)                                 --            5,497,157                 --          55,730,423
                                                -------------      --------------      --------------     --------------
                                                   10,009,178         134,402,072          93,714,227        471,912,439
Cost of shares redeemed                           (15,486,373)       (109,727,837)       (154,262,430)      (511,257,476)
                                                -------------      --------------      --------------     --------------
Net increase(decrease) in net assets
 resulting from capital share transactions         (5,477,195)         24,674,235         (60,548,203)       (39,345,037)
                                                -------------      --------------      --------------     --------------
Net decrease in net assets                         (9,387,339)       (131,912,038)        (57,101,755)      (305,698,322)
Net assets, beginning of period                    41,461,297         173,373,335         326,192,509        631,890,831
                                                -------------      --------------      --------------     --------------
Net assets, end of period                       $  32,073,958      $   41,461,297      $  269,090,754     $  326,192,509
                                                =============      ==============      ==============     ==============
Accumulated net investment loss                 $    (476,280)     $          --       $   (2,059,674)    $          --
                                                =============      ==============      ==============     ==============

ING EMERGING COUNTRIES FUND (UNAUDITED)                     FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS Q
                                               -------------------------------------------------------------------------------------
                                               SIX MONTHS      YEAR      FOUR MONTHS      YEAR   THREE MONTHS
                                                  ENDED        ENDED        ENDED        ENDED      ENDED       YEAR ENDED MARCH 31,
                                                APRIL 30,   OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,     --------------------
                                                  2002         2001        2000(5)(6)     2000      1999(1)       1999        1998
                                                  ----         ----        ----------     ----      -------       ----        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period      $      12.26        16.81         20.74        17.20      13.79        17.76       16.47
 Income from investment operations:
 Net investment income (loss)              $      (0.04)        0.09         (0.27)       (0.16)     (0.04)       (0.01)       0.07
 Net realized and unrealized gain (loss)
 on investments                            $       3.99        (4.64)        (3.66)        3.70       3.45        (3.78)       1.33
 Total from investment operations          $       3.95        (4.55)        (3.93)        3.54       3.41        (3.79)       1.40
 Less distributions from:
 Net investment income                     $       0.00*          --            --           --         --         0.18          --
 Net realized gains on investments         $         --           --            --           --         --           --        0.11
 Total distributions                       $       0.00*          --            --           --         --         0.18        0.11
 Net asset value, end of period            $      16.21        12.26         16.81        20.74      17.20        13.79       17.76
 TOTAL RETURN(2):                          %      32.12       (27.01)       (18.95)       20.58      24.73       (21.42)       8.60
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)         $     30,573       26,783        88,894      119,251     79,130       53,125      46,711
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                       %       1.76         1.97          2.13         2.09       1.90         1.94        1.91
 Gross expenses prior to expense
 reimbursement(3)                          %       1.84         1.98          2.28         2.24       2.43         2.23        2.43
 Net investment income (loss) after
 expense reimbursement(3)(4)               %       0.01         0.42         (1.21)       (1.05)     (1.07)       (0.01)       1.06
 Portfolio turnover rate                   %        165           74            94          211         67          213         243

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS              ING INTERNATIONAL CORE GROWTH FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                        CLASS Q
                                                     -------------------------------------------------------------------------------
                                                                                                       THREE
                                                     SIX MONTHS     YEAR      FOUR MONTHS    YEAR      MONTHS
                                                        ENDED      ENDED         ENDED       ENDED     ENDED    YEAR ENDED MARCH 31,
                                                      APRIL 30,  OCTOBER 31,  OCTOBER 31,   JUNE 30,  JUNE 30,  --------------------
                                                        2002        2001       2000(5)(6)     2000     1999(1)    1999        1998
                                                        ----        ----       ----------     ----     -------    ----        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $    14.89       21.76         24.78       19.63     18.36     17.43       12.75
 Income from investment operations:
 Net investment income (loss)                      $    (0.05)       0.00*        (0.04)      (0.17)     0.04      0.09       (0.04)
 Net realized and unrealized gain (loss)
 on investments                                    $     0.96       (5.34)        (2.98)       6.48      1.23      0.97        4.72
 Total from investment operations                  $     0.91       (5.34)        (3.02)       6.31      1.27      1.06        4.68
 Less distributions from:
 Net investment income                             $       --        0.42            --          --        --      0.13          --
 Net realized gains on investments                 $       --        1.11            --        1.16        --        --          --
 Total distributions                               $       --        1.53            --        1.16        --      0.13          --
 Net asset value, end of period                    $    15.80       14.89         21.76       24.78     19.63     18.36       17.43
 TOTAL RETURN(2):                                  %     6.11      (26.26)       (12.19)      32.56      6.92      6.11       36.63
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $    9,193       7,659        13,947      16,567     9,390    11,268       1,719
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)    %     1.51        1.61          1.84        1.75      1.54      1.63        1.66
 Gross expenses prior to expense reimbursement(3)  %     1.71        1.87          1.99        2.06      1.63      1.87        3.18
 Net investment income (loss) after expense
 reimbursement(3)(4)                               %     0.13       (0.30)        (0.45)      (0.73)     0.73     (0.27)      (0.47)
 Portfolio turnover rate                           %       52         198            73         200        67       214         274

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(6)  The Fund charged its fiscal year-end from June 30 to October 31.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (UNAUDITED)                          FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                               CLASS I            CLASS Q
                                                              ---------    -----------------------
                                                               PERIOD     SIX MONTHS    PERIOD
                                                                ENDED        ENDED       ENDED
                                                              APRIL 30,    APRIL 30,   OCTOBER 31,
                                                                2002(1)      2002        2001(2)
                                                                -------      ----        -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $      8.25       8.10         9.89
 Income from investment operations:
 Net investment income (loss)                              $      0.02      (0.01)       (0.02)
 Net realized and unrealized gain (loss) on investments    $      0.37       0.53        (1.77)
 Total from investment operations                          $      0.39       0.52        (1.79)
 Net asset value, end of period                            $      8.64       8.62         8.10
 TOTAL RETURN(3)                                           %      4.73       6.42       (18.10)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $     8,202         10            7
 Ratios to average net assets:
 Expenses(4)                                               %      1.64       2.19         2.27
 Net investment income (loss)(4)                           %      1.02      (0.21)       (0.24)
 Portfolio turnover rate                                   %       142        142          169

----------
(1)  Class I commenced operations on January 15, 2002.
(2)  Class Q commenced operations on February 26, 2001.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS          ING INTERNATIONAL SMALLCAP GROWTH FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS Q
                                                 -----------------------------------------------------------------------------------
                                                 SIX MONTHS     YEAR      FOUR MONTHS     YEAR    THREE MONTHS
                                                    ENDED      ENDED         ENDED        ENDED      ENDED      YEAR ENDED MARCH 31,
                                                  APRIL 30,  OCTOBER 31,   OCTOBER 31,   JUNE 30,   JUNE 30,    --------------------
                                                    2002        2001         2000(5)       2000      1999(1)      1999        1998
                                                    ----        ----         -------       ----      -------      ----        ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $     23.19       38.18         43.30        25.16      22.23       19.18       14.01
 Income from investment operations:
 Net investment income (loss)                 $     (0.02)       0.00*        (0.09)       (0.21)     (0.03)      (0.02)       0.05
 Net realized and unrealized gain (loss)
 on investments                               $      1.62      (12.12)        (5.03)       20.53       2.96        3.36        5.12
 Total from investment operations             $      1.60      (12.12)        (5.12)       20.32       2.93        3.34        5.17
 Less distributions from:
 Net investment income                        $        --        0.24            --           --         --        0.09          --
 Net realized gains on investments            $        --        2.63            --         2.18         --        0.20          --
 Total distributions                          $        --        2.87            --         2.18         --        0.29          --
 Net asset value, end of period               $     24.79       23.19         38.18        43.30      25.16       22.23       19.18
 TOTAL RETURN(2):                             %      6.90      (34.11)        11.82        82.99      13.18       17.61       36.90
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    95,332      91,089       164,719      163,843     42,881      32,819       8,810
 Ratios to average net assets:
 Net expenses after expense
 reimbursement (recoupment)(3)(4)             %      1.55        1.50          1.58         1.57       1.65        1.65        1.66
 Gross expenses prior to expense
 reimbursement (recoupment)(3)                %      1.55        1.50          1.58         1.57       1.67        1.80        6.15
 Net investment income (loss) after expense
 reimbursement (recoupment)(3)(4)             %     (0.20)       0.04         (0.71)       (0.66)     (0.50)      (0.50)      (0.43)
 Portfolio turnover rate                      %       250         143            56          164         44         146         198

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-advisor and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments, LLC within three years.
(5)  The Fund changed its fiscal year-end from June 30 to October 31.
*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (UNAUDITED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    CLASS I                            CLASS Q
                                                             ----------------------     ------------------------------------
                                                             SIX MONTHS     PERIOD      SIX MONTHS      YEAR        PERIOD
                                                                ENDED       ENDED         ENDED         ENDED        ENDED
                                                              APRIL 30,   OCTOBER 31,    APRIL 30,    OCTOBER 31,  OCTOBER 31,
                                                                2002        2001(1)        2002          2001        2000(2)
                                                                ----        -------        ----          ----        -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $      12.35        13.89         12.34         16.68        15.90
 Income from investment operations:
 Net investment income                                   $       0.11         0.02          0.06          0.10         0.13
 Net realized and unrealized gain (loss) on investments  $       1.27        (1.56)         1.32         (2.42)        0.65
 Total from investment operations                        $       1.38        (1.54)         1.38         (2.32)        0.78
 Less distributions from:
 Net investment income                                   $       0.14           --          0.08          0.14           --
 Net realized gains on investments                       $       0.26           --          0.26          1.88           --
 Total distributions                                     $       0.40           --          0.34          2.02           --
 Net asset value, end of period                          $      13.33        12.35         13.38         12.34        16.68
 TOTAL RETURN(3)                                         %      11.33       (11.09)        11.36        (15.80)        4.91
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $    423,295      226,067        26,682        35,802       24,882
 Ratios to average net assets:
 Expenses(4)                                             %       1.25         1.24          1.49          1.59         1.57
 Net investment income(4)                                %       1.30         0.62          0.86          0.91         1.35
 Portfolio turnover rate                                 %         11           15            11            15           34

----------
(1)  Class I commenced operations on June 18, 2001.
(2)  Class Q commenced operations on January 24, 2000.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS                      ING GLOBAL TECHNOLOGY FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  CLASS I
                                                                 ---------
                                                                  PERIOD
                                                                   ENDED
                                                                 APRIL 30,
                                                                  2002(1)
                                                                  -------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $        6.99
 Income from investment operations:
 Net investment loss                                       $       (0.03)
 Net realized and unrealized loss on investments           $       (1.85)
 Total from investment operations                          $       (1.88)
 Net asset value, end of period                            $        5.11
 TOTAL RETURN(2)                                           %      (29.47)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $       3,507
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)            %        1.70
 Gross expenses prior to expense reimbursement(3)          %        1.80
 Net investment loss after expense reimbursement(3)(4)     %       (1.57)
 Portfolio turnover rate                                   %          54

----------
(1)  Class I commenced operations on January 15, 2002.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses excluding interest, taxes, brokerage and extraordinary expenses, subject to possible reimbursement to ING Investments LLC within three years.

                 See Accompanying Notes to Financial Statements

ING WORLDWIDE GROWTH FUND (UNAUDITED)                       FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS Q
                                                   ---------------------------------------------------------------------------------
                                                   SIX MONTHS     YEAR     FOUR MONTHS    YEAR    THREE MONTHS
                                                      ENDED       ENDED       ENDED       ENDED      ENDED      YEAR ENDED MARCH 31,
                                                    APRIL 30,  OCTOBER 31,  OCTOBER 31,  JUNE 30,   JUNE 30,    --------------------
                                                      2002        2001       2000(5)(6)    2000      1999(1)      1999       1998
                                                      ----        ----       ----------    ----      -------      ----       ----
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $     17.87       30.37        34.53       27.12      24.59       19.63      15.00
 Income from investment operations:
 Net investment income (loss)                   $      0.06       (0.07)*      (0.07)      (0.16)      0.01        0.22      (0.11)
 Net realized and unrealized gain (loss)
 on investments                                 $      0.07      (11.19)*      (4.09)      11.11       2.52        6.15       5.29
 Total from investment operations               $      0.13      (11.26)       (4.16)      10.95       2.53        6.37       5.18
 Less distributions from:
 Net investment income                          $        --          --           --          --         --        0.15         --
 Net realized gains on investments              $        --        0.89           --        3.54         --        1.26       0.55
 Tax return of capital                          $        --        0.35           --          --         --          --         --
 Total distributions                            $        --        1.24           --        3.54         --        1.41       0.55
 Net asset value, end of period                 $     18.00       17.87        30.37       34.53      27.12       24.59      19.63
 TOTAL RETURN(2):                               %      0.73      (38.56)      (12.05)      42.63      10.29       33.97      35.11
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $    14,089      17,178       44,702      54,418     14,870       7,320        645
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(3)(4)                             %      1.46        1.51         1.52        1.57       1.55        1.59       1.61
 Gross expenses prior to expense reimbursement
 (recoupment)(3)                                %      1.59        1.60         1.49        1.57       1.55        1.76       3.75
 Net investment income (loss) after expense
 reimbursement (recoupment)(3)(4)               %     (0.63)      (0.30)       (0.62)      (0.69)      0.17        0.17      (0.47)
 Portfolio turnover rate                        %       199         302           71         169         57         247        202

----------
(1) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as sub-adviser and the Fund changed its year end to June 30.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for periods less than one year.
(4) The Investment Manager has agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.
(5) Effective October 1, 2000, ING Investments, LLC became the Investment Manager of the Fund, replacing Nicholas-Applegate Capital Management.
(6)  The Fund changed its fiscal year-end from June 30 to October 31.
* Per share calculations for the period were based on average shares outstanding.

                 See Accompanying Notes to Financial Statements

         NOTES TO FINANCIAL STATEMENTS as of April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds (formerly Pilgrim Funds) are comprised of ING Mutual Funds ("IMF", formerly Pilgrim Mutual Funds), ING Mayflower Trust ("IMT", formerly Pilgrim Mayflower Trust), ING Funds Trust ("IFT", formerly Pilgrim Funds Trust), and ING International Fund ("International", formerly Pilgrim International Fund), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware business trust organized in 1992 with twelve separate series (Portfolios). The four Portfolios in this semi-annual report are ING Emerging Countries Fund ("Emerging Countries", formerly Pilgrim Emerging Countries Fund), ING International Core Growth Fund ("International Core Growth", formerly Pilgrim International Core Growth Fund), ING International SmallCap Growth Fund ("International SmallCap Growth", formerly Pilgrim International SmallCap Growth
Fund), and ING Worldwide Growth Fund ("Worldwide Growth", formerly Pilgrim Worldwide Growth Fund). IMT is a Massachusetts business trust organized in 1992 with three separate series (Portfolios). The one Portfolio in this semi-annual report is ING International Value Fund ("International Value", formerly Pilgrim International Value Fund). IFT is a Delaware business trust established July 30, 1998 and consists of ten separately managed portfolios. The one Portfolio in this report is ING Global Technology Fund ("Global Technology", formerly Pilgrim Global Information Technology Fund). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers four or more of the following classes of shares: Class A, Class B, Class C, Class I and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar, the indirect parent company of Pilgrim Investments, Inc., Adviser to the Funds, Pilgrim Securities, Inc., Distributor to the Funds and Pilgrim Group, Inc., Administrator to the Funds. In conjunction with the acquisition the Adviser, Distributor and Administrator changed their names to ING Pilgrim Investments, Inc., ING Pilgrim Securities, Inc., and ING Pilgrim Group, Inc., respectively, effective September 8, 2000. Effective February 26, 2001, ING Pilgrim Investments, Inc. was merged into the newly formed ING Pilgrim Investments, LLC. Effective February 27, 2001, ING Pilgrim Group, Inc. was merged into the newly formed ING Pilgrim Group, LLC. Effective March 1, 2002, the Adviser, Distributor and Administrator changed their names to ING Investments, LLC, ING Funds Distributor, Inc. and ING Funds Services, LLC, respectively.

On November 2, 2001, the Board of Directors/Trustees of the Pilgrim Funds approved proposals to reorganize the following "Disappearing Funds" into the following "Surviving Funds" (each a "Reorganization" and collectively, the "Reorganizations"):

             DISAPPEARING FUNDS                    SURVIVING FUNDS
             ------------------                    ---------------
     ING International Core Growth Fund       ING International Fund
     ING Global Communications Fund           ING Global Technology Fund
     ING Internet Fund                        ING Global Technology Fund

Each proposed Reorganization is subject to approval by shareholders of the Disappearing Fund. If shareholder approval is obtained, it is expected that the Reorganizations would take place during the first half of 2002.

--------------------------------------------------------------------------------

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange or included on the NASDAQ National Market System are valued at the last reported sale price. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market and gold and silver bullion are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Securities for which market quotations are not readily available are valued at their respective fair values as determined in good faith and in accordance with policies set by the Board of Directors/Trustees. Investments in securities maturing in less than 60 days are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

D. FOREIGN CURRENCY TRANSACTIONS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot

--------------------------------------------------------------------------------

     rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-date. Each Fund pays dividends and capital gains, if any annually.

     The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as distributions in excess of net investment income and/or net realized capital gains. To the extent they exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

F. FEDERAL INCOME TAXES. It is the policy of the Funds, to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax provision is not required. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Board of Directors/Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

     Capital loss carryforwards were as follows at October 31, 2001:

                                           AMOUNT         EXPIRATION DATES
                                        ------------      ----------------
     Emerging Countries                 $ 80,186,243        2006 to 2009
     International Core Growth             9,678,221            2009
     International                        11,054,933            2009
     International SmallCap Growth       180,545,805        2008 to 2009
     Global Technology                    61,991,041            2009
     Worldwide Growth                    149,013,843        2008 to 2009

     Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Indian tax regulations require that taxes be paid on capital gains realized by the Fund. In May 2001, Emerging Countries Fund wrote off $1,168,786 of estimated tax liability on Indian investments.

--------------------------------------------------------------------------------

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund has the option to temporarily loan 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities.

J. RECENTLY ISSUED ACCOUNTING STANDARDS. In November 2000, a revised AICPA Audit and Accounting Guide (the "Guide"), AUDITS OF INVESTMENT COMPANIES, was issued, and is effective for fiscal years beginning after December 15, 2000. The effective date for the Funds was November 1, 2001. The adoption was not material to the Funds.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the six-months ended April 30, 2002, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                  PURCHASES           SALES
                                 ------------      ------------
Emerging Countries               $219,427,151      $235,829,921
International Core Growth          19,070,713        23,097,857
International                      61,187,204        57,393,002
International SmallCap Growth     936,706,403       962,508,136
International Value               905,549,714       318,885,876
Global Technology                  22,910,774        27,707,269
Worldwide Growth                  591,663,257       650,752,051

NOTE 4 -- REDEMPTION FEE INCOME

Effective November 1, 2001, International Core Growth and International began imposing a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. For these funds, the redemption fee is accounted for as an addition to paid-in capital. Total redemption fee proceeds for the six-month period ended April 30, 2002 were $0 and $27,977 for International Core Growth and International, respectively, and are set forth in the statements of changes in net assets.

--------------------------------------------------------------------------------

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds, except Global Technology has entered into an Investment Management Agreement with ING Investments, LLC (the "Manager", the "Investment Manager", or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. Global Technology had entered into an Investment Management Agreement with ING Mutual Funds Management, LLC. On April 30, 2001, ING Mutual Funds Management, LLC merged into ING Investments, LLC. All contracts, obligations and assets of ING Mutual Funds Management, LLC were assumed by ING Investments, LLC pursuant to the merger. The investment management agreements compensate the Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                               As a percent of average net assets
                               ----------------------------------
Emerging Countries             1.25%
International Core Growth      1.00% on first $500 million; 0.90% on next
                                 $500 million; and 0.85% in excess of $1 billion
International                  1.00%
International SmallCap Growth  1.00% on first $500 million; 0.90% on next
                                 $500 million; and 0.85% in excess of $1 billion
International Value            1.00%
Global Technology              1.25%
Worldwide Growth               1.00% on first $500 million; 0.90% on next
                                 $500 million; and 0.85% in excess of $1 billion

The fees payable to the Manager were discounted for the Global Technology Fund by 75% in the Fund's first year of operations and by 50% in the Fund's second year of operations.

Nicholas-Applegate Capital Management (NACM), a registered investment advisor, serves as a subadvisor to the International SmallCap Growth Fund pursuant to a subadvisory agreement between the Adviser and NACM. ING Investment Management Advisors, B.V. (IIMA), a registered investment advisor, serves as a subadvisor to the Global Technology Fund pursuant to a subadvisory agreement between the Adviser and IIM.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

International Value Fund also pays IFS an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares.

NOTE 6 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, Inc. (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                                 CLASS A   CLASS B   CLASS C   CLASS I   CLASS Q
                                 -------   -------   -------   -------   -------
Emerging Countries                0.35%     1.00%     1.00%      N/A      0.25%
International Core Growth         0.35      1.00      1.00       N/A      0.25
International                     0.25      1.00      1.00       N/A      0.25
International SmallCap Growth     0.35      1.00      1.00       N/A      0.25
International Value               0.30      1.00      1.00       N/A      0.25
Global Technology                 0.35      1.00      1.00       N/A       N/A
Worldwide Growth                  0.35      1.00      1.00       N/A      0.25

Effective March 1, 2001, the Distributor waived 0.10% of the Distribution fee for Global Technology Fund for Class A only.

Fees paid to the Distributor by class during the six-months ended April 30, 2002 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the six-months ended April 30, 2002, the Distributor earned the following amounts in sales charges:

                                            CLASS A       CLASS B       CLASS C
                                             SHARES        SHARES        SHARES
                                            --------      --------      --------
Initial Sales Charges                       $179,920         N/A            N/A
Contingent deferred sales charges           $193,359         $ 0        $83,683

--------------------------------------------------------------------------------

NOTE 7 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At April 30, 2002, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

                                                                ACCRUED
                                  ACCRUED                     SHAREHOLDER
                                INVESTMENT       ACCRUED      SERVICES AND   RECOUPMENT
                                MANAGEMENT   ADMINISTRATIVE   DISTRIBUTION   OF WAIVED
                                   FEES           FEES            FEES          FEES        TOTAL
                                ----------     ----------      ----------    ----------   ----------
Emerging Countries              $  151,751     $   67,257      $   68,258    $       --   $  287,266
International Core Growth           31,040          5,563          21,916        15,577       74,096
International                       38,431          3,843          10,354            --       52,628
International SmallCap Growth      336,209         41,697         186,351            --      564,257
International Value              2,682,199        268,220       1,395,498            --    4,345,917
Global Technology                   36,147          2,892          15,003            --       54,042
Worldwide Growth                   227,509         23,672         161,701            --      412,882

At April 30, 2002, Lion Connecticut Holdings, Inc., a wholly-owned indirect subsidiary of ING Groep N.V., held 14.9% and 41.8% of the shares outstanding of Global Technology and International, respectively. At April 30, 2002, ING National Trust, a wholly-owned indirect subsidiary of ING Groep N.V., held 11.1% and 18.2% of the shares outstanding of Global Technology and International, respectively. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 8 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                                         MAXIMUM OPERATING EXPENSE LIMIT
                                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                 -----------------------------------------------
                                 CLASS A   CLASS B   CLASS C   CLASS I   CLASS Q
                                 -------   -------   -------   -------   -------
Emerging Countries(1)              2.25%     2.90%     2.90%      N/A     2.15%
International Core Growth(2)       1.95      2.60      2.60       N/A     1.85
International                      2.75      3.50      3.50      2.50%    2.75
International SmallCap Growth(2)   1.95      2.60      2.60       N/A     1.85
International Value                 N/A       N/A       N/A       N/A      N/A
Global Technology(3)               1.95      2.70      2.70      1.70      N/A
Worldwide Growth(4)                1.85      2.50      2.50       N/A     1.75

----------
(1) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.90%.
(2) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.65%.
(3) Prior to March 1, 2001, the expense limitation rates for Class A, Class B and Class C were 1.59%, 2.24% and 2.24%, respectively.
(4) Prior to November 1, 2001, the expense limitation rate for Class Q was 1.60%.

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above.Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund.

--------------------------------------------------------------------------------

NOTE 9 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $125,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six-months ended April 30, 2002, the Funds did not have any loans outstanding.

NOTE 10 -- CAPITAL SHARES

Transaction in capital shares and dollars were as follows:

                                                      CLASS A SHARES                  CLASS B SHARES
                                               ----------------------------    ----------------------------
                                                    SIX                             SIX
                                                  MONTHS           YEAR           MONTHS           YEAR
                                                   ENDED           ENDED           ENDED           ENDED
                                                 APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                                   2002            2001            2002            2001
                                               ------------    ------------    ------------    ------------
EMERGING COUNTRIES FUND
 (NUMBER OF SHARES)
Shares sold                                       5,634,717       9,885,556         101,465         117,804
Shares issued in merger                                  --       5,116,118              --         262,850
Shares issued as reinvestment of dividends              121              --              --              --
Shares redeemed                                  (6,095,252)    (12,983,659)       (214,303)       (528,765)
                                               ------------    ------------    ------------    ------------
Net increase (decrease) in shares
 outstanding                                       (460,414)      2,018,015        (112,838)       (148,111)
                                               ============    ============    ============    ============
EMERGING COUNTRIES FUND ($)
Shares sold                                    $ 80,548,634    $157,053,986    $  1,463,808    $  2,704,425
Shares issued in merger                                  --      71,829,257              --       3,700,055
Shares issued as reinvestment of dividends            1,567              --              --              --
Shares redeemed                                 (87,584,098)   (185,127,818)     (3,028,364)     (7,454,159)
                                               ------------    ------------    ------------    ------------
Net increase (decrease)                        $ (7,033,897)   $ 43,755,425    $ (1,564,556)   $ (1,049,679)
                                               ============    ============    ============    ============

                                                      CLASS C SHARES                  CLASS Q SHARES
                                               ----------------------------    ----------------------------
                                                    SIX                             SIX
                                                  MONTHS           YEAR           MONTHS           YEAR
                                                   ENDED           ENDED           ENDED           ENDED
                                                 APRIL 30,      OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                                   2002            2001            2002            2001
                                               ------------    ------------    ------------    ------------
EMERGING COUNTRIES FUND
 (NUMBER OF SHARES)
Shares sold                                         311,871       1,037,359       1,046,090       2,972,540
Shares issued in merger                                  --         286,653              --              --
Shares issued as reinvestment of dividends               --              --              72              --
Shares redeemed                                    (420,372)     (1,627,250)     (1,344,444)     (6,076,490)
                                               ------------    ------------    ------------    ------------
Net decrease in shares
 outstanding                                       (108,501)       (303,238)       (298,282)     (3,103,950)
                                               ============    ============    ============    ============
EMERGING COUNTRIES FUND ($)
Shares sold                                    $  4,442,449    $ 14,634,410    $ 15,518,353    $ 43,163,993
Shares issued in merger                                  --       3,875,431              --              --
Shares issued as reinvestment of dividends               --              --             970              --
Shares redeemed                                  (5,914,684)    (22,140,324)    (19,720,300)    (89,992,176)
                                               ------------    ------------    ------------    ------------
Net decrease                                   $ (1,472,235)   $ (3,630,483)   $ (4,200,977)   $(46,828,183)
                                               ============    ============    ============    ============

--------------------------------------------------------------------------------

                                                     CLASS A SHARES                   CLASS B SHARES
                                             ------------------------------    ------------------------------
                                                  SIX                              SIX
                                                 MONTHS           YEAR            MONTHS            YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                               APRIL 30,       OCTOBER 31,       APRIL 30,       OCTOBER 31,
                                                 2002             2001             2002             2001
                                             -------------    -------------    -------------    -------------
INTERNATIONAL CORE GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                        362,924        7,557,378           79,099          249,346
Shares issued as reinvestment of dividends              --           51,993               --           49,923
Shares redeemed                                   (493,970)      (8,126,749)        (192,665)        (396,727)
                                             -------------    -------------    -------------    -------------
Net decrease in shares
 outstanding                                      (131,046)        (517,378)        (113,566)         (97,458)
                                             =============    =============    =============    =============
INTERNATIONAL CORE GROWTH FUND ($)
Shares sold                                  $   5,320,885    $ 130,576,455    $   1,150,825    $   4,356,931
Shares issued as reinvestment of dividends              --          985,770               --          949,044
Shares redeemed                                 (7,301,930)    (141,345,380)      (2,815,347)      (6,792,058)
                                             -------------    -------------    -------------    -------------
Net decrease                                 $  (1,981,045)   $  (9,783,155)   $  (1,664,522)   $  (1,486,083)
                                             =============    =============    =============    =============

                                                     CLASS C SHARES                   CLASS Q SHARES
                                             ------------------------------    ------------------------------
                                                  SIX                              SIX
                                                 MONTHS           YEAR            MONTHS            YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                               APRIL 30,       OCTOBER 31,       APRIL 30,       OCTOBER 31,
                                                 2002             2001             2002             2001
                                             -------------    -------------    -------------    -------------
INTERNATIONAL CORE GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                        409,522        6,276,282          336,425          381,350
Shares issued as reinvestment of dividends              --           44,991               --           44,971
Shares redeemed                                   (611,283)      (6,610,145)        (269,213)        (552,680)
                                             -------------    -------------    -------------    -------------
Net increase (decrease) in shares
 outstanding                                      (201,761)        (288,872)          67,212         (126,359)
                                             =============    =============    =============    =============
INTERNATIONAL CORE GROWTH FUND ($)
Shares sold                                  $   6,024,017    $ 109,636,025    $   5,134,470    $   6,381,404
Shares issued as reinvestment of dividends              --          857,981               --          886,366
Shares redeemed                                 (8,956,179)    (116,359,406)      (4,088,421)      (9,703,034)
                                             -------------    -------------    -------------    -------------
Net increase (decrease)                      $  (2,932,162)   $  (5,865,400)   $   1,046,049    $  (2,435,264)
                                             =============    =============    =============    =============

--------------------------------------------------------------------------------

                                        CLASS A SHARES                    CLASS B SHARES                    CLASS C SHARES
                                ------------------------------    ------------------------------    ------------------------------
                                    SIX                               SIX                               SIX
                                   MONTHS            YEAR            MONTHS            YEAR            MONTHS            YEAR
                                    ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                                  APRIL 30,       OCTOBER 31,       APRIL 30,       OCTOBER 31,       APRIL 30,       OCTOBER 31,
                                    2002             2001             2002             2001             2002             2001
                                -------------    -------------    -------------    -------------    -------------    -------------
INTERNATIONAL FUND
 (NUMBER OF SHARES)
Shares sold                         2,002,514       10,370,001          161,137          169,710          226,590           90,224
Shares issued in merger                    --        3,637,387               --          238,867               --          161,005
Shares issued as reinvestment
 of dividends                              --          196,293               --              270               --              733
Shares redeemed                    (2,617,679)     (12,300,204)        (147,695)        (171,842)        (220,623)         (70,887)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease) in
 shares outstanding                  (615,165)       1,903,477           13,442          237,005            5,967          181,075
                                =============    =============    =============    =============    =============    =============
INTERNATIONAL FUND ($)
Shares sold                     $  16,623,399    $ 102,367,167    $   1,317,229    $   1,963,065    $   1,884,724    $   1,082,305
Shares issued in merger                    --       35,904,902               --        2,348,731               --        1,582,478
Shares issued as reinvestment
 of dividends                              --        2,031,659               --            2,787               --            7,572
Redemption fee proceeds                27,977               --               --               --               --               --
Shares redeemed                   (21,788,180)    (115,739,447)      (1,210,306)      (1,617,213)      (1,828,319)        (657,559)
                                -------------    -------------    -------------    -------------    -------------    -------------
Net increase (decrease)         $  (5,136,804)   $  24,564,281    $     106,923    $   2,697,370    $      56,405    $   2,014,796
                                =============    =============    =============    =============    =============    =============

                               CLASS I SHARES            CLASS Q SHARES
                               --------------    ------------------------------
                                                      SIX
                                   PERIOD            MONTHS
                                    ENDED            ENDED        PERIOD ENDED
                                  APRIL 30,        APRIL 30,       OCTOBER 31,
                                  2002 (1)            2002           2001 (2)
                                -------------    -------------    -------------
INTERNATIONAL FUND
 (NUMBER OF SHARES)
Shares sold                         1,501,585              397            2,434
Shares issued in merger                    --               --            1,110
Shares redeemed                      (552,516)              94           (2,691)
                                -------------    -------------    -------------
Net increase in
 shares outstanding                   949,069              491              853
                                =============    =============    =============
INTERNATIONAL FUND ($)
Shares sold                     $  12,495,489    $       3,392    $     108,379
Shares issued in merger                    --               --           10,953
Shares redeemed                    (4,696,980)            (775)         (26,176)
                                -------------    -------------    -------------
Net increase                    $   7,798,509    $       2,617    $      93,156
                                =============    =============    =============

----------
(1)  Commenced operations on January 15, 2002.
(2)  Commenced operations on February 26, 2001.

--------------------------------------------------------------------------------


                                                     CLASS A SHARES                    CLASS B SHARES
                                             ------------------------------    ------------------------------
                                                 SIX                               SIX
                                                MONTHS            YEAR            MONTHS            YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                               APRIL 30,       OCTOBER 31,       APRIL 30,       OCTOBER 31,
                                                 2002             2001             2002             2001
                                             -------------    -------------    -------------    -------------
INTERNATIONAL SMALLCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                     14,889,948       33,782,706          330,562        1,092,119
Shares issued as reinvestment of dividends              --          433,341               --          189,033
Shares redeemed                                (14,823,843)     (34,756,699)        (520,473)      (1,382,154)
                                             -------------    -------------    -------------    -------------
Net decrease in shares
 outstanding                                        66,105         (540,652)        (189,911)        (101,002)
                                             =============    =============    =============    =============
INTERNATIONAL SMALLCAP GROWTH FUND ($)
Shares sold                                  $ 334,861,021    $ 906,308,851    $   7,860,764    $  33,089,408
Shares issued as reinvestment of dividends              --       13,864,436               --        6,411,987
Shares redeemed                               (335,422,929)    (938,355,263)     (12,351,747)     (39,029,966)
                                             -------------    -------------    -------------    -------------
Net increase (decrease)                      $    (561,908)   $ (18,181,976)   $  (4,490,983)   $     471,429
                                             =============    =============    =============    =============

                                                     CLASS C SHARES                    CLASS Q SHARES
                                             ------------------------------    ------------------------------
                                                  SIX                              SIX
                                                 MONTHS           YEAR            MONTHS            YEAR
                                                 ENDED            ENDED            ENDED            ENDED
                                               APRIL 30,       OCTOBER 31,       APRIL 30,       OCTOBER 31,
                                                 2002             2001             2002             2001
                                             -------------    -------------    -------------    -------------
INTERNATIONAL SMALLCAP GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                        683,359        3,312,219        2,450,001        6,794,336
Shares issued as reinvestment of dividends              --          207,388               --          331,546
Shares redeemed                                   (961,109)      (4,157,849)      (2,532,286)      (7,512,106)
                                             -------------    -------------    -------------    -------------
Net decrease in shares
 outstanding                                      (277,750)        (638,242)         (82,285)        (386,224)
                                             =============    =============    =============    =============
INTERNATIONAL SMALLCAP GROWTH FUND ($)
Shares sold                                  $  14,913,716    $  89,263,930    $  58,550,748    $ 198,098,894
Shares issued as reinvestment of dividends              --        6,452,890               --       11,232,791
Shares redeemed                                (21,004,402)    (111,213,151)     (60,634,752)    (214,377,551)
                                             -------------    -------------    -------------    -------------
Net decrease                                 $  (6,090,686)   $ (15,496,331)   $  (2,084,004)   $  (5,045,866)
                                             =============    =============    =============    =============

--------------------------------------------------------------------------------

                                         CLASS A SHARES                      CLASS B SHARES                  CLASS C SHARES
                                ---------------------------------    -----------------------------    -----------------------------
                                     SIX                                 SIX                              SIX
                                    MONTHS             YEAR             MONTHS            YEAR           MONTHS           YEAR
                                     ENDED             ENDED             ENDED            ENDED           ENDED           ENDED
                                   APRIL 30,        OCTOBER 31,        APRIL 30,       OCTOBER 31,      APRIL 30,      OCTOBER 31,
                                     2002              2001              2002             2001            2002            2001
                                --------------    ---------------    -------------    ------------    ------------    -------------
INTERNATIONAL VALUE FUND
 (NUMBER OF SHARES)
Shares sold                         80,933,062        139,418,862        5,174,978      11,159,464      11,454,588       25,120,811
Shares issued as reinvestment
 of dividends                        2,046,200          6,121,206          542,229       2,432,358         774,598        3,490,818
Shares redeemed                    (56,131,226)      (103,751,144)      (3,083,152)     (5,457,791)     (7,177,718)     (15,687,139)
                                --------------    ---------------    -------------    ------------    ------------    -------------
Net increase in shares
 outstanding                        26,848,036         41,788,924        2,634,055       8,134,031       5,051,468       12,924,490
                                ==============    ===============    =============    ============    ============    =============
INTERNATIONAL VALUE FUND ($)
Shares sold                     $1,042,218,886    $ 1,987,454,751    $  65,812,759    $157,664,420    $145,338,996    $ 355,012,713
Shares issued as reinvestment
 of dividends                       25,679,811         89,795,792        6,739,902      35,342,287       9,605,012       50,605,929
Shares redeemed                   (725,186,242)    (1,461,321,837)     (39,041,909)    (75,247,514)    (90,702,128)    (216,919,756)
                                --------------    ---------------    -------------    ------------    ------------    -------------
Net increase                    $  342,712,455    $   615,928,706    $  33,510,752    $117,759,193    $ 64,241,880    $ 188,698,886
                                ==============    ===============    =============    ============    ============    =============

                                         CLASS I SHARES                      CLASS Q SHARES
                                ---------------------------------    -----------------------------
                                     SIX                                 SIX
                                    MONTHS                              MONTHS           YEAR
                                    ENDED          PERIOD ENDED         ENDED            ENDED
                                  APRIL 30,         OCTOBER 31,        APRIL 30,       OCTOBER 31,
                                     2002             2001(1)            2002             2001
                                --------------    ---------------    -------------    ------------
INTERNATIONAL VALUE FUND
 (NUMBER OF SHARES)
Shares sold                         15,046,674         19,267,313        1,610,704       1,572,970
Shares issued as reinvestment
 of dividends                          431,858                 --           61,189         194,697
Shares redeemed                     (2,035,775)          (965,949)      (2,578,181)       (358,279)
                                --------------    ---------------    -------------    ------------
Net increase (decrease) in
 shares outstanding                 13,442,757         18,301,364         (906,288)      1,409,388
                                ==============    ===============    =============    ============
INTERNATIONAL VALUE
 FUND ($)
Shares sold                     $  193,857,379    $   262,398,688    $  20,904,655    $ 21,820,254
Shares issued as reinvestment
 of dividends                        5,411,186                 --          769,149       2,856,211
Shares redeemed                    (26,279,690)       (12,540,659)     (33,715,258)     (4,933,113)
                                --------------    ---------------    -------------    ------------
Net increase (decrease)         $  172,988,875    $   249,858,029    $ (12,041,454)   $ 19,743,352
                                ==============    ===============    =============    ============

----------
(1)  Commenced operations on June 18, 2001.

--------------------------------------------------------------------------------

                                                          CLASS A SHARES                      CLASS B SHARES
                                                  ------------------------------      ------------------------------
                                                      SIX                                  SIX
                                                     MONTHS             YEAR              MONTHS            YEAR
                                                     ENDED             ENDED              ENDED            ENDED
                                                   APRIL 30,         OCTOBER 31,        APRIL 30,        OCTOBER 31,
                                                      2002              2001               2002             2001
                                                  ------------      ------------      ------------      ------------
GLOBAL TECHNOLOGY FUND
 (NUMBER OF SHARES)
Shares sold                                            641,893         5,572,388            73,353           649,338(2)
Shares issued in merger                                     --           614,620                --                --
Shares issued as reinvestment of dividends                  --         1,834,157                --           791,178
Shares redeemed                                     (1,895,197)       (7,711,747)         (259,833)         (796,526)
                                                  ------------      ------------      ------------      ------------
Net increase (decrease) in shares
 outstanding                                        (1,253,304)          309,418          (186,480)          643,990
                                                  ============      ============      ============      ============
GLOBAL TECHNOLOGY FUND ($)
Shares sold                                       $  4,289,204      $ 71,172,900      $    458,380      $ 10,071,165(2)
Shares issued in merger                                     --         5,497,157                --                --
Shares issued as reinvestment of dividends                  --        28,703,042                --        12,115,539
Shares redeemed                                    (12,382,865)      (91,476,650)       (1,591,409)       (6,137,863)
                                                  ------------      ------------      ------------      ------------
Net increase (decrease)                           $ (8,093,661)     $ 13,896,449      $ (1,133,029)     $ 16,048,841
                                                  ============      ============      ============      ============


                                                        CLASS C SHARES            CLASS I SHARES    CLASS X SHARES(1)
                                                -----------------------------     --------------    -----------------
                                                    SIX
                                                   MONTHS             YEAR                                YEAR
                                                   ENDED             ENDED          PERIOD ENDED         ENDED
                                                 APRIL 30,        OCTOBER 31,         APRIL 30,        OCTOBER 31,
                                                    2002              2001             2002(3)            2001
                                                -----------       -----------       -----------       -----------
GLOBAL TECHNOLOGY FUND
 (NUMBER OF SHARES)
Shares sold                                          47,412           144,833           735,353                --
Shares issued as reinvestment of dividends               --           323,794                --                --
Shares redeemed                                    (198,322)         (391,012)          (49,708)         (311,818)(2)
                                                -----------       -----------       -----------       -----------
Net increase (decrease) in shares
 outstanding                                       (150,910)           77,615           685,645          (311,818)
                                                ===========       ===========       ===========       ===========
GLOBAL TECHNOLOGY FUND ($)
Shares sold                                     $   300,471       $ 1,883,133       $ 4,961,123       $        --
Shares issued as reinvestment of dividends               --         4,959,136                --                --
Shares redeemed                                  (1,228,924)       (4,309,151)         (283,175)       (7,804,173)(2)
                                                -----------       -----------       -----------       -----------
Net increase (decrease)                         $  (928,453)      $ 2,533,118       $ 4,677,948       $(7,804,173)
                                                ===========       ===========       ===========       ===========

----------
(1) Effective November 17, 2000, Class X shares are no longer being offered for sale.
(2) Amounts include 310,202 of Class X shares, valued at $7,287,146, that were converted into Class B shares on November 17, 2000.
(3)  Commenced operations on January 15, 2002.

--------------------------------------------------------------------------------

                                                        CLASS A SHARES                        CLASS B SHARES
                                               --------------------------------      --------------------------------
                                                    SIX                                   SIX
                                                   MONTHS             YEAR              MONTHS              YEAR
                                                   ENDED             ENDED               ENDED             ENDED
                                                 APRIL 30,         OCTOBER 31,         APRIL 30,         OCTOBER 31,
                                                    2002              2001               2002               2001
                                               -------------      -------------      -------------      -------------
WORLDWIDE GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                        4,778,288         14,154,594             91,112            855,611
Shares issued in merger                                   --          1,796,396                 --            309,706
Shares issued as reinvestment of dividends                --            229,876                 --            113,034
Shares redeemed                                   (6,627,860)       (16,851,100)          (595,199)        (1,387,035)
                                               -------------      -------------      -------------      -------------
Net decrease in shares
 outstanding                                      (1,849,572)          (670,234)          (504,087)          (108,684)
                                               =============      =============      =============      =============
WORLDWIDE GROWTH FUND ($)
Shares sold                                    $  76,216,682      $ 280,069,792      $   1,668,720      $  20,740,917
Shares issued in merger                                   --         36,578,702                 --          7,048,872
Shares issued as reinvestment of dividends                --          5,578,485                 --          3,071,140
Shares redeemed                                 (105,955,203)      (327,284,495)       (10,650,807)       (29,793,190)
                                               -------------      -------------      -------------      -------------
Net increase (decrease)                        $ (29,738,521)     $  (5,057,516)     $  (8,982,087)     $   1,067,739
                                               =============      =============      =============      =============

                                                         CLASS C SHARES                        CLASS Q SHARES
                                               --------------------------------      --------------------------------
                                                    SIX                                   SIX
                                                   MONTHS              YEAR              MONTHS              YEAR
                                                   ENDED              ENDED              ENDED               ENDED
                                                 APRIL 30,         OCTOBER 31,         APRIL 30,          OCTOBER 31,
                                                    2002               2001               2002               2001
                                               -------------      -------------      -------------      -------------
WORLDWIDE GROWTH FUND
 (NUMBER OF SHARES)
Shares sold                                          204,663          3,264,179            673,131          1,521,737
Shares issued in merger                                   --            597,885                 --                 --
Shares issued as reinvestment of dividends                --            126,940                 --             51,494
Shares redeemed                                   (1,364,535)        (5,401,816)          (851,777)        (2,083,680)
                                               -------------      -------------      -------------      -------------
Net decrease in shares
 outstanding                                      (1,159,872)        (1,412,812)          (178,646)          (510,449)
                                               =============      =============      =============      =============
WORLDWIDE GROWTH FUND ($)
Shares sold                                    $   3,328,749      $  68,275,479      $  12,500,076      $  33,939,544
Shares issued in merger                                   --         12,102,849                 --                 --
Shares issued as reinvestment of dividends                --          3,066,876                 --          1,439,783
Shares redeemed                                  (21,750,984)      (107,297,591)       (15,905,436)       (46,882,200)
                                               -------------      -------------      -------------      -------------
Net decrease                                   $ (18,422,235)     $ (23,852,387)     $  (3,405,360)     $ (11,502,873)
                                               =============      =============      =============      =============

NOTE 11 -- SECURITIES LENDING

Under an agreement with Brown Brothers Harriman ("BBH"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, U.S. Government securities or irrevocable performance letters of credit issued by banks approved by the Fund. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in Brown Brothers Investment Trust. A portion of the income generated by the investment of the collateral, net of any rebates paid by BBH to borrowers, is remitted to BBH as lending agent, and the remainder is paid to the Funds. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. There would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral.

At April 30, 2002, the Funds had securities on loan with the following market values:

                  FUND                                   VALUE
                  ----                                   -----
                  Emerging Countries                $ 6,364,465
                  International Core Growth           3,382,363
                  International                       4,069,171
                  International SmallCap Growth      54,565,982
                  International Value               362,280,267
                  Global Technology                     621,600
                  Worldwide Growth                   19,966,106

--------------------------------------------------------------------------------

NOTE 12 -- CHANGE IN FUND'S YEAR-END

Effective October 31, 2000 Worldwide Growth, International Core Growth, International SmallCap Growth and Emerging Countries changed their fiscal year-end from June 30 to October 31. Effective October 31, 2000, International changed its fiscal year-end from December 31 to October 31. This change was done to facilitate the administration of the Funds.

NOTE 13 -- REORGANIZATIONS

On February 23, 2001, March 23, 2001 and April 27, 2001, certain Funds, as listed below (each an :"Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 10 -- Capital Shares. The Adviser and the Funds split the cost associated with the Reorganization equally, net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                       ACQUIRED FUND
                                                                    TOTAL NET          TOTAL NET         UNREALIZED
                                                                    ASSETS OF          ASSETS OF       APPRECIATION/
           ACQUIRING                        ACQUIRED              ACQUIRED FUND     ACQUIRING FUND     (DEPRECIATION)
              FUND                            FUND                   (000'S)            (000'S)           (000'S)
              ----                            ----                   -------            -------           -------
Worldwide Growth                  Global Corporate Leaders           $10,838           $489,351           $ 1,710
                                  Global Brand Names                  44,892            489,351            (1,860)

International                     International Equity                39,847             16,254            (6,927)

Emerging Countries                Emerging Markets Value              10,380            121,887            (1,352)
                                  Emerging Markets Equity              6,473            134,612            (1,893)
                                  Worldwide Emerging Markets          62,552            121,887           (15,060)

Global Information Technology     Global Technology                    5,497             63,045            (7,103)

The net assets of Worldwide Growth, International, Emerging Countries and Global Information Technology after the acquisitions were approximately $545,081,000, $56,101,000, $194,819,000 and $68,542,000, respectively.

NOTE 14 -- FORWARD FOREIGN CURRENCY CONTRACTS

At April 30, 2002 the following forward foreign currency contracts were outstanding for the ING International SmallCap Growth Fund.

                                                      IN                      NET UNREALIZED
                                    SETTLEMENT     EXCHANGE                   APPRECIATION/
CURRENCY               BUY/SELL        DATE           FOR          VALUE $    (DEPRECIATION)
--------               --------        ----           ---          -------    --------------
Japanese Yen                                          USD
JPY 2,840,625,507        Buy         5/22/02      22,083,179     22,136,403         53,224

Japanese Yen                                          USD
JPY 3,547,872,779        Sell        5/22/02      26,644,744     27,647,834     (1,003,090)
                                                                                ----------
                                                                                $ (949,866)
                                                                                ==========

NOTE 15 -- CONCENTRATION OF RISKS

FOREIGN SECURITIES (ALL FUNDS). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature govenments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

--------------------------------------------------------------------------------

INDUSTRY CONCENTRATION (GLOBAL TECHNOLOGY FUND). As a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

NOTE 16 -- SUBSEQUENT EVENTS

REORGANIZATIONS. The following proposed reorganizations were approved by the shareholders of the "Disappearing Funds" at a special shareholder meeting held on May 9, 2002. The reorganizations occured after the close of business on May 17, 2002.

          DISAPPEARING FUNDS                   SURVIVING FUNDS
          ------------------                   ---------------
  ING International Core Growth Fund     ING International Fund
  ING Global Communications Fund         ING Global Technology Fund
  ING Internet Fund                      ING Global Technology Fund

CHANGE IN EXPENSE LIMITATION RATES. Effective June 7, 2002 the expense limitation rates for the International Fund are as follows: 1.80%, 2.55%, 2.55%, 1.45% and 1.55% for Classes A ,B, C, I and Q, respectively. These new expense limitation rates will continue through at least June 30, 2003.

ING
Emerging
Countries
Fund
           PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS: 97.75%
                    BRAZIL: 11.23%
    24,000    A     Banco Bradesco SA ADR                          $    710,640
18,530,054          Banco Itau SA                                     1,471,885
    14,960          Brasil Telecom Participacoes SA ADR                 581,94
68,500,000          Centrais Eletricas Brasileiras SA                   950,381
    29,000          Cia Brasileira de Distribuicao Grupo
                      Pao de Acucar ADR                                 681,500
    52,075          Companhia de Bebidas das Americas ADR             1,092,013
    88,653          Cia Energetica de Minas Gerais ADR                1,338,660
    68,402          Cia Paranaense de Energia ADR                       487,706
    37,500    A     Cia Siderurgica Nacional SA ADR                     738,750
    38,950    @     Cia Vale do Rio Doce ADR                          1,062,946
20,300,100          Eletropaulo Metropolitana de Sao Paulo SA           503,095
    17,428          Empresa Brasileira de Aeronautica SA ADR            401,367
   136,983    A     Gerdau SA ADR                                     1,821,874
   124,645          Petroleo Brasileiro SA - Petrobras ADR            2,916,693
   100,530          Souza Cruz SA                                       691,636
    64,359          Tele Norte Leste Participacoes SA ADR               812,854
                                                                   ------------
                    TOTAL BRAZIL                                     16,263,944
                                                                   ------------
                    CHILE: 0.55%
    52,750          Compania Telecomunicaciones de Chile SA ADR         792,833
                                                                   ------------
                    TOTAL CHILE                                         792,833
                                                                   ------------
                    CHINA: 0.91%
 2,904,000          Beijing Capital International Airport Co. Ltd.      692,577
 3,100,000          Beijing North Star Co.                              620,076
                                                                   ------------
                    TOTAL CHINA                                       1,312,653
                                                                   ------------
                    CZECHOSLOVAKIA: 0.81%
    68,000    @     Komercni Banka AS GDR                             1,166,200
                                                                   ------------
                    TOTAL CZECHOSLOVAKIA                              1,166,200
                                                                   ------------
                    HONG KONG: 5.56%
   940,000    @     China Mobile Hong Kong Ltd.                      $3,079,478
 1,656,500          CNOOC Ltd.                                        2,198,316
 1,670,000          Cosco Pacific Ltd.                                1,316,891
 1,921,000          Huaneng Power International, Inc.                 1,440,926
                                                                   ------------
                    TOTAL HONG KONG                                   8,035,611
                                                                   ------------
                    HUNGARY: 1.22%
   100,000    @     Opt Bank Rt. GDR                                  1,765,000
                                                                   ------------
                    TOTAL HUNGARY                                     1,765,000
                                                                   ------------
                    INDIA: 3.88%
    59,000    #     Hindalco Industries Ltd. GDR                        958,750
   120,000          Hindustan Lever Ltd.                                497,364
   240,000    @     Larsen & Toubro Ltd.                                854,690
    28,000    @     Larsen & Toubro Ltd. GDR                            192,360
    72,500    @     Ranbaxy Laboratories Ltd. GDR                     1,377,500
   188,000          Reliance Industries Ltd.                          1,070,636
    55,000          Satyam Computer Services ADR                        657,250
                                                                   ------------
                    TOTAL INDIA                                       5,608,550
                                                                   ------------
                    INDONESIA: 1.93%
 1,201,000    @     Astra International Tbk PT                          502,026
   750,000    @     HM Sampoerna Tbk PT                                 351,688
 1,900,000    @     Ramayana Lestari Sentosa Tbk PT                     748,392
 2,627,000    @     Telekomunikasi Indonesia Tbk PT                   1,182,572
                                                                   ------------
                    TOTAL INDONESIA                                   2,784,678
                                                                   ------------
                    ISRAEL: 1.63%
    52,500    @     Check Point Software Technologies                   952,875
    25,000          Teva Pharmaceutical Industries ADR                1,400,250
                                                                   ------------
                    TOTAL ISRAEL                                      2,353,125
                                                                   ------------
                    MALAYSIA: 6.42%
   954,000          Gamuda Berhad                                     1,594,163
   394,000          Genting Berhad                                    1,617,452
   555,000          Malayan Banking Berhad                            1,343,667
   714,000    @     Malaysian Airline System Berhad                     770,358
   579,000    @     New Straits Times Press Berhad                    1,013,237
   322,000          Perusahaan Otomobil Nasional                        957,514
 1,924,000          Public Bank Berhad                                1,984,732
                                                                   ------------
                    TOTAL MALAYSIA                                    9,281,123
                                                                   ------------
                    MEXICO: 10.75%
 1,040,300    @     Alfa SA                                          $2,097,916
    98,510          America Movil SA de C.V. ADR                      1,837,212
    54,235          Cemex SA ADR                                      1,719,250
   330,000    @     GEO Corp. SA                                        721,831
    14,255    @     Fomento Economico Mexicano SA ADR                   682,102
    71,600    @     Grupo Aeroportuario del Sureste SA ADR            1,210,040
 1,544,000    @     Grupo Financiero BBVA Bancomer                    1,533,786
    86,800    @     Grupo Financiero Inbursa SA                         108,361
    20,000    @     Grupo Televisa SA ADR                               904,000
    72,310          Telefonos de Mexico SA ADR                        2,736,210
    84,510    @     TV Azteca SA ADR                                    680,306
   472,492          Wal-Mart de Mexico SA                             1,325,922
                                                                   ------------
                    TOTAL MEXICO                                     15,556,936
                                                                   ------------
                    NETHERLANDS: 1.20%
    15,000          Merrill Korea Telecom                               674,700
 1,044,000          Merrill Fubon Financial                           1,064,880
                                                                   ------------
                    TOTAL NETHERLANDS                                 1,739,580
                                                                   ------------
                    PERU: 0.46%
    25,000          Buenaventura SA ADR                                 666,500
                                                                   ------------
                    TOTAL PERU                                          666,500
                                                                   ------------
                    POLAND: 1.33%
    70,000          Bank Pekao SA GDR                                 1,928,500
                                                                   ------------
                    TOTAL POLAND                                      1,928,500
                                                                   ------------
                    RUSSIA: 7.05%
    25,000          Lukoil-Holdings ADR                               1,802,750
    32,000          Mobile Telesystems ADR                            1,003,200
    40,000    A     Sibneft ADR                                         734,000
   137,000          Surgutneftegaz ADR                                3,116,750
    70,000    @     Unified Energy System GDR                         1,038,800
    17,000   @,A    YUKOS ADR                                         2,499,000
                                                                   ------------
                    TOTAL RUSSIA                                     10,194,500
                                                                   ------------
                    SOUTH AFRICA: 4.90%
   350,000          ABSA Group Ltd.                                   1,020,792
    33,000          Anglo American Platinum Corp. Ltd.                1,574,090
    85,000          Nedcor Ltd.                                       1,095,588
   125,000          Sappi Ltd.                                        1,538,244
   175,000          Sasol Ltd.                                        1,860,476
                                                                   ------------
                    TOTAL SOUTH AFRICA                                7,089,190
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Emerging
Countries
Fund
     PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
                     SOUTH KOREA: 21.05%
     11,000          Cheil Communications Inc.                     $  1,493,406
     62,500    @     Daishin Securities Co.                           1,132,176
      9,300          Hankuk Electric Glass                              512,258
    145,000          Hotel Shilla Co.                                 1,237,393
     21,000          Hyundai Department Store Co. Ltd.                  663,072
     65,000          Hyundai Motor Co.                                2,420,481
     64,551    X     Kookmin Bank                                     2,949,615
     65,500          Korea Electric Power Corp.                       1,244,957
     25,300    A     KT Corp. ADR                                       573,045
     14,000          KT Corp.                                           632,118
     25,000          LG Chem Ltd.                                       758,340
      9,000          POSCO                                              897,207
     33,600          Samsung Electro-Mechanics                        1,986,284
     31,800          Samsung Electronics                              9,424,050
     46,000    @     Samsung Securities Co. Ltd.                      1,552,366
      6,850          Shinsegae Co. Ltd.                               1,139,895
      9,430          SK Telecom                                       1,839,911
                                                                   ------------
                     TOTAL SOUTH KOREA                               30,456,574
                                                                   ------------
                     TAIWAN: 10.80%
    410,325    @     Asustek Computer, Inc. GDR                    $  1,399,208
  2,235,000          Chinatrust Commercial Bank                       1,979,074
    956,000    @     Compal Electronics, Inc.                         1,284,961
  1,437,000    @     Evergreen Marine Corp.                             683,891
  2,010,000    @     Formosa Chemicals & Fibre Co.                    1,808,826
     15,612   # @    HON HAI Precision Industry GDR                     138,166
    136,500    @     HON HAI Precision Industry GDR                   1,208,025
    476,000    @     Synnex Technology International Corp.              663,131
    207,500    @     Synnex Technology International Corp. GDR        1,203,500
     86,756    @     Taiwan Semiconductor Manufacturing
                       Co. Ltd. ADR                                   1,535,581
    520,000    @     Taiwan Semiconductor Manufacturing Co. Ltd.      1,312,374
     31,335    @A    United Microelectronics Corp. ADR                  316,484
    708,000    @     United Microelectronics Corp.                    1,082,319
  1,355,000    @     Yuanta Core Pacific Securities Co.               1,004,427
                                                                    -----------
                     TOTAL TAIWAN                                    15,619,967
                                                                    -----------
                     THAILAND: 2.72%
    420,000          Bangkok Bank PCL                               $   621,503
    143,000          BEC World PCL                                      859,653
    599,000    @     Land & House Pub Co. Ltd.                          976,405
  1,752,000    @     National Finance PCL                               615,731
     38,000          Siam Cement PCL                                    861,040
                                                                    -----------
                     TOTAL THAILAND                                   3,934,332
                                                                    -----------
                     TURKEY: 2.91%
      3,000    @     Anadolu Efes Biracilik Ve Malt Sanayii AS               67
 40,000,000    @     KOC Holding AS                                     879,940
210,000,000    @     Sabanci Holding                                    908,276
180,000,000    @     Turkcell Iletisim Hizmet AS                      1,208,054
420,000,000    @     Yapi VE Kredi Bankasi                            1,205,817
                                                                   ------------
                     TOTAL TURKEY                                     4,202,154
                                                                   ------------
                     VENEZUELA: 0.44%
     43,300          Compania Anonima Nacional Telefonos de
                       Venezuela-CANTV ADR                              633,912
                                                                   ------------
                     TOTAL VENEZUELA                                    633,912
                                                                   ------------
                     TOTAL COMMON STOCKS (COST $115,657,106)        141,385,862
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Emerging
Countries
Fund
     PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                       Value
--------------------------------------------------------------------------------

                     TOTAL INVESTMENTS IN SECURITIES
                       (COST $ 115,657,106)*             97.75%    $141,385,862
                     OTHER ASSETS AND LIABILITIES-NET     2.25%       3,249,603
                                                        ------     ------------
                     NET ASSETS                         100.00%    $144,635,465
                                                        ======     ============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
# Securities with purchase pursuant to Rule 144A, under the Security Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
X Fair valued as determined by ING Valuation Committee as appointed by the Fund's Board of Directors.
A Loaned security, a portion or all of the security is on loan at April 30, 2002.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

       Gross Unrealized Appreciation                               $ 30,791,403
       Gross Unrealized Depreciation                               $ (5,062,647)
                                                                   ------------
       Net Unrealized Appreciation                                 $ 25,728,756
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Emerging
Countries
Fund
     PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------

Advertising                                                             1.03%
Aerospace/Defense                                                       0.28%
Agriculture                                                             0.72%
Airlines                                                                0.53%
Auto Manufacturers                                                      2.34%
Banks                                                                  13.31%
Beverages                                                               1.23%
Building Materials                                                      1.78%
Chemicals                                                               2.52%
Commercial Services                                                     0.91%
Computers                                                               3.11%
Diversified Financial Services                                          4.11%
Electric                                                                4.84%
Electronics                                                             2.69%
Engineering & Construction                                              2.42%
Financial                                                               0.74%
Food                                                                    0.47%
Forest Products & Paper                                                 1.06%
Holding Companies-Diversified                                           3.41%
Home Builders                                                           1.17%
Household Products/Wares                                                0.34%
Internet                                                                0.66%
Iron/Steel                                                              2.39%
Lodging                                                                 1.97%
Media                                                                   2.39%
Mining                                                                  2.95%
Oil & Gas                                                              10.47%
Pharmaceuticals                                                         1.92%
Real Estate                                                             0.43%
Retail                                                                  3.03%
Semiconductors                                                          9.45%
Software                                                                0.45%
Telecommunications                                                     12.16%
Transportation                                                          0.47%
Other Assets and Liabilities, Net                                       2.25%
                                                                      ------
NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

ING
International
Core Growth
Fund
           PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCK: 88.66%
                 AUSTRALIA: 1.55%
  149,200        QBE Insurance Group Ltd.                          $    585,953
                                                                   ------------
                 TOTAL AUSTRALIA                                        585,953
                                                                   ------------
                 BELGIUM: 1.06%
    9,000        Omega Pharma SA                                        403,537
                                                                   ------------
                 TOTAL BELGIUM                                          403,537
                                                                   ------------
                 BRAZIL: 1.94%
   13,300   A    Banco Bradesco SA ADR                                  393,813
   14,847        Empresa Brasileira de Aeronautica SA ADR               341,926
                                                                   ------------
                 TOTAL BRAZIL                                           735,739
                                                                   ------------
                 CANADA: 4.65%
   30,900        Bombardier, Inc.                                       261,723
   10,700        Cameco Corp.                                           289,435
   28,703        EnCana Corp.                                           902,660
   26,600        Placer Dome, Inc.                                      312,550
                                                                   ------------
                 TOTAL CANADA                                         1,766,368
                                                                   ------------
                 DENMARK: 1.51%
    7,800        Novo-Nordisk A/S ADR                                   229,008
   11,900   A    TDC A/S                                                342,964
                                                                   ------------
                 TOTAL DENMARK                                          571,972
                                                                   ------------
                 FINLAND: 0.70%
   20,800        Stora Enso OYJ                                         263,818
                                                                   ------------
                 Total Finland                                          263,818
                                                                   ------------
                 FRANCE: 14.05%
   12,400        Aventis SA                                             880,308
    8,493        AXA                                                    180,079
   21,400        Credit Agricole SA                                     452,015
    9,400   A    France Telecom ADR                                     231,240
   45,600        Havas Advertising                                      340,764
   43,680   A    Infogrames Entertainment SA                            373,609
    8,700        Schneider Electric SA                                  419,460
   11,150        Societe Generale                                       762,957
    3,474        Total FinaElf SA                                       526,099
   14,500        Valeo SA                                               620,116
    3,700        Vivendi Universal SA                                   117,895
   13,224        Vivendi Universal SA ADR                               424,755
                                                                   ------------
                 TOTAL FRANCE                                         5,329,297
                                                                   ------------
                 GERMANY: 4.22%
    2,900        Allianz AG                                             681,475
   13,850   A    Deutsche Bank AG                                       917,531
                                                                   ------------
                 TOTAL GERMANY                                        1,599,006
                                                                   ------------
                 HONG KONG: 3.11%
   12,800        China Mobile Hong Kong Ltd. ADR                   $    212,608
  978,000        Cosco Pacific Ltd.                                     771,209
  110,000        Hong Kong Exchanges and Clearing Ltd.                  196,755
                                                                   ------------
                 TOTAL HONG KONG                                      1,180,572
                                                                   ------------
                 IRELAND: 4.73%
   28,600        Bank of Ireland                                        333,463
   23,200        CRH PLC                                                402,096
   25,400        Irish Life & Permanent PLC                             345,320
  131,610        Ryanair Holdings PLC                                   713,340
                                                                   ------------
                 TOTAL IRELAND                                        1,794,219
                                                                   ------------
                 ISRAEL: 2.17%
   14,700        Teva Pharmaceutical Industries ADR                     823,347
                                                                   ------------
                 TOTAL ISRAEL                                           823,347
                                                                   ------------
                 ITALY: 1.01%
   50,000        Banca Fideuram S.p.A.                                  381,748
                                                                   ------------
                 TOTAL ITALY                                            381,748
                                                                   ------------
                 JAPAN: 10.18%
    4,600        Advantest Corp.                                        331,232
    3,600        Drake Beam Morin Japan, Inc.                           116,301
    5,880        Fancl Corp.                                            187,212
   15,000        Nomura Holdings, Inc.                                  209,014
      160   A    NTT DoCoMo, Inc.                                       406,788
    6,400        Otsuka Kagu Ltd.                                       244,123
   35,000        Sekisui House Ltd.                                     240,581
   17,700        Sony Corp.                                             950,724
    2,700        Sony Corp. ADR                                         146,340
    4,100        Takefuji Corp.                                         296,186
   17,500        Toyota Motor Corp.                                     476,802
   15,000        Yamato Transport Co. Ltd.                              254,554
                                                                   ------------
                 TOTAL JAPAN                                          3,859,857
                                                                   ------------
                 NETHERLANDS: 4.60%
   11,500   @    ASML Holding NV                                        260,921
    5,100   @    ASML Holding NV ADR                                    113,883
   14,670        Koninklijke Ahold NV                                   366,526
   27,472        Koninklijke Philips Electronics NV                     847,648
    3,000        Royal Dutch Petroleum Co.                              156,780
                                                                   ------------
                 Total Netherlands                                    1,745,758
                                                                   ------------
                 NORWAY: 0.46%
    9,850        Norske Skogindustrier AS                               175,202
                                                                   ------------
                 TOTAL NORWAY                                           175,202
                                                                   ------------
                 SINGAPORE: 0.46%
  283,000   @    Neptune Orient Lines Ltd.                         $    174,879
                                                                   ------------
                 TOTAL SINGAPORE                                        174,879
                                                                   ------------
                 SPAIN: 3.24%
   17,500        Banco Popular Espanol                                  717,061
   13,400   @    Sogecable SA                                           277,850
   24,528   @    Telefonica SA                                          233,476
                                                                   ------------
                 TOTAL SPAIN                                          1,228,387
                                                                   ------------
                 SWEDEN: 1.91%
   91,800   A    Swedish Match AB                                       722,701
                                                                   ------------
                 TOTAL SWEDEN                                           722,701
                                                                   ------------
                 SWITZERLAND: 7.44%
    1,250        Givaudan                                               465,561
    2,250        Nestle SA                                              531,387
   11,980        Novartis AG ADR                                        502,801
   10,550        Roche Holding AG                                       798,552
   10,800        UBS AG                                                 523,692
                                                                   ------------
                 Total Switzerland                                    2,821,993
                                                                   ------------
                 UNITED KINGDOM: 19.31%
   56,500        BAA PLC                                                530,876
   24,000        Barclays PLC                                           210,122
   98,800        BP PLC                                                 842,692
   40,100        British Sky Broadcasting PLC                           448,632
   84,879        Cadbury Schweppes PLC                                  643,585
   88,100        Capita Group PLC                                       489,937
   48,277        Diageo PLC                                             640,684
   26,800        Imperial Tobacco Group PLC                             379,478
   37,000        London Stock Exchange PLC                              245,783
   39,100        Pearson PLC                                            470,481
   65,400        Provident Financial PLC                                676,427
   20,800        Reckitt Benckiser PLC                                  368,150
   34,600        Reed Elsevier PLC                                      338,712
    3,600   A    Rio Tinto PLC ADR                                      272,340
   10,399        Royal Bank of Scotland Group PLC                       298,127
   26,100        United Business Media PLC                              199,231
  166,909        Vodafone Group PLC                                     269,283
                                                                   ------------
                 TOTAL UNITED KINGDOM                                 7,324,540
                                                                   ------------
                 UNITED STATES: 0.36%
    2,500        Schlumberger Ltd.                                      136,875
                                                                   ------------
                 Total United States                                    136,875
                                                                   ------------
                 Total Common Stock (Cost $32,529,841)               33,625,768
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
International
Core Growth
Fund
     PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

 PREFERRED STOCK: 2.33%
                GERMANY: 2.33%
   4,661    A   Henkel KGAA                                        $    306,305
  10,700        Rhoen Klinikum AG                                       578,025
                                                                   ------------
                TOTAL GERMANY                                           884,330
                                                                   ------------
                Total Preferred Stock (Cost $896,235)                   884,330
                                                                   ------------
 MUTUAL FUNDS: 3.54%
                UNITED STATES: 3.54%
  63,600        iShares, Inc. (MSCI Germany Index Fund)                 947,004
  26,700        iShares, Inc. (MSCI United Kingdom Index Fund)          393,825
                                                                   ------------
                TOTAL UNITED STATES                                   1,340,829
                                                                   ------------
                Total Mutual Funds (Cost $1,199,024)                  1,340,829
                                                                   ------------

Principal
Amount                                                                  Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS: 3.32%
$5,600,000      United States Treasury Strip Principal,
                  0.000%, due 11/15/27                             $  1,259,014
                                                                   ------------
                Total U.S. Government Obligations
                  (Cost $1,313,495)                                   1,259,014
                                                                    -----------
                TOTAL INVESTMENTS IN SECURITIES
                  (COST $35,938,595)*                    97.85%    $ 37,109,941
                OTHER ASSETS AND LIABILITIES-NET          2.15%         814,548
                                                        ------     ------------
                NET ASSETS                              100.00%    $ 37,924,489
                                                        ======     ============

@    Non-Income producing security
ADR  American Depository Receipt
A Loaned security, a portion or all of the security is on loan at April 30, 2002.
* Cost for federal Income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                Gross Unrealized Appreciation                      $  3,765,303
                Gross Unrealized Depreciation                        (2,593,957)
                                                                   =-----------
                Net Unrealized Appreciation                        $  1,171,346
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
International
Core Growth
Fund
     PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------
                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------

Advertising                                                               0.90%
Aerospace/Defense                                                         0.90%
Agriculture                                                               2.91%
Airlines                                                                  1.88%
Auto Manufacturers                                                        1.26%
Auto Parts & Equipment                                                    1.64%
Banks                                                                    12.15%
Beverages                                                                 1.69%
Chemicals                                                                 1.23%
Commercial Services                                                       5.06%
Cosmetics/Personal Care                                                   0.49%
Diversified Financial Services                                            6.20%
Electronics                                                               3.11%
Engineering & Construction                                                2.46%
Equity Fund                                                               3.54%
Food                                                                      4.06%
Forest Products & Paper                                                   1.16%
Hand/Machine Tools                                                        1.11%
Healthcare-Services                                                       1.52%
Home Builders                                                             0.63%
Home Furnishings                                                          2.89%
Household Products/Wares                                                  1.78%
Insurance                                                                 3.82%
Media                                                                     4.57%
Mining                                                                    2.31%
Miscellaneous Manufacturing                                               0.69%
Oil & Gas                                                                 6.40%
Oil & Gas Services                                                        0.36%
Pharmaceuticals                                                           9.59%
Retail                                                                    0.64%
Semiconductors                                                            0.99%
Software                                                                  0.99%
Sovereign                                                                 3.32%
Telecommunications                                                        4.47%
Transportation                                                            1.13%
Other Assets and Liabilities, Net                                         2.15%
                                                                        ------
NET ASSETS                                                              100.00%
                                                                        ======

                 See Accompanying Notes to Financial Statements

ING
International
Fund
           PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
COMMON STOCKS: 84.14%
                   AUSTRALIA: 1.57%
  186,900          QBE Insurance Group Ltd.                        $    734,012
                                                                   ------------
                   TOTAL AUSTRALIA                                      734,012
                                                                   ------------
                   AUSTRIA: 0.72%
   20,900          Wienerberger AG                                      338,712
                                                                   ------------
                   TOTAL AUSTRIA                                        338,712
                                                                   ------------
                   BELGIUM: 1.07%
   11,200          Omega Pharma SA                                      502,179
                                                                   ------------
                   TOTAL BELGIUM                                        502,179
                                                                   ------------
                   BRAZIL: 1.80%
   16,000    A     Banco Bradesco SA ADR                                473,760
   15,875          Empresa Brasileira de Aeronautica SA ADR             365,601
                                                                   ------------
                   TOTAL BRAZIL                                         839,361
                                                                   ------------
                   CANADA: 2.84%
   38,100          Bombardier, Inc.                                     322,707
   12,000          Cameco Corp.                                         324,600
   11,000          EnCana Corp.                                         345,921
   28,200          Placer Dome, Inc.                                    331,350
                                                                   ------------
                   TOTAL CANADA                                       1,324,578
                                                                   ------------
                   DENMARK: 1.29%
    8,100          Novo-Nordisk A/S                                     237,370
   12,700    A     TDC A/S                                              366,021
                                                                   ------------
                   TOTAL DENMARK                                        603,391
                                                                   ------------
                   FINLAND: 0.69%
   25,600          Stora Enso OYJ                                       324,699
                                                                   ------------
                   TOTAL FINLAND                                        324,699
                                                                   ------------
                   FRANCE: 10.94%
    3,800          Aventis SA ADR                                       268,470
    6,650          Aventis SA                                           472,101
   27,300          Credit Agricole SA                                   576,636
   12,100    A     France Telecom ADR                                   297,660
   56,800          Havas Advertising                                    424,461
   28,350          Infogrames Entertainment SA                          242,487
    9,200          Schneider Electric SA                                443,566
   11,400          Societe Generale                                     780,063
    3,665          Total FinaElf SA                                     555,023
    8,900          Valeo SA                                             380,623
   10,350          Vivendi Universal SA                                 329,786
   10,536          Vivendi Universal SA ADR                             338,416
                                                                   ------------
                   TOTAL FRANCE                                       5,109,292
                                                                   ------------
                   GERMANY: 4.40%
    2,620          Allianz AG                                      $    615,677
   13,989    A     Deutsche Bank AG                                     926,740
   10,000          E.O.N AG                                             517,251
                                                                   ------------
                   TOTAL GERMANY                                      2,059,668
                                                                   ------------
                   HONG KONG: 3.89%
   14,200          China Mobile Hong Kong Ltd. ADR                      235,862
  972,000          Cosco Pacific Ltd.                                   766,478
  151,000          Hong Kong Electric Holdings                          573,095
  136,000          Hong Kong Exchanges and Clearing Ltd.                243,260
                                                                   ------------
                   TOTAL HONG KONG                                    1,818,695
                                                                   ------------
                   IRELAND: 3.37%
   30,500          Bank of Ireland                                      355,616
   24,600    @     CRH PLC                                              426,361
   27,000          Irish Life & Permanent PLC                           367,073
   78,800          Ryanair Holdings PLC                                 427,267
                                                                   ------------
                   TOTAL IRELAND                                      1,576,317
                                                                   ------------
                   ISRAEL: 1.21%
   10,100          Teva Pharmaceutical Industries ADR                   565,701
                                                                   ------------
                   TOTAL ISRAEL                                         565,701
                                                                   ------------
                   ITALY: 0.87%
   53,500          Banca Fideuram S.p.A.                                408,471
                                                                   ------------
                   TOTAL ITALY                                          408,471
                                                                   ------------
                   JAPAN: 9.65%
    4,700          Advantest Corp.                                      338,432
    4,400          Drake Beam Morin Japan, Inc.                         142,145
    7,080          Fancl Corp.                                          225,418
   37,000          Nomura Holdings, Inc.                                515,569
      165   @,A    NTT Docomo, Inc.                                     419,497
    8,000          Otsuka Kagu Ltd.                                     305,153
   33,000          Sekisui House Ltd.                                   226,833
   17,800          Sony Corp.                                           956,095
    4,900          Takefuji Corp.                                       353,978
   26,500    @     Toyota Motor Corp.                                   722,015
   18,000          Yamato Transport Co. Ltd.                            305,465
                                                                   ------------
                   TOTAL JAPAN                                        4,510,603
                                                                   ------------
                   NETHERLANDS: 6.34%
   11,900    @     ASML Holding NV                                 $    269,997
    5,100    @     ASML Holding NV ADR                                  113,883
   14,650          Koninklijke Ahold NV                                 366,026
   40,704          Koninklijke Philips Electronics NV                 1,255,922
   11,390          Royal Dutch Petroleum Co.                            595,241
   16,380          TPG NV                                               354,683
                                                                   ------------
                   TOTAL NETHERLANDS                                  2,955,752
                                                                   ------------
                   NEW ZEALAND: 0.63%
  232,000          Fletcher Building Ltd.                               293,646
                                                                   ------------
                   TOTAL NEW ZEALAND                                    293,646
                                                                   ------------
                   NORWAY: 0.46%
   12,150          Norske Skogindustrier AS                             216,112
                                                                   ------------
                   TOTAL NORWAY                                         216,112
                                                                   ------------
                   SINGAPORE: 0.45%
  340,000    @     Neptune Orient Lines Ltd.                            210,102
                                                                   ------------
                   TOTAL SINGAPORE                                      210,102
                                                                   ------------
                   SPAIN: 2.82%
   17,750          Banco Popular Espanol                                727,305
   14,600    @     Sogecable SA                                         302,732
   26,200    @     Telefonica SA                                        280,239
      524    @     Telefonica                                             5,605
                                                                   ------------
                   TOTAL SPAIN                                        1,315,881
                                                                   ------------
                   SWEDEN: 2.51%
   40,980    A     ForeningsSparbanken AB                               511,807
   83,922    A     Swedish Match AB                                     660,681
                                                                   ------------
                   TOTAL SWEDEN                                       1,172,488
                                                                   ------------
                   SWITZERLAND: 7.04%
    1,210    A     Givaudan                                             450,663
    2,250          Nestle SA                                            531,387
   12,700          Novartis AG ADR                                      533,019
    6,300          Novartis AG                                          263,973
   12,900          Roche Holding AG                                     976,429
   11,028          UBS AG                                               534,748
                                                                   ------------
                   TOTAL SWITZERLAND                                  3,290,219
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
International
Fund
     PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                                   Value
--------------------------------------------------------------------------------

                  UNITED KINGDOM: 17.27%
    29,200        Barclays PLC                                     $    255,648
   140,800        BP PLC                                              1,200,921
    40,800   @    British Sky Broadcasting PLC                          456,464
   110,783        Cadbury Schweppes PLC                                 839,999
    57,600        Capita Group PLC                                      320,322
    48,778        Diageo PLC                                            647,332
    15,625        GlaxoSmithKline PLC                                   377,845
    33,200        Imperial Tobacco Group PLC                            470,099
    39,000   @    London Stock Exchange PLC                             259,068
    45,000        Matalan PLC                                           229,930
    39,500        Pearson PLC                                           475,294
    39,400        Provident Financial PLC                               407,511
    19,900        Reckitt Benckiser PLC                                 352,220
    63,100        Reed Elsevier PLC                                     617,709
     3,800   A    Rio Tinto PLC ADR                                     287,470
    12,525        Royal Bank of Scotland Group PLC                      359,077
    28,000        United Business Media PLC                             213,734
   177,964        Vodafone Group PLC                                    287,118
                                                                   ------------
                  TOTAL UNITED KINGDOM                                8,057,761
                                                                   ------------
                  UNITED STATES: 2.31%
    11,900        Newmont Mining Corp.                                  339,269
    13,500        Schlumberger Ltd.                                     739,125
                                                                   ------------
                  TOTAL UNITED STATES                                 1,078,394
                                                                   ------------
                  TOTAL COMMON STOCK (COST $38,730,652)              39,518,337
                                                                   ------------

PREFERRED STOCK: 1.16%
                  GERMANY: 1.16%
     3,930        Rhoen Klinikum AG                                $    212,303
     4,996   A    Henkel KGaA                                           328,320
                                                                   ------------
                  TOTAL GERMANY                                         540,623
                                                                   ------------
                  Total Preferred Stock (Cost $473,034)                 540,623
                                                                   ------------
MUTUAL FUNDS: 8.64%
                  UNITED STATES: 8.64%
    11,500        iShares, Inc. (MSCI EAFE Index Fund)                1,402,195
    95,600   @    iShares, Inc. (MSCI Germany Index Fund)             1,423,484
    82,100        iShares , Inc. (MSCI United Kingdom
                    Index Fund)                                       1,210,975
                                                                   ------------
                  TOTAL MUTUAL FUND (COST $3,831,069)                 4,036,654
                                                                   ------------

Principal
Amount                                                                Value
--------------------------------------------------------------------------------
US GOVERNMENT OBLIGATIONS: 2.74%
$5,700,000        U.S. Treasury Strip Principal, 0.000%,
                    due 11/15/27                                   $  1,281,497
                                                                   ------------
                  TOTAL U.S. GOVERNMENT OBLIGATIONS
                    (COST $1,336,950)                                 1,281,497
                                                                   ------------
                  TOTAL LONG-TERM INVESTMENTS
                    (COST $44,371,705)                               45,164,808
                                                                   ------------

SHORT TERM INVESTMENTS: 2.78%
$1,300,000        U.S. Treasury Bill, 1.644%, due 5/16/02          $  1,299,085
                                                                   ------------
                  TOTAL SHORT-TERM INVESTMENTS
                    (COST $1,299,085)                                 1,299,085
                                                                   ------------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $45,670,790)                    99.46%   $ 46,463,897
                  OTHER ASSETS AND LIABILITIES-NET         0.54%        252,525
                                                         ------    ------------
                  NET ASSETS                             100.00%   $ 46,716,422
                                                         ======    ============

@    Non-income producing security
ADR  American Depository Receipt
GDR  Global Depository Receipt
A Loaned security, a portion or all of the security is on loan at April 30, 2002.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

       Gross Unrealized Appreciation                               $  3,877,792
       Gross Unrealized Depreciation                               $ (3,084,685)
                                                                   ------------
       Net Unrealized Appreciation                                 $    793,107
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
International
Fund
     PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Advertising                                                             0.91%
Aerospace/Defense                                                       0.78%
Agriculture                                                             2.42%
Airlines                                                                0.91%
Auto Manufacturers                                                      1.55%
Auto Parts & Equipment                                                  0.81%
Banks                                                                  11.78%
Beverages                                                               1.39%
Building Materials                                                      2.27%
Chemicals                                                               0.96%
Commercial Services                                                     4.06%
Cosmetics/Personal Care                                                 0.48%
Diversified Financial Services                                          5.47%
Electric                                                                2.33%
Electronics                                                             3.41%
Equity Fund                                                             8.64%
Food                                                                    3.72%
Forest Products & Paper                                                 1.16%
Hand/Machine Tools                                                      0.95%
Healthcare-Services                                                     0.45%
Home Builders                                                           0.49%
Home Furnishings                                                        2.05%
Household Products/Wares                                                1.46%
Insurance                                                               2.89%
Media                                                                   4.42%
Mining                                                                  2.75%
Miscellaneous Manufacturer                                              0.69%
Oil & Gas                                                               5.77%
Oil & Gas Services                                                      1.58%
Pharmaceuticals                                                         8.98%
Retail                                                                  1.15%
Semiconductors                                                          0.82%
Software                                                                0.52%
Sovereign                                                               5.52%
Telecommunications                                                      4.05%
Transportation                                                          1.86%
Other Assets and Liabilities, Net                                       0.55%
                                                                      ------
NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund
           PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 92.77%
                    AUSTRALIA: 0.92%
    67,217          CSL Ltd.                                        $ 1,410,548
   811,600          John Fairfax Holdings Ltd.                        1,552,274
   989,789    @     Lihir Gold Ltd.                                     739,152
                                                                   ------------
                    TOTAL AUSTRALIA                                   3,701,974
                                                                   ------------
                    BELGIUM: 0.68%
    60,900          Omega Pharma SA                                   2,730,599
                                                                   ------------
                    TOTAL BELGIUM                                     2,730,599
                                                                   ------------
                    BRAZIL: 0.28%
57,300,000          Cia Siderurgica Nacional SA                       1,133,620
                                                                   ------------
                    TOTAL BRAZIL                                      1,133,620
                                                                   ------------
                    CANADA: 9.10%
   300,200          Abitibi-Consolidated, Inc.                        2,717,253
    43,300    @     Angiotech Pharmaceuticals, Inc.                   1,665,318
   120,700   @,A    Ballard Power Systems, Inc.                       3,017,500
   251,800          CAE, Inc.                                         1,911,348
   192,400    @     Cott Corp.                                        3,890,328
   160,700          Dofasco, Inc.                                     3,280,219
   111,400          Finning Int'l, Inc.                               1,804,912
   166,100    @     Global Thermoelectric, Inc.                         688,684
    88,500    @     Industrial-Alliance Life Insurance Co.            2,426,312
   144,000    @     Kingsway Financial Services, Inc.                 1,653,378
   170,600          Molson, Inc.                                      3,917,586
    56,000    @     Precision Drilling Corp.                          1,876,560
   235,800          Teck Cominco Ltd.                                 2,078,686
   294,900    @     Tesco Corp.                                       3,342,714
   455,700    @     Turbo Genset, Inc.                                  308,686
   108,200    @     Westjet Airlines Ltd.                             2,122,313
                                                                   ------------
                    TOTAL CANADA                                     36,701,797
                                                                   ------------
                    DENMARK: 2.29%
    30,100          Coloplast A/S                                     2,150,521
    51,200          Danisco A/S                                       1,760,814
    99,600          Novozymes A/S                                     2,074,497
    98,800          Vestas Wind Systems A/S                           3,230,322
                                                                   ------------
                    TOTAL DENMARK                                     9,216,154
                                                                   ------------
                    FINLAND: 1.29%
    29,300          Perlos OYJ                                          211,570
   378,700          Sampo OYJ                                         2,918,639
    82,200          Tietoenator OYJ                                   2,057,444
                                                                   ------------
                    TOTAL FINLAND                                     5,187,653
                                                                   ------------
                    FRANCE: 11.06%
   136,400    A     Air France                                     $  2,461,067
    43,800    A     Altran Technologies SA                            2,287,249
    76,000    A     Bouygues Offshore SA                              3,387,117
    49,900    @     Business Objects SA                               1,657,823
    57,500          Cie Generale D'Optique Essilor Int'l SA           2,337,939
    95,600          CNP Assurances                                    3,528,151
 2,001,473   @,A    Eurotunnel SA                                     1,838,067
   218,500    A     Havas Advertising                                 1,632,830
    55,900          Ingenico                                          1,284,411
   119,500    @     JC Decaux SA                                      1,484,767
     4,607    A     M6-Metropole Television                             113,031
    29,700    @     NicOx SA                                          1,561,639
    36,300          Pechiney SA                                       1,755,061
    76,300    A     Publicis Groupe                                   2,328,818
    51,600          Rexel SA                                          3,375,178
    36,083    A     Technip-Coflexip SA                               5,087,516
    76,500    A     Thales SA                                         2,920,375
    52,000          Union du Credit-Bail Immobilier                   3,054,888
    38,600    A     Vinci SA                                          2,467,499
                                                                   ------------
                    TOTAL FRANCE                                     44,563,426
                                                                   ------------
                    GERMANY: 2.68%
    23,500          AMB Generali Holding AG                           2,623,620
    52,700          Celanese AG                                       1,186,211
   106,900          Continental AG                                    1,795,014
    49,300    A     Deutsche Boerse AG                                2,178,083
    31,900          Epcos AG                                          1,292,452
    60,000    @     Suess Microtec                                    1,728,672
                                                                   ------------
                    TOTAL GERMANY                                    10,804,052
                                                                   ------------
                    GREECE: 0.61%
   177,300          Coca Cola Hellenic Bottling Co. SA                2,435,985
                                                                   ------------
                    TOTAL GREECE                                      2,435,985
                                                                   ------------
                    HONG KONG: 1.60%
 2,579,000          Cathay Pacific Airways Ltd.                       4,464,198
   883,000          Hang Lung Properties Ltd.                           990,666
   564,000          Hongkong Land Holdings Ltd.                         975,720
                                                                   ------------
                    TOTAL HONG KONG                                   6,430,584
                                                                   ------------
                    INDIA: 0.46%
   156,300          Satyam Computer Services ADR                      1,867,785
                                                                   ------------
                    TOTAL INDIA                                       1,867,785
                                                                   ------------
                    INDONESIA: 0.61%
 5,457,500          Telekomunikasi Indonesia Tbk PT                $  2,456,752
                                                                   ------------
                    TOTAL INDONESIA                                   2,456,752
                                                                   ------------
                    IRELAND: 2.87%
 1,186,900          Anglo Irish Bank Corp.                            6,390,380
    49,200    @     Icon PLC ADR                                      1,494,204
   265,100          Irish Life & Permanent PLC                        3,581,861
    83,980    @     Tullow Oil PLC                                      119,891
                                                                   ------------
                    TOTAL IRELAND                                    11,586,336
                                                                   ------------
                    ITALY: 3.59%
   218,300    A     Banca Popolare di Verona-Banco S
                      Geminiano e S Prospero Scrl                     2,710,375
   394,100    A     Italcementi S.p.A.                                3,796,659
   656,100          Parmalat Finanziaria S.p.A.                       2,303,807
    49,000          Recordati S.p.A.                                  1,067,635
   707,600          Saipem S.p.A.                                     4,606,144
                                                                   ------------
                    TOTAL ITALY                                      14,484,620
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund
     PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

                        JAPAN: 18.54%
 1,081,000   @          All Nippon Airways Co. Ltd.                $  3,063,086
   516,000  (1)         Amada Co. Ltd.                                2,831,854
    48,800  (1)         Disco Corp.                                   3,050,475
    42,300  (1)         Funai Electric Co. Ltd.                       4,465,110
   278,000   A          Hitachi Chemical Co. Ltd.                     3,514,495
   591,000  (1)         JSR Corp.                                     4,642,060
 1,192,000  (1)         Komatsu Ltd.                                  4,314,806
   115,000  (1)         Kyorin Pharmaceutical Co. Ltd.                2,600,615
   218,500  (1)         Marui Co. Ltd.                                2,690,853
   944,000   A          Mazda Motor Corp.                             2,821,859
   174,900   A          Mitsumi Electric Co. Ltd.                     2,927,254
    42,130  (1)         Nichii Gakkan Co.                             2,098,957
    74,000   A          Nidec Corp.                                   4,931,029
    12,500              Nippon System Development Co. Ltd.              488,479
   123,600  (1)         Nitto Denko Corp.                             4,069,967
   212,000  (1)         NOK Corp.                                     1,633,816
   922,000  (1)         NTN Corp.                                     2,224,973
   149,000  (1)         Onward Kashiyama Co. Ltd.                     1,383,754
   108,100  (1)         Ryohin Keikaku Co. Ltd.                       2,373,050
    38,800  (1)         Shimamura Co. Ltd.                            2,688,152
   145,200  (1)         THK Co. Ltd.                                  2,882,298
    59,700   A          Tokyo Seimitsu Co. Ltd.                       2,253,970
    72,000   @          Trend Micro, Inc.                             1,939,281
    36,100  (1)         Union Tool Co.                                1,826,639
   212,000  (1)         Ushio, Inc.                                   2,838,549
        90   @,A        Yahoo Japan Corp.                             2,059,785
   465,000  (1)         Yaskawa Electric Corp.                        2,135,684
                                                                   ------------
                        TOTAL JAPAN                                  74,750,850
                                                                   ------------
                        LUXEMBOURG: 0.26%
    99,800   @          Thiel Logistik AG                             1,060,288
                                                                   ------------
                        TOTAL LUXEMBOURG                              1,060,288
                                                                   ------------
                        NETHERLANDS: 1.97%
    80,500   @,A        ASM Int'l NV                                  1,895,304
    71,000              Euronext NV                                   1,492,645
    32,200              IHC Caland NV                                 1,807,606
    21,900              ML Infosys Tech Elk                           1,651,260
    49,400   A          Van der Moolen Holding NV                     1,115,935
                                                                   ------------
                        TOTAL NETHERLANDS                             7,962,750
                                                                   ------------
                        NORWAY: 4.09%
   346,400              Frontline Ltd.                              $ 3,791,648
   168,200   A          Gjensidige NOR Sparebank                      5,983,557
   360,400   @          Tandberg ASA                                  4,352,243
   142,400   @          TGS Nopec Geophysical Co. ASA                 2,354,979
                                                                   ------------
                        TOTAL NORWAY                                 16,482,427
                                                                   ------------
                        PORTUGAL: 0.58%
   475,200              Brisa-Auto Estradas de Portugal SA            2,353,155
                                                                   ------------
                        TOTAL PORTUGAL                                2,353,155
                                                                   ------------
                        SINGAPORE: 0.77%
 1,354,000              CapitaLand Ltd.                               1,299,876
   365,000              City Developments Ltd.                        1,248,586
    88,000              Great Eastern Holdings Ltd.                     548,650
                                                                   ------------
                        TOTAL SINGAPORE                               3,097,112
                                                                   ------------
                        SOUTH AFRICA: 0.39%
   128,900              Gold Fields Ltd.                              1,554,707
                                                                   ------------
                        TOTAL SOUTH AFRICA                            1,554,707
                                                                   ------------
                        SOUTH KOREA: 1.51%
   623,920   @          Good Morning Securities Co. Ltd.              2,976,810
   208,600              SK Corp.                                      3,123,336
                                                                   ------------
                        TOTAL SOUTH KOREA                             6,100,146
                                                                   ------------
                        SPAIN: 5.05%
   115,700              Acciona SA                                    4,327,242
    45,000              ACS Actividades Cons y Serv                   1,385,639
   114,000   A          Altadis SA                                    2,405,879
   279,900   @,A        Amadeus Global Travel Distribution            1,862,339
   372,300              Corp Mapfre SA                                2,510,650
   205,300              Ebro Puleva SA                                2,317,917
   117,200   A          Fomento de Construcciones Y Contratas SA      3,007,349
   194,700   @          NH Hoteles SA                                 2,541,823
                                                                   ------------
                        TOTAL SPAIN                                  20,358,838
                                                                   ------------
                        SWEDEN: 2.08%
    86,200              Autoliv, Inc.                                 1,914,364
   229,600   @          Elekta AB                                     2,008,378
   296,000              Eniro AB                                      2,301,509
    13,625   @          Karo Bio AB                                     312,521
   103,800   @,A        Modern Times Group AB                         1,856,292
                                                                   ------------
                        TOTAL SWEDEN                                  8,393,064
                                                                   ------------
                        SWITZERLAND: 2.06%
    60,500   @          Converium Holding AG                       $  3,324,012
     6,100   A          Givaudan                                      2,271,937
    58,000   @          Logitech Int'l SA                             2,696,676
                                                                   ------------
                        TOTAL SWITZERLAND                             8,292,625
                                                                   ------------
                        TAIWAN: 1.46%
 3,871,000              NAN YA Plastic                                4,030,663
 2,254,000   @          Yageo Corp.                                   1,872,374
                                                                   ------------
                        TOTAL TAIWAN                                  5,903,037
                                                                   ------------
                        UNITED KINGDOM: 15.97%
 1,382,400              Aegis Group PLC                               2,205,123
 1,193,576              Aggregate Industries PLC                      1,647,458
   200,000              Alliance Unichem PLC                          1,813,654
   631,000              Amey PLC                                      2,183,122
   580,000              Avis Europe PLC                               1,770,097
    94,000   @          Cambridge Antibody Technology Group PLC       1,602,134
   308,700              Capita Group PLC                              1,716,725
   225,100              Capital Radio PLC                             2,442,962
   613,300              Carlton Communications PLC                    2,211,226
   298,300   @          Celltech Group PLC                            2,468,236
    93,400              Cobham PLC                                    1,568,097
   194,500              Exel PLC                                      2,493,373
   802,200              FKI PLC                                       1,974,942
   958,500              Friends Provident PLC                         2,569,183
   144,900              Imperial Tobacco Group PLC                    2,051,727
   893,900   @          International Power PLC                       2,721,575
   149,600              Johnson Matthey PLC                           2,320,952
 1,801,500              Kidde PLC                                     2,270,050
   145,700              Man Group PLC                                 2,033,340
   715,000              Marlborough Stirling PLC                      1,723,809
   397,200              Nestor Healthcare Group PLC                   3,451,475
   292,700              Northern Rock PLC                             3,016,714
 2,099,400              PHS Group PLC                                 2,553,681
   500,600              Premier Farnell PLC                           2,315,366
   364,700              Rexam PLC                                     2,653,727
   480,400              Safeway PLC                                   2,127,461
 3,019,320   @          Skyepharma PLC                                3,232,820
   197,900              Smiths Group PLC                              2,338,039
    87,000              Torex PLC                                       927,083
                                                                   ------------
                        TOTAL UNITED KINGDOM                         64,404,151
                                                                   ------------
                        TOTAL COMMON STOCK (COST $344,563,941)      374,014,487
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund
     PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 1.32%
                 GERMANY: 0.75%
   46,100   A    Henkel KGaA                                       $  3,029,533
                                                                   ------------
                 TOTAL GERMANY                                        3,029,533
                                                                   ------------
                 SOUTH KOREA: 0.57%
  320,060   @    Daishin Securities Co.                               2,309,199
                                                                   ------------
                 TOTAL SOUTH KOREA                                    2,309,199
                                                                   ------------
                 TOTAL PREFERRED STOCK (COST $5,495,980)              5,338,732
                                                                   ------------

RIGHTS: 0.20%
                 UNITED KINGDOM: 0.20%
57,960 @         Imperial Tobacco Group PLC                        $    806,337
                                                                   ------------
                 TOTAL UNITED KINGDOM                                   806,337
                                                                   ------------
                 Total Rights (Cost $713,313)                           806,337
                                                                   ------------
                 TOTAL INVESTMENTS IN SECURITIES
                   (COST $350,773,234)*                94.29%      $380,159,556
                 OTHER ASSETS AND LIABILITIES-NET       5.71%        23,031,316
                                                      ------       ------------
                 NET ASSETS                           100.00%      $403,190,872
                                                      ======       ============

@    Non-income producing security
ADR  American Depository Receipt
A    Loaned  security,  a portion or all of the security is on loan at April 30,
     2002.
(1)  Security  is  designated  as  collateral  for  forward   foreign   currency
     contracts.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

       Gross Unrealized Appreciation                               $ 47,891,538
       Gross Unrealized Depreciation                                (18,505,216)
                                                                   ------------
       Net Unrealized Appreciation                                 $ 29,386,322
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------

Advertising                                                             1.90%
Aerospace/Defense                                                       1.58%
Agriculture                                                             1.31%
Airlines                                                                3.00%
Apparel                                                                 0.34%
Auto Manufacturers                                                      0.70%
Auto Parts & Equipment                                                  1.33%
Banks                                                                   4.48%
Beverages                                                               2.54%
Biotechnology                                                           1.30%
Building Materials                                                      0.94%
Chemicals                                                               4.89%
Commercial Services                                                     4.53%
Computers                                                               1.73%
Diversified Financial Services                                          4.61%
Electric                                                                0.68%
Electrical Components & Equipment                                       2.69%
Electronics                                                             4.59%
Energy-Alternate Sources                                                0.75%
Engineering & Construction                                              4.60%
Food                                                                    2.11%
Forest Products & Paper                                                 0.67%
Hand/Machine Tools                                                      3.60%
Healthcare-Products                                                     1.61%
Healthcare-Services                                                     0.86%
Household Products/Wares                                                0.75%
Insurance                                                               4.76%
Internet                                                                0.99%
Iron/Steel                                                              1.09%
Lodging                                                                 0.63%
Machinery-Construction & Mining                                         1.07%
Machinery-Diversified                                                   0.87%
Media                                                                   2.60%
Metal Fabricate/Hardware                                                0.55%
Mining                                                                  1.93%
Miscellaneous Manufacturing                                             1.07%
Oil & Gas                                                               1.27%
Oil & Gas Services                                                      3.40%
Packaging &Containers                                                   0.66%
Pharmaceuticals                                                         4.29%
Real Estate                                                             1.88%
Retail                                                                  1.92%
Semiconductors                                                          0.95%
Software                                                                1.69%
Technology                                                              0.41%
Telecommunications                                                      1.69%
Transportation                                                          2.48%
Other Assets and Liabilities, Net                                       5.71%
                                                                      ------
NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

ING
International
Value
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCK: 97.12%
                     BERMUDA: 0.96%
    695,370          Tyco Intl. Ltd.                               $ 12,829,577
  3,160,236          Jardine Matheson Holdings Ltd.                  18,961,416
                                                                   ------------
                     TOTAL BERMUDA                                   31,790,993
                                                                   ------------
                     BRAZIL: 7.39%
    960,480    A     Banco Bradesco SA ADR                           28,439,813
  8,577,700          Centrais Eletricas Brasileiras SA ADR           64,235,822
  1,224,200          Cia de Bebidas das Americas ADR                 25,671,474
  2,429,300          Petroleo Brasileiro SA ADR                      56,845,620
  2,532,786    A     Tele Norte Leste Participacoes SA ADR           31,989,087
  1,208,600    A     Telecomunicacoes Brasileiras SA ADR             37,805,008
                                                                   ------------
                     TOTAL BRAZIL                                   244,986,824
                                                                   ------------
                     CHINA: 0.68%
110,680,000          PetroChina Co. Ltd.                             22,564,441
                                                                   ------------
                     TOTAL CHINA                                     22,564,441
                                                                   ------------
                     FRANCE: 5.82%
  6,409,800    A     Alcatel SA                                      80,102,360
  1,485,000    A     Alstom                                          19,239,714
    350,000    A     European Aeronautic Defense and Space Co.        5,237,336
  1,463,100          Michelin (C.G.D.E.)                             56,643,990
    225,800    @     Provimi SA                                       4,452,249
    179,492    A     TotalFinaElf SA                                 27,182,066
                                                                   ------------
                     TOTAL FRANCE                                   192,857,715
                                                                   ------------
                     GERMANY: 5.94%
    805,500    A     BASF AG                                         34,375,993
  1,352,400    A     Bayerische Hypo-und Vereinsbank AG              47,487,700
  4,265,300          Deutsche Telekom                                56,759,085
  1,124,988    A     E.ON AG                                         58,190,125
                                                                   ------------
                     TOTAL GERMANY                                  196,812,903
                                                                   ------------
                     HONG KONG: 1.11%
  6,146,000          Swire Pacific Ltd.                              36,880,492
                                                                   ------------
                     TOTAL HONG KONG                                 36,880,492
                                                                   ------------
                     IRELAND: 1.09%
  2,727,800          Allied Irish Banks PLC                          36,151,948
                                                                   ------------
                     TOTAL IRELAND                                   36,151,948
                                                                   ------------
                     ITALY: 4.12%
  3,355,650    A     ENI-Ente Nazionale Idrocarburi S.p.A.         $ 51,512,474
 18,628,000    A     IntesaBci S.p.A.                                60,210,474
  3,129,200    A     Telecom Italia S.p.A.                           24,877,423
                                                                   ------------
                     TOTAL ITALY                                    136,600,371
                                                                   ------------
                     JAPAN: 20.12%
    654,000          Daiichi Pharmaceutical Co. Ltd.                 12,753,153
  5,540,000          Daiwa House Industry Co. Ltd.                   35,363,537
  4,183,900          Hitachi Ltd.                                    30,973,757
      8,910          Japan Tobacco, Inc.                             54,031,527
  9,584,000    A     Komatsu Ltd.                                    34,692,200
  6,456,000          Matsushita Electric Industrial Co. Ltd.         86,441,850
      1,762    @     Millea Holdings, Inc.                           13,716,331
 10,636,000          Mitsubishi Heavy Industries Ltd.                33,698,054
     10,207          Mitsubishi Tokyo Financial Group, Inc.          69,842,387
 12,161,000          Nippon Mitsubishi Oil Corp.                     53,203,192
     13,125          Nippon Telegraph & Telephone Corp.              51,596,801
  1,049,000          Ono Pharmaceutical Co. Ltd.                     34,297,057
  3,186,000          Sankyo Co. Ltd.                                 48,486,922
 11,494,000          Sumitomo Mitsui Banking Corp.                   51,179,885
  1,035,000          TDK Corp.                                       56,398,879
                                                                   ------------
                     TOTAL JAPAN                                    666,675,532
                                                                   ------------
                     MEXICO: 3.27%
  1,275,060          America Movil SA de C.V. ADR                    23,779,869
  2,233,160    A     Telefonos de Mexico SA de C.V. ADR              84,502,774
                                                                   ------------
                     TOTAL MEXICO                                   108,282,643
                                                                   ------------
                     NETHERLANDS: 1.23%
    945,000          Akzo Nobel NV                                   40,593,135
                                                                   ------------
                     TOTAL NETHERLANDS                               40,593,135
                                                                   ------------
                     NEW ZEALAND: 1.24%
 19,047,466          Telecom Corp. of New Zealand Ltd.               41,061,480
                                                                   ------------
                     TOTAL NEW ZEALAND                               41,061,480
                                                                   ------------
                     PORTUGAL: 1.48%
  6,709,676    @     Portugal Telecom SGPS SA                        48,932,560
                                                                   ------------
                     TOTAL PORTUGAL                                  48,932,560
                                                                   ------------
                     SINGAPORE: 3.61%
  3,652,191          DBS Group Holdings Ltd.                       $ 28,210,804
  6,060,800    #     DBS Group Holdings Ltd. ADR                     46,815,747
  6,239,000          Oversea-Chinese Banking Corp.                   44,749,924
                                                                   ------------
                     TOTAL SINGAPORE                                119,776,475
                                                                   ------------
                     SOUTH KOREA: 4.48%
  4,644,800    A     Korea Electric Power Corp. ADR                  49,699,360
  2,180,500    A     KT Corp. ADR                                    49,388,325
  2,015,000          POSCO ADR                                       49,266,750
                                                                   ------------
                     TOTAL SOUTH KOREA                              148,354,435
                                                                   ------------
                     SPAIN: 7.94%
  6,566,533    A     Banco Bilbao Vizcaya Argentaria SA              76,503,583
 10,487,570    A     Repsol YPF SA                                  128,701,051
  5,406,844   @,A    Telefonica SA                                   57,832,458
                                                                   ------------
                     TOTAL SPAIN                                    263,037,092
                                                                   ------------
                     SWITZERLAND: 3.61%
     91,700          Swisscom AG                                     27,339,798
    396,976    A     Zurich Financial Services AG                    92,285,843
                                                                   ------------
                     TOTAL SWITZERLAND                              119,625,641
                                                                   ------------
                     UNITED KINGDOM: 22.77%
    980,000          Allied Domecq PLC                                6,274,368
 11,065,900          BAE Systems PLC                                 56,259,672
  4,901,200          British American Tobacco PLC                    50,121,558
  6,983,730          BT Group PLC                                    26,247,756
 43,633,700    @     Corus Group PLC                                 50,056,172
 11,912,000          Friends Provident PLC                           31,929,163
  8,852,100          Granada PLC                                     16,602,694
  2,945,600    @     HSBC Holdings PLC                               35,030,472
 18,801,490          Imperial Chemical Industries PLC                87,234,190
 30,391,298          Invensys PLC                                    47,592,963
 12,138,607          Marks & Spencer Group PLC                       70,201,176
  6,983,730    @     mmO2 PLC                                         4,425,494
  5,421,000          Reuters Group PLC                               37,905,800
  1,330,000          Rolls-Royce PLC                                  3,681,207
  9,807,000          Royal & Sun Alliance Insurance Group            43,144,769
 10,000,000          Safeway PLC                                     44,285,200
  8,735,650          South African Breweries PLC                     70,627,403
  7,959,000          Unilever PLC                                    72,812,036
                                                                   ------------
                     TOTAL UNITED KINGDOM                           754,432,093
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
International
Value
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

            VENEZUELA: 0.26%
  596,537   Compania Anonima Nacional Telefonos de
              Venezuela ADR                                      $    8,733,302
                                                                 --------------
            TOTAL VENEZUELA                                           8,733,302
                                                                 --------------
            Total Common Stock (Cost $3,444,780,028)              3,218,150,075
                                                                 --------------

            TOTAL INVESTMENTS IN SECURITIES
              (COST $3,444,780,028)*                    97.12%   $3,218,150,075
            OTHER ASSETS AND LIABILITIES-NET             2.88%       95,566,940
                                                       ------    --------------
                             NET ASSETS                100.00%   $3,313,717,015
                                                       ======    ==============

@    Non-Income producing security
ADR  American Depository Receipt
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
A Loaned security, a portion or all of the security is on loan at April 30, 2002.
* Cost for federal Income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

       Gross Unrealized Appreciation                              $ 278,417,607
       Gross Unrealized Depreciation                               (505,047,560)
                                                                  -------------
       Net Unrealized Depreciation                                $(226,629,953)
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING
International
Value
Fund
     PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------

Aerospace/Defense                                                       1.97%
Agriculture                                                             3.28%
Auto Parts & Equipment                                                  1.71%
Banks                                                                  15.83%
Beverages                                                               3.10%
Chemicals                                                               4.89%
Computers                                                               1.70%
Electric                                                                5.19%
Electrical Components & Equipment                                       0.93%
Food                                                                    3.53%
Holding Companies-Diversified                                           1.68%
Home Builders                                                           1.07%
Home Furnishings                                                        2.61%
Insurance                                                               5.46%
Iron/Steel                                                              3.00%
Machinery-Construction & Mining                                         1.05%
Machinery-Diversified                                                   0.58%
Media                                                                   1.64%
Miscellaneous Manufacturing                                             2.84%
Oil & Gas                                                              10.27%
Pharmaceuticals                                                         2.88%
Retail                                                                  2.12%
Telecommunications                                                     19.79%
Other Assets and Liabilities, Net                                       2.88%
                                                                      ------
NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

ING
Global
Technology
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 101.10%
                   CANADA: 3.39%
   39,300    @     Celestica, Inc.                                 $  1,088,610
                                                                   ------------
                   TOTAL CANADA                                       1,088,610
                                                                   ------------
                   IRELAND: 0.55%
   27,705    @     SmartForce PLC ADR                                   178,670
                                                                   ------------
                   TOTAL IRELAND                                        178,670
                                                                   ------------
                   ISRAEL: 1.37%
   24,200    @     Check Point Software Technologies                    439,230
                                                                   ------------
                   TOTAL ISRAEL                                         439,230
                                                                   ------------
                   JAPAN: 1.33%
       13          NTT Data Corp.                                        57,987
       65          NTT DoCoMo, Inc.                                     165,258
    3,800          Sony Corp.                                           204,110
                                                                   ------------
                   TOTAL JAPAN                                          427,355
                                                                   ------------
                   NETHERLANDS: 2.37%
   33,500    @     ASML Holding NV                                      760,075
                                                                   ------------
                   TOTAL NETHERLANDS                                    760,075
                                                                   ------------
                   UNITED KINGDOM: 4.64%
   40,610    @     Amdocs Ltd.                                          882,455
  124,692          CMG PLC                                              326,695
   60,044          Logica PLC                                           277,714
                                                                   ------------
                   TOTAL UNITED KINGDOM                               1,486,864
                                                                   ------------
                   UNITED STATES: 87.45%
   48,250    @     Activision, Inc.                                 $ 1,518,910
   88,300    @     Advanced Micro Devices, Inc.                         987,194
   14,000    @     Analog Devices, Inc.                                 517,440
   37,775    @     AOL Time Warner, Inc.                                718,481
   38,400    @     Applied Materials, Inc.                              933,888
   59,400    @     BMC Software, Inc.                                   858,924
   10,500    @     Broadcom Corp.                                       362,250
   76,882    @     Cisco Systems, Inc.                                1,126,321
    6,993    @     Computer Sciences Corp.                              313,636
   81,000    @     Compuware Corp.                                      635,040
   21,609    @     Convergys Corp.                                      597,921
   20,400    @     Electronic Arts, Inc.                              1,204,620
   11,000          Electronic Data Systems Corp.                        596,860
  129,650    @     EMC Corp.-Mass.                                    1,185,001
   42,500    @     Fairchild Semiconductor Int'l, Inc.                1,144,950
   45,171          Intel Corp.                                        1,292,342
   19,062          International Business Machines Corp.              1,596,633
   64,900    @     Jabil Circuit, Inc.                                1,324,609
  153,500   @,A    Lucent Technologies, Inc.                            706,100
   35,900    @     Micromuse, Inc.                                      292,944
   16,040    @     Micron Technology, Inc.                              380,148
   29,044    @     Microsoft Corp.                                    1,517,839
   33,700          Motorola, Inc.                                       518,980
   11,300    @     Nvidia Corp.                                         393,353
   52,692    @     Oracle Corp.                                         529,028
   41,200    @     Peoplesoft, Inc.                                     954,604
   31,702    @     RF Micro Devices, Inc.                               551,615
    3,571    @     SAFLINK Corp.                                          4,928
  112,000    @     Sanmina Corp.                                      1,164,800
  122,816    @     Sun Microsystems, Inc.                             1,004,635
   19,100          Texas Instruments, Inc.                              590,763
   38,700    @     THQ, Inc.                                          1,356,822
   37,200    @     VeriSign, Inc.                                       344,100
   62,100    @     Vitesse Semiconductor Corp.                          371,358
   30,500    @     Yahoo, Inc.                                          450,181
                                                                   ------------
                   TOTAL UNITED STATES                               28,047,218
                                                                   ------------
         Total Common Stock (Cost $47,344,055)                     $ 32,428,022
                                                                   ------------
         TOTAL INVESTMENTS IN SECURITIES
         (COST $47,344,055)*                          101.10%      $ 32,428,022
         OTHER ASSETS AND LIABILITIES-NET              -1.10%          (354,064)
                                                      ------       ------------
                    NET ASSETS                        100.00%      $ 32,073,958
                                                      ======       ============

@    Non-income producing security
ADR  American Depository
A Loaned security, a portion or all of the security is on loan at April 30, 2002.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized depreciation consists of:

       Gross Unrealized Appreciation                              $   1,222,988
       Gross Unrealized Depreciation                                (16,139,021)
                                                                  -------------
       Net Unrealized Depreciation                                $ (14,916,033)
                                                                  =============

                 See Accompanying Notes to Financial Statements

ING
Global
Technology
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   PERCENTAGE OF
INDUSTRY                                                             NET ASSETS
--------------------------------------------------------------------------------
Commercial Services                                                     1.85%
Computers                                                              16.53%
Electronics                                                            11.17%
Home Furnishings                                                        0.64%
Internet                                                                3.85%
Media                                                                   2.24%
Semiconductors                                                         24.11%
Software                                                               28.21%
Telecommunications                                                     12.50%
Other Assets and Liabilities, Net                                      -1.10%
                                                                      ------
NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund
            PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited)
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 95.76%
                    AUSTRALIA: 0.83%
   570,400          QBE Insurance Group Ltd.                       $  2,240,130
                                                                   ------------
                    TOTAL AUSTRALIA                                   2,240,130
                                                                   ------------
                    BELGIUM: 0.57%
    34,200          Omega Pharma SA                                   1,533,440
                                                                   ------------
                    TOTAL BELGIUM                                     1,533,440
                                                                   ------------
                    BRAZIL: 1.10%
    52,800    A     Banco Bradesco SA ADR                             1,563,408
    61,673          Empresa Brasileira de Aeronautica SA ADR          1,420,329
                                                                   ------------
                    TOTAL BRAZIL                                      2,983,737
                                                                   ------------
                    CANADA: 3.05%
    52,500          Alcan, Inc.                                       1,923,075
   117,300    @     Bombardier, Inc.                                    993,531
    48,800          Cameco Corp.                                      1,320,040
    82,432          Encana Corp.                                      2,592,267
   117,600          Placer Dome, Inc.                                 1,381,800
                                                                   ------------
                    TOTAL CANADA                                      8,210,713
                                                                   ------------
                    DENMARK: 0.87%
    32,800          Novo-Nordisk A/S                                    961,201
    47,700    A     TDC A/S                                           1,374,740
                                                                    -----------
                    TOTAL DENMARK                                     2,335,941
                                                                    -----------
                    FINLAND: 0.37%
    79,600          Stora Enso OYJ                                    1,009,612
                                                                    -----------
                    TOTAL FINLAND                                     1,009,612
                                                                    -----------
                    FRANCE: 7.35%
    44,100          Aventis SA                                        3,130,774
    89,830          AXA                                               1,904,687
    65,800          Credit Agricole SA                                1,389,841
    36,000    A     France Telecom ADR                                  885,600
    77,800          Havas Advertising                                   581,392
   110,355   @,A    Infogrames Entertainment SA                         943,902
    34,500          Schneider Electric SA                             1,663,374
    44,400          Societe Generale                                  3,038,141
    13,820          Total FinaElf SA                                  2,092,885
    49,500          Valeo SA                                          2,116,948
    63,524          Vivendi Universal SA                              2,024,090
                                                                    -----------
                    TOTAL FRANCE                                     19,771,634
                                                                    -----------
                    GERMANY: 2.50%
    11,700          Allianz AG                                        2,749,399
    38,654    A     Deutsche Bank AG                                  2,560,741
    27,600          E.ON AG                                           1,427,613
                                                                    -----------
                    TOTAL GERMANY                                     6,737,753
                                                                    -----------
                    HONG KONG: 1.51%
   107,942    @     China Mobile Hong Kong Ltd. ADR                $  1,792,917
 2,012,000          Cosco Pacific Ltd.                                1,586,578
   388,000          Hong Kong Exchanges and Clearing Ltd.               694,008
                                                                    -----------
                    TOTAL HONG KONG                                   4,073,503
                                                                    -----------
                    IRELAND: 2.65%
   114,300          Bank of Ireland                                   1,332,685
    93,700          CRH PLC                                           1,623,984
   101,600          Irish Life & Permanent PLC                        1,381,281
   517,890    @     Ryanair Holdings PLC                              2,807,019
                                                                    -----------
                    TOTAL IRELAND                                     7,144,969
                                                                    -----------
                    ISRAEL: 1.09%
    52,250          Teva Pharmaceutical Industries ADR                2,926,523
                                                                    -----------
                    TOTAL ISRAEL                                      2,926,523
                                                                    -----------
                    ITALY: 0.57%
   199,900          Banca Fideuram S.p.A.                             1,526,230
                                                                    -----------
                    TOTAL ITALY                                       1,526,230
                                                                    -----------
                    JAPAN: 6.13%
    18,700          Advantest Corp.                                   1,346,528
    13,600          Drake Beam Morin Japan, Inc.                        439,359
    22,560          Fancl Corp.                                         718,281
    60,000          Nomura Holdings, Inc.                               836,058
       670    A     NTT DoCoMo, Inc.                                  1,703,425
    41,000          Otsuka Kagu Ltd.                                  1,563,911
   140,000          Sekisui House Ltd.                                  962,323
    89,300          Sony Corp.                                        4,796,590
    16,200          Takefuji Corp.                                    1,170,294
    70,100          Toyota Motor Corp.                                1,909,933
    61,000    A     Yamato Transport Co. Ltd.                         1,035,186
                                                                   ------------
                    TOTAL JAPAN                                      16,481,888
                                                                   ------------
                    NETHERLANDS: 4.04%
    71,700    @     ASML Holding NV                                   1,626,788
   117,400    @     ASML Holding NV ADR                               2,621,542
    58,780          Koninklijke Ahold NV                              1,468,601
   108,223          Koninklijke Philips Electronics NV                3,339,220
    34,400          Royal Dutch Petroleum Co                          1,821,156
                                                                   ------------
                    TOTAL NETHERLANDS                                10,877,307
                                                                   ------------
                    SINGAPORE: 0.26%
 1,119,000    @     Neptune Orient Lines Ltd.                      $    691,484
                                                                   ------------
                    TOTAL SINGAPORE                                     691,484
                                                                   ------------
                    SPAIN: 1.83%
    62,600          Banco Popular Espanol                             2,565,031
    70,000    @     Sogecable SA                                      1,451,454
     1,650    @     Telefonica                                           17,649
    82,500    @     Telefonica SA                                       882,433
                                                                   ------------
                    TOTAL SPAIN                                       4,916,567
                                                                   ------------
                    SWEDEN: 1.02%
   348,200    A     Swedish Match AB                                  2,741,226
                                                                   ------------
                    TOTAL SWEDEN                                      2,741,226
                                                                   ------------
                    SWITZERLAND: 4.52%
     5,100    A     Givaudan                                          1,899,488
     5,570          Nestle SA                                         1,315,478
    50,280          Novartis AG                                       2,106,756
    47,850          Roche Holding AG                                  3,621,871
    29,900          STMicroelectronics NV                               920,621
    47,460          UBS AG                                            2,285,642
                                                                   ------------
                    TOTAL SWITZERLAND                                12,149,856
                                                                   ------------
                    TAIWAN: 3.62%
   239,300    @     Taiwan Semiconductor Manufacturing
                      Co. Ltd. ADR                                    4,235,610
   544,000   @,A    United Microelectronics Corp. ADR                 5,494,400
                                                                   ------------
                    TOTAL TAIWAN                                      9,730,010
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
                 UNITED KINGDOM: 10.77%
  214,300        BAA PLC                                           $  2,013,571
   95,600        Barclays PLC                                           836,984
  377,600        BP PLC                                               3,220,653
  163,100   @    British Sky Broadcasting PLC                         1,824,737
  458,752        Cadbury Schweppes PLC                                3,478,434
  410,400        Capita Group PLC                                     2,282,293
  112,114        Diageo PLC                                           1,487,864
  103,100        Imperial Tobacco Group PLC                           1,459,856
  150,000        London Stock Exchange PLC                              996,417
  157,600        Pearson PLC                                          1,896,362
  225,900        Provident Financial PLC                              2,336,467
   88,500        Reckitt Benckiser PLC                                1,566,407
  164,000        Reed Elsevier PLC                                    1,605,455
   48,650        Rio Tinto PLC                                          903,604
   41,125        Royal Bank of Scotland Group PLC                     1,179,006
  107,200        United Business Media PLC                              818,297
  666,122        Vodafone Group PLC                                   1,074,688
                                                                   ------------
                 TOTAL UNITED KINGDOM                                28,981,095
                                                                   ------------
                 UNITED STATES: 41.11%
   21,200        3M Co.                                               2,666,960
   36,300   A    Adobe Systems, Inc.                                  1,450,548
   83,200   @    Agilent Technologies, Inc.                           2,500,160
   55,000        American Express Co.                                 2,255,550
   27,900        Anheuser-Busch Cos., Inc.                            1,478,700
  123,400   @    Applied Materials, Inc.                              3,001,088
  102,100        Baker Hughes, Inc.                                   3,847,128
   43,400        Bank of America Corp.                                3,145,632
   48,700        Baxter Int'l, Inc.                                   2,771,030
   85,000   @    Bed Bath & Beyond, Inc.                              3,159,450
   42,200        Capital One Financial Corp.                          2,527,358
   85,600        Carnival Corp.                                       2,851,336
   38,600   @    Cisco Systems, Inc.                                    565,490
   13,099        Citigroup, Inc.                                        567,186
   84,700   @    Concord EFS, Inc.                                    2,678,544
   26,100        General Dynamics Corp.                               2,534,049
   61,800        General Motors Corp.                                 3,964,470
  125,800        JC Penney Co., Inc.                                  2,734,892
   30,200   @    Kla-Tencor Corp.                                     1,780,894
   33,900   @    Kohls Corp.                                          2,498,430
   16,700   @    Lexmark Int'l, Inc.                                    998,326
   47,200        Linear Technology Corp.                              1,834,192
   42,600        Lockheed Martin Corp.                                2,679,540
  105,800        Mattel, Inc.                                         2,183,712
  122,500        Motorola, Inc.                                       1,886,500
   42,500   @    Novellus Systems, Inc.                               2,014,500
   23,100        The Progressive Corp.                                1,328,250
   58,800        Schlumberger Ltd.                                    3,219,300
   47,700        Sears Roebuck and Co.                                2,516,175
  120,000   @    Sprint Corp.-PCS Group                               1,345,200
   37,000   @    Tenet Healthcare Corp.                               2,714,690
  121,000   @    Teradyne, Inc.                                       3,986,950
  121,600        Texas Instruments, Inc.                              3,761,088
   50,500   @    Tricon Global Restaurants, Inc.                      3,184,530
  118,300   @    Univision Communications, Inc.                       4,727,268
   80,000        US Bancorp                                           1,896,000
  128,700   @    USA Networks, Inc.                                   3,849,417
   34,100   @    Vertex Pharmaceuticals, Inc.                           725,307
   76,400   @    Viacom, Inc.                                         3,598,440
  163,400        Walt Disney Co.                                      3,787,612
   48,300   @    Weatherford Int'l, Inc.                           $  2,408,721
   42,100   @    Wellpoint Health Networks                            3,160,868
   49,000        Wells Fargo & Co.                                    2,506,350
   22,200        Weyerhaeuser Co.                                     1,323,342
                                                                   ------------
                 TOTAL UNITED STATES                                110,615,173
                                                                   ------------
                 TOTAL COMMON STOCK (COST $251,157,700)             257,678,791
                                                                   ------------

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
PREFERRED STOCK: 1.52%
                 GERMANY: 1.52%
   21,159    A   Henkel KGaA                                       $  1,390,496
   49,900        Rhoen Klinikum AG                                    2,695,648
                                                                   ------------
                 TOTAL GERMANY                                        4,086,144
                                                                   ------------
                 TOTAL PREFERRED STOCK (COST $4,143,632)              4,086,144
                                                                   ------------

Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
U. S. GOVERNMENT OBLIGATIONS: 1.78%
$21,300,000      U.S. Treasury Strip, 0.000%, due 11/15/27         $  4,788,752
                                                                   ------------
                 TOTAL U.S. GOVERNMENT OBLIGATIONS
                   (COST $4,995,974)                                  4,788,752
                                                                   ------------
                 TOTAL LONG-TERM INVESTMENTS
                   (COST $260,297,306)                              266,553,687
                                                                   ------------

Principal
  Amount                                                               Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 0.85%
$  2,300,000     Federal Home Loan Mortgage Corporation,
                   1.815%, due 05/01/2002                          $  2,300,000
                                                                   ------------
                 TOTAL SHORT-TERM INVESTMENTS
                   (COST $2,300,000)                                  2,300,000
                                                                   ------------
                 TOTAL INVESTMENTS IN SECURITIES
                   (COST $262,597,306)*                99.91%      $268,853,687
                 OTHER ASSETS AND LIABILITIES-NET       0.09%           237,067
                                                      ------       ------------
                 NET ASSETS                           100.00%      $269,090,754
                                                      ======       ============

@    Non-income producing security
ADR  American Depository Receipt
A Loaned security, a portion or all of the security is on loan at April 30, 2002.
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

       Gross Unrealized Appreciation                               $ 19,257,358
       Gross Unrealized Depreciation                                (13,000,977)
                                                                   ------------
       Net Unrealized Appreciation                                 $  6,256,381
                                                                   ============

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund
      PORTFOLIO OF INVESTMENTS as of April 30, 2002 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                   Percentage of
Industry                                                             Net Assets
--------------------------------------------------------------------------------
Advertising                                                             0.21%
Aerospace/Defense                                                       2.47%
Agriculture                                                             1.56%
Airlines                                                                1.04%
Auto Manufacturers                                                      2.18%
Auto Parts & Equipment                                                  0.79%
Banks                                                                   9.03%
Beverages                                                               1.10%
Building Materials                                                      0.60%
Chemicals                                                               0.71%
Commercial Services                                                     3.35%
Computers                                                               0.37%
Cosmetics/Personal Care                                                 0.27%
Diversified Financial Services                                          5.31%
Electric                                                                0.53%
Electronics                                                             2.67%
Engineering & Construction                                              0.75%
Food                                                                    2.33%
Forest Products & Paper                                                 0.87%
Hand/Machine Tools                                                      0.62%
Healthcare-Products                                                     1.03%
Healthcare-Services                                                     3.19%
Home Builders                                                           0.36%
Home Furnishings                                                        1.78%
Household Products/Wares                                                1.10%
Insurance                                                               3.06%
Leisure Time                                                            1.06%
Media                                                                   8.76%
Mining                                                                  2.05%
Miscellaneous Manufacturing                                             1.36%
Oil & Gas                                                               3.61%
Oil & Gas Services                                                      3.52%
Pharmaceuticals                                                         5.58%
Retail                                                                  5.82%
Semiconductors                                                         11.62%
Software                                                                0.89%
Sovereign                                                               2.63%
Telecommunications                                                      4.28%
Toys/Games/Hobbies                                                      0.81%
Transportation                                                          0.64%
Other Assets and Liabilities, Net                                       0.09%
                                                                      ------
NET ASSETS                                                            100.00%
                                                                      ======

                 See Accompanying Notes to Financial Statements

                         SHAREHOLDER MEETING (Unaudited)
--------------------------------------------------------------------------------

A special meeting of shareholders of the ING Retail Funds (formerly Pilgrim Retail funds) and Variable Products held February 21, 2002, at the offices of ING 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258

A brief description of each matter voted upon as well as the results are outlined below:

                                                           SHARES VOTED
                                          SHARES VOTED      AGAINST OR       SHARES         BROKER           TOTAL
                                               FOR           WITHHELD      ABSTAINED       NON-VOTE       SHARES VOTED
                                               ---           --------      ---------       --------       ------------
1. To elect twelve (12) members of the Boards of Directors/Trustees to hold office until the election and qualification of their successors.

ING International Fund (formerly Pilgrim International Fund)
Paul S. Doherty                             4,680,712          42,148            --              --         4,722,860
J. Michael Earley                           4,680,712          42,148            --              --         4,722,860
R. Barbara Gitenstein                       4,680,553          42,307            --              --         4,722,860
Walter H. May                               4,680,712          42,148            --              --         4,722,860
Thomas J. McInerney                         4,680,712          42,148            --              --         4,722,860
Jock Patton                                 4,680,712          42,148            --              --         4,722,860
David W.C. Putnam                           4,680,712          42,148            --              --         4,722,860
Blaine E. Rieke                             4,680,712          42,148            --              --         4,722,860
Robert C. Salipante                         4,680,712          42,148            --              --         4,722,860
John G. Turner                              4,680,712          42,148            --              --         4,722,860
Roger B. Vincent                            4,680,712          42,148            --              --         4,722,860
Richard A. Wedemeyer                        4,680,553          42,307            --              --         4,722,860

ING International Value Fund (formerly Pilgrim International Value Fund)
Paul S. Doherty                           191,290,777       3,658,735            --              --       194,949,512
J. Michael Earley                         191,366,099       3,583,413            --              --       194,949,512
R. Barbara Gitenstein                     191,307,588       3,641,924            --              --       194,949,512
Walter H. May                             191,322,764       3,626,748            --              --       194,949,512
Thomas J. McInerney                       191,296,776       3,652,736            --              --       194,949,512
Jock Patton                               191,263,843       3,685,669            --              --       194,949,512
David W.C. Putnam                         191,346,673       3,602,839            --              --       194,949,512
Blaine E. Rieke                           191,294,242       3,655,270            --              --       194,949,512
Robert C. Salipante                       191,308,684       3,640,828            --              --       194,949,512
John G. Turner                            191,335,679       3,613,833            --              --       194,949,512
Roger B. Vincent                          191,364,776       3,584,736            --              --       194,949,512
Richard A. Wedemeyer                      191,292,876       3,656,636            --              --       194,949,512

ING Global Technology Fund (formerly Pilgrim Global Information Technology Fund)
Paul S. Doherty                             4,681,711          33,188            --              --         4,714,899
J. Michael Earley                           4,680,844          34,055            --              --         4,714,899
R. Barbara Gitenstein                       4,679,977          34,922            --              --         4,714,899
Walter H. May                               4,681,627          33,272            --              --         4,714,899
Thomas J. McInerney                         4,680,733          34,166            --              --         4,714,899
Jock Patton                                 4,681,495          33,404            --              --         4,714,899
David W.C. Putnam                           4,681,627          33,272            --              --         4,714,899
Blaine E. Rieke                             4,680,935          33,964            --              --         4,714,899
Robert C. Salipante                         4,680,302          34,597            --              --         4,714,899
John G. Turner                              4,680,060          34,839            --              --         4,714,899
Roger B. Vincent                            4,680,262          34,637            --              --         4,714,899
Richard A. Wedemeyer                        4,681,045          33,854            --              --         4,714,899

ING Worldwide Growth Fund (formerly Pilgrim Worldwide Growth Fund)
Paul S. Doherty                            17,535,279         327,816            --              --        17,863,095
J. Michael Earley                          17,536,622         326,473            --              --        17,863,095
R. Barbara Gitenstein                      17,532,308         330,787            --              --        17,863,095
Walter H. May                              17,540,195         322,900            --              --        17,863,095
Thomas J. McInerney                        17,538,297         324,798            --              --        17,863,095
Jock Patton                                17,531,894         331,201            --              --        17,863,095
David W.C. Putnam                          17,539,662         323,433            --              --        17,863,095
Blaine E. Rieke                            17,536,848         326,247            --              --        17,863,095
Robert C. Salipante                        17,531,467         331,628            --              --        17,863,095
John G. Turner                             17,535,081         328,014            --              --        17,863,095
Roger B. Vincent                           17,536,324         326,771            --              --        17,863,095
Richard A. Wedemeyer                       17,537,813         325,282            --              --        17,863,095

--------------------------------------------------------------------------------

                                                           SHARES VOTED
                                          SHARES VOTED      AGAINST OR       SHARES         BROKER           TOTAL
                                               FOR           WITHHELD      ABSTAINED       NON-VOTE       SHARES VOTED
                                               ---           --------      ---------       --------       ------------
ING Emerging Countries Fund (formerly Pilgrim Emerging Countries Fund)
Paul S. Doherty                             6,671,708         129,795            --              --         6,801,503
J. Michael Earley                           6,676,030         125,473            --              --         6,801,503
R. Barbara Gitenstein                       6,671,213         130,290            --              --         6,801,503
Walter H. May                               6,674,008         127,495            --              --         6,801,503
Thomas J. McInerney                         6,675,885         125,618            --              --         6,801,503
Jock Patton                                 6,674,877         126,626            --              --         6,801,503
David W.C. Putnam                           6,675,831         125,672            --              --         6,801,503
Blaine E. Rieke                             6,673,647         127,856            --              --         6,801,503
Robert C. Salipante                         6,674,903         126,600            --              --         6,801,503
John G. Turner                              6,675,479         126,024            --              --         6,801,503
Roger B. Vincent                            6,676,573         124,930            --              --         6,801,503
Richard A. Wedemeyer                        6,672,185         129,318            --              --         6,801,503

ING International Core Growth Fund (formerly Pilgrim International Core Growth Fund)
Paul S. Doherty                             2,059,530          30,347            --              --         2,089,877
J. Michael Earley                           2,059,530          30,347            --              --         2,089,877
R. Barbara Gitenstein                       2,059,530          30,347            --              --         2,089,877
Walter H. May                               2,059,530          30,347            --              --         2,089,877
Thomas J. McInerney                         2,059,059          30,818            --              --         2,089,877
Jock Patton                                 2,058,849          31,028            --              --         2,089,877
David W.C. Putnam                           2,059,530          30,347            --              --         2,089,877
Blaine E. Rieke                             2,059,530          30,347            --              --         2,089,877
Robert C. Salipante                         2,059,059          30,818            --              --         2,089,877
John G. Turner                              2,059,530          30,347            --              --         2,089,877
Roger B. Vincent                            2,059,530          30,347            --              --         2,089,877
Richard A. Wedemeyer                        2,059,530          30,347            --              --         2,089,877

ING International SmallCap Growth Fund (formerly Pilgrim International SmallCap Growth Fund)
Paul S. Doherty                            13,128,405         124,123            --              --        13,252,528
J. Michael Earley                          13,134,143         118,385            --              --        13,252,528
R. Barbara Gitenstein                      13,127,855         124,673            --              --        13,252,528
Walter H. May                              13,129,963         122,565            --              --        13,252,528
Thomas J. McInerney                        13,131,813         120,715            --              --        13,252,528
Jock Patton                                13,130,774         121,754            --              --        13,252,528
David W.C. Putnam                          13,132,737         119,791            --              --        13,252,528
Blaine E. Rieke                            13,129,542         122,986            --              --        13,252,528
Robert C. Salipante                        13,129,541         122,987            --              --        13,252,528
John G. Turner                             13,130,613         121,915            --              --        13,252,528
Roger B. Vincent                           13,133,796         118,732            --              --        13,252,528
Richard A. Wedemeyer                       13,128,656         123,872            --              --        13,252,528

2. To approve amendments to Declarations of Trust or Trust Instruments, as the case may be, for some of the Funds to, among other things, permit the Boards to determine the number of Directors/Trustees to the Funds. [a]

ING Global Technology Fund                  2,526,531          58,856         54,485       2,075,027        4,714,899
ING International Value Fund               81,829,159       3,215,941      3,196,960     106,707,452      194,949,512

3. To approve Plans of Reorganization to change only the form of corporate organization of some of the Funds without changing the substance or investment aspects of the Funds. [a]

ING International Fund, Inc.                3,662,117          14,730         24,396       1,021,617        4,722,860
ING International Value Fund               83,499,836       1,932,215      2,810,009     106,707,452      194,949,512

4. Confirmation of PricewaterhouseCoopers LLP as current independent auditors of certain Funds.

ING Emerging Countries Fund                 6,679,767          50,420         71,317             --         6,801,504
ING Global Technology Fund                  4,661,825          15,997         37,077             --         4,714,899
ING International Core Growth Fund          2,056,857          15,125         17,896             --         2,089,878
ING International Fund, Inc.                4,673,308           6,624         42,929             --         4,722,861
ING International SmallCap Growth Fund     13,048,503          68,178        135,849             --        13,252,530
ING International Value Fund              190,012,143       1,733,190      3,204,179             --       194,949,512
ING Worldwide Growth Fund                  17,376,200         235,512        251,384             --        17,863,096

6. Such other business as may properly come before the Special Meeting or any adjournment(s) or postponement(s) thereof.

ING Emerging Countries Fund                66,497,853         141,325        162,326             --        66,801,504
ING Global Technology Fund                  4,593,341          33,504         88,054             --         4,714,899
ING International Core Growth Fund          1,989,374          37,672         62,832             --         2,089,878
ING International Fund, Inc.                4,662,467          29,718         30,676             --         4,722,861
ING International SmallCap Growth Fund     12,735,809         200,859        315,860             --        13,252,528
ING International Value Fund              182,496,783       5,737,274      6,715,455             --       194,949,512
ING Worldwide Growth Fund                  16,696,750         445,661        720,685             --        17,863,096

--------------------------------------------------------------------------------

A special meeting of shareholders of the ING International Core Growth Fund held April 4, 2002, at the offices of ING, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outline below:

                                                           SHARES VOTED
                                          SHARES VOTED      AGAINST OR       SHARES         BROKER           TOTAL
                                               FOR           WITHHELD      ABSTAINED       NON-VOTE       SHARES VOTED
                                               ---           --------      ---------       --------       ------------
1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") by and among ING International
   Core Growth Fund and ING International Fund providing for the merger of ING International Core Growth Fund with and into ING International Fund.

ING International Core Growth Fund          1,001,321          26,292        37,934              --         1,065,547

2. To transact such other business, not currently contemplated, that may properly come before the special meeting in the discretion of the proxies or their substitutes.

ING International Core Growth Fund            978,292          37,822        49,433              --         1,065,547

----------
[a] The special Meeting of Shareholders of the ING Retail Funds was adjourned to March 21, 2002, April 9, 2002 and then to April 16, 2002 to permit the further solicitation of shareholders of the ING International Value for their proxies relating to the proposal. This proposal has yet to pass.

              DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors/Trustees. Information pertaining to the Directors/Trustees and Officers of the Funds is set forth below:

                                                                                               NUMBER OF
                                                                         PRINCIPAL            PORFOLIOS IN         OTHE
                                                 TERM OF OFFICE        OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS                POSITION(S)     AND LENGTH OF          DURING THE            OVERSEEN BY         HELD BY
       AND AGE                 HELD WITH FUND     TIME SERVED         PAST FIVE YEARS           DIRECTOR         DIRECTOR
       -------                 --------------     -----------         ---------------           --------         --------
Non-Interested Directors:

Paul S. Doherty                Director/Trustee  10-29-99       Retired. Mr. Doherty was          106       Mr. Doherty is a Trustee
7337 E. Doubletree Ranch Rd.                     to Present     formerly President and                      of the GCG Trust
Scottsdale, AZ 85258                                            Partner, Doherty, Wallace,                  (February 2002 to
Age: 67                                                         Pillsbury and Murphy,                       present).
                                                                P.C.,Attorneys (1996 to
                                                                2001); a Director of
                                                                Tambrands, Inc. (1993 to
                                                                1998); and a Trustee of each
                                                                of the funds managed by
                                                                Northstar Investment
                                                                Management Corporation
                                                                (1993 to 1999).

J. Michael Earley              Director/Trustee  2-22-02 to     President and Chief               106       Mr. Earley is a Trustee
7337 E. Doubletree Ranch Rd.                     Present        Executive Officer of Bankers                of the GCG Trust (1997
Scottsdale, AZ 85258                                            Trust Company, N.A. (1992                   to present).
Age: 56                                                         to present).

R. Barbara Gitenstein          Director/Trustee  2-22-02 to     President of the College of       106       Dr. Gitenstein is a
7337 E. Doubletree Ranch Rd.                     Present        New Jersey (1999 to                         Trustee of the GCG Trust
Scottsdale, AZ 85258                                            present); Executive Vice                    (1997 to present).
Age: 53                                                         President and Provost at
                                                                Drake University (1992 to
                                                                1998).

Walter H. May                  Director/Trustee  10-29-99       Retired. Mr. May was              106       Mr. May is a Trustee for
7337 E. Doubletree Ranch Rd.                     to Present     formerly Managing Director                  the Best Prep Charity
Scottsdale, AZ 85258                                            and Director of Marketing                   (1991 to present) and
Age: 65                                                         for Piper Jaffray, Inc. (an                 the GCG Trust (February
                                                                investment banking/                         2002 to present.)
                                                                underwriting firm). Mr. May
                                                                was formerly a Trustee of
                                                                each of the funds managed
                                                                by Northstar Investment
                                                                Management Corporation
                                                                (1996 to 1999).

Jock Patton                    Director/Trustee  8-28-95 to     Private Investor. Mr. Patton      106       Mr. Patton is a Trustee
7337 E. Doubletree Ranch Rd.                     Present        was formerly Director and                   of the GCG Trust
Scottsdale, AZ 85258                                            Chief Executive Officer of                  (February 2002 to
Age: 56                                                         Rainbow Multimedia Group,                   present); He is also
                                                                Inc. (January 1999 to                       Director of Hypercom,
                                                                December 2001); Director of                 Inc. and JDA Software
                                                                Stuart Entertainment, Inc.;                 Group, Inc. (January
                                                                Directory of Artisoft, Inc.                 1999 to present);
                                                                (1994 to 1998); President                   National Airlines, Inc.;
                                                                and co-owner of StockVal,                   and BG Associates, Inc.)
                                                                Inc. (November 1992 to June
                                                                1997) and a Partner and
                                                                Director of the law firm of
                                                                Streich Lang, P.A. (1972 to
                                                                1993).

--------------------------------------------------------------------------------

                                                                                               NUMBER OF
                                                                         PRINCIPAL            PORFOLIOS IN         OTHE
                                                 TERM OF OFFICE        OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS                POSITION(S)     AND LENGTH OF          DURING THE            OVERSEEN BY         HELD BY
       AND AGE                 HELD WITH FUND     TIME SERVED         PAST FIVE YEARS           DIRECTOR         DIRECTOR
       -------                 --------------     -----------         ---------------           --------         --------
David W.C. Putnam              Director/Trustee  10-29-99       President and Director of         106       Mr. Putnam is a Trustee
7337 E. Doubletree Ranch Rd.                     to Present     F.L. Putnam Securities                      of GCG Trust (February
Scottsdale, AZ 85258                                            Company, Inc. and its                       2002 to present);
Age: 62                                                         affiliates. Mr. Putnam is                   Director of F.L. Putnam
                                                                also President, Secretary and               Securities Company, Inc.
                                                                Trustee of The Principled                   (June 1978 to present);
                                                                Equity Market Fund. Mr.                     F.L. Putnam Investment
                                                                Putnam was formerly a                       Management Company
                                                                Director/Trustee of Trust                   (December 2001 to
                                                                Realty Corp., Anchor                        present); Asian American
                                                                Investment Trust, Bow Ridge                 Bank and Trust Company
                                                                Mining Co., and each of the                 (June 1992 to present);
                                                                funds managed by                            and Notre Dame Health
                                                                Northstar Investment                        Care Center (1991 to
                                                                Management Corporation                      present). He is also a
                                                                (1994 to 1999).                             Trustee of The
                                                                                                            Principled Equity Market
                                                                                                            Fund (November 1996 to
                                                                                                            present); Progressive
                                                                                                            Capital Accumulation
                                                                                                            Trust (August 1998 to
                                                                                                            present); Anchor
                                                                                                            International Bond Trust
                                                                                                            (December 2000 to
                                                                                                            present); F.L. Putnam
                                                                                                            Foundation (December
                                                                                                            2000 to present); Mercy
                                                                                                            Endowment Foundation
                                                                                                            (1995 to present); and
                                                                                                            an Honorary Trustee of
                                                                                                            Mercy Hospital (1973 to
                                                                                                            present).

Blaine E. Rieke                Director/Trustee  2-26-01 to     General Partner of                106       Mr. Rieke is a
7337 E. Doubletree Ranch Rd.                     Present        Huntington Partners, an                     Director/Trustee of the
Scottsdale, AZ 85258                                            investment partnership                      Morgan Chase Trust Co.
Age: 68                                                         (1997 to present). Mr. Rieke                (January 1998 to
                                                                was formerly Chairman and                   present) and the GCG
                                                                Chief Executive Officer of                  Trust  (February 2002 to
                                                                Firstar Trust Company (1973                 present).
                                                                to 1996). Mr. Rieke was
                                                                formerly the Chairman of
                                                                the Board and a Trustee of
                                                                each of the funds managed
                                                                by ING Investment
                                                                Management Co. LLC. (1998
                                                                to 2001).

Roger B. Vincent               Director/Trustee  2-22-02 to     President of Springwell           106       Mr. Vincent is a Trustee
7337 E. Doubletree Ranch Rd.                     Present        Corporation, a corporate                    of the GCG Trust (1994
Scottsdale, AZ 85258                                            advisory firm (1989 to                      to present) and a
Age: 56                                                         present). Mr. Vincent was                   Director of AmeriGas
                                                                formerly a Director of                      Propane, Inc. (1998 to
                                                                Tatham Offshore, Inc. (1996                 present).
                                                                to 2000) and Petrolane, Inc.
                                                                (1993 to 1995).

--------------------------------------------------------------------------------

                                                                                               NUMBER OF
                                                                         PRINCIPAL            PORFOLIOS IN         OTHE
                                                 TERM OF OFFICE        OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS                POSITION(S)     AND LENGTH OF          DURING THE            OVERSEEN BY         HELD BY
       AND AGE                 HELD WITH FUND     TIME SERVED         PAST FIVE YEARS           DIRECTOR         DIRECTOR
       -------                 --------------     -----------         ---------------           --------         --------
Richard A. Wedemeyer           Director/Trustee  2-26-01 to     Vice President -- Finance         106       Mr. Wedemeyer is a
7337 E. Doubletree Ranch Rd.                     Present        and Administration -- of                    Trustee of Touchstone
Scottsdale, AZ 85258                                            the Channel Corporation, an                 Consulting Group (1997
Age: 65                                                         importer of specialty alloy                 to present) and the GCG
                                                                aluminum products (1996 to                  Trust (February 2002 to
                                                                present). Mr. Wedemeyer                     present).
                                                                was formerly Vice President
                                                                -- Finance and
                                                                Administration -- of
                                                                Performance Advantage,
                                                                Inc., a provider of training
                                                                and consultation services
                                                                (1992 to 1996), and Vice
                                                                President -- Operations and
                                                                Administration of Jim
                                                                Henson Productions (1979
                                                                to 1997). Mr. Wedemeyer
                                                                was a Trustee of each of the
                                                                funds managed by ING
                                                                Investment Management
                                                                Co. LLC. (1998 to 2001).

Interested Directors:

R. Glenn Hilliard(1)           Director/Trustee  2-26-02 to     Chairman and CEO of ING           106       Mr. Hilliard serves as a
ING Americas                                     Present        Americas and a member of                    member of the Board of
5780 Powers Ferry Road, NW                                      its Americas Executive                      Directors of the Clemson
Atlanta, GA 30327                                               Committee (1999 to                          University Foundation,
Age: 59                                                         present). Mr. Hilliard was                  the Board of Councilors
                                                                formerly Chairman and CEO                   for the Carter Center, a
                                                                of ING North America,                       Trustee of the Woodruff
                                                                encompassing the U.S.,                      Arts Center and sits on
                                                                Mexico and Canada regions                   the Board of Directors
                                                                (1994 to 1999).                             for the High Museum of
                                                                                                            Art. Mr. Hilliard is
                                                                                                            also a Trustee of the
                                                                                                            GCG Trust (February 2002
                                                                                                            to present).

--------------------------------------------------------------------------------

                                                                                               NUMBER OF
                                                                         PRINCIPAL            PORFOLIOS IN         OTHE
                                                 TERM OF OFFICE        OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS                POSITION(S)     AND LENGTH OF          DURING THE            OVERSEEN BY         HELD BY
       AND AGE                 HELD WITH FUND     TIME SERVED         PAST FIVE YEARS           DIRECTOR         DIRECTOR
       -------                 --------------     -----------         ---------------           --------         --------
Thomas J. McInerey(2)          Director/Trustee  2-26-01 to     Chief Executive Officer, ING      156       Mr. McInerney serves as
7337 E. Doubletree Ranch Rd.                     Present        U.S. Financial Services                     a Director/Trustee of
Scottsdale, AZ 85258                                            (October 2001 to present);                  Aeltus Investment
Age: 45                                                         President, Chief Executive                  Management, Inc. (1997
                                                                Officer, and Director of                    to present); each of the
                                                                Northern Life Insurance                     Aetna Funds (April 2002
                                                                Company (2001 to present);                  to present); Ameribest
                                                                and President and Director                  Life Insurance Co. (2001
                                                                of Aetna Life Insurance and                 to present); Equitable
                                                                Annuity Company (1997 to                    Life Insurance Co. (2001
                                                                present), Aetna Retirement                  to present); First
                                                                Holdings, Inc. (1997 to                     Columbine Life Insurance
                                                                present), Aetna Investment                  Co. (2001 to present);
                                                                Adviser Holding Co. (2000                   Golden American Life
                                                                to present), and Aetna                      Insurance Co. (2001 to
                                                                Retail Holding Company                      present); Life Insurance
                                                                (2000 to present). Mr.                      Company of Georgia (2001
                                                                McInerney was formerly                      to present); Midwestern
                                                                General Manager and Chief                   United Life Insurance
                                                                Executive Officer of ING                    Co. (2001 to present);
                                                                Worksite Division (since                    ReliaStar Life Insurance
                                                                December 2000 to October                    Co. (2001 to present);
                                                                2001); President of Aetna                   Security Life of Denver
                                                                Financial Services (August                  (2001 to present);
                                                                1997 to December 2000);                     Security Connecticut
                                                                Head of National Accounts                   Life Insurance Co. (2001
                                                                and Core Sales and                          to present); Southland
                                                                Marketing for Aetna U.S.                    Life Insurance Co. (2001
                                                                Healthcare (April 1996 to                   to present); USG Annuity
                                                                March 1997); Head of                        and Life Company (2001
                                                                Corporate Strategies for                    to present); United Life
                                                                Aetna Inc. (July 1995 to                    and Annuity Insurance
                                                                April 1996); and has held a                 Co. Inc (2001 to
                                                                variety of line and                         present); and the GCG
                                                                corporate staff positions                   Trust (February 2002 to
                                                                since 1978.                                 present). Mr. McInerney
                                                                                                            is a member of the Board
                                                                                                            of the National
                                                                                                            Commission on Retirement
                                                                                                            Policy, the
                                                                                                            Governor[0092]s Council
                                                                                                            on Economic
                                                                                                            Competitiveness and
                                                                                                            Technology of
                                                                                                            Connecticut, the Board
                                                                                                            of Directors of the
                                                                                                            Connecticut Business and
                                                                                                            Industry Association,
                                                                                                            the Board of Trustees of
                                                                                                            the Bushnell, the Board
                                                                                                            for the Connecticut
                                                                                                            Forum, and the Board of
                                                                                                            the Metro Hartford
                                                                                                            Chamber of Commerce, and
                                                                                                            is Chairman of Concerned
                                                                                                            Citizens for Effective
                                                                                                            Government.

--------------------------------------------------------------------------------

                                                                                               NUMBER OF
                                                                         PRINCIPAL            PORFOLIOS IN         OTHE
                                                 TERM OF OFFICE        OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS                POSITION(S)     AND LENGTH OF          DURING THE            OVERSEEN BY         HELD BY
       AND AGE                 HELD WITH FUND     TIME SERVED         PAST FIVE YEARS           DIRECTOR         DIRECTOR
       -------                 --------------     -----------         ---------------           --------         --------
John G. Turner(3)              Chairman and      10-29-99       President, Turner Investment      106       Mr. Turner serves as a
7337 E. Doubletree Ranch Rd.   Director/Trustee  to Present     Company (since January                      member of the Board of
Scottsdale, AZ 85258                                            2002). Mr. Turner was                       the GCG Trust. Mr.
Age: 62                                                         formerly Vice Chairman of                   Turner also serves as a
                                                                ING Americas (2000 to                       Director of the Hormel
                                                                2001); Chairman and Chief                   Foods Corporation (May
                                                                Executive Officer of                        2000 to present), Shopko
                                                                ReliaStar Financial Corp. and               Stores, Inc. (August
                                                                ReliaStar Life Insurance                    1999 to present), and
                                                                Company (1993 to 2000);                     M.A. Mortenson Co.
                                                                Chairman of ReliaStar                       (March 2002 to present)
                                                                United Services Life
                                                                Insurance Company (1995 to
                                                                1998); Chairman of ReliaStar
                                                                Life Insurance Company of
                                                                New York (1995 to 2001);
                                                                Chairman of Northern Life
                                                                Insurance Company (1992 to
                                                                2000); Chairman and
                                                                Director/Trustee of the
                                                                Northstar affiliated
                                                                investment companies (1993
                                                                to 2001) and Director,
                                                                Northstar Investment
                                                                Management Corporation
                                                                and its affiliates (1993 to
                                                                1999).

----------
(1) Mr. Hilliard is an "interested person", as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.
(2) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(3) Mr. Turner is an "interested person", as defined by the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

--------------------------------------------------------------------------------

                                                                                               NUMBER OF
                                                                         PRINCIPAL            PORFOLIOS IN         OTHE
                                                 TERM OF OFFICE        OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS                POSITION(S)     AND LENGTH OF          DURING THE            OVERSEEN BY         HELD BY
       AND AGE                 HELD WITH FUND     TIME SERVED         PAST FIVE YEARS           DIRECTOR         DIRECTOR
       -------                 --------------     -----------         ---------------           --------         --------
Officers:

James M. Hennessy              President,        March          President and Chief                --               --
7337 E. Doubletree Ranch Rd.   Chief             2002 to        Executive Officer of ING
Scottsdale, AZ 85258           Executive         Present        Capital Corporation, LLC,
Age: 52                        Officer, and      (for the       ING Funds Services, LLC, ING
                               Chief             ING Funds)     Advisors, Inc., ING
                               Operating                        Investments, LLC, Lexington
                               Officer                          Funds Distributor, Inc.,
                                                                Express America T.C. Inc.
                               President,        February       and EAMC Liquidation Corp.
                               Chief             2001 to        (since December 2001);
                               Executive         March          Executive Vice President and
                               Officer, and      2002 (for      Chief Operating Officer of
                               Chief             the Pilgrim    ING Quantitative
                               Operating         Funds)         Management, Inc. (since
                               Officer                          October 2001) and ING
                                                                Funds Distributor, Inc. (since
                               Chief             July 2000      June 2000). Formerly, Senior
                               Operating         to             Executive Vice President
                               Officer           February       (June 2000 to December
                                                 2001 (for      2000) and Secretary (April
                                                 the Pilgrim    1995 to December 2000) of
                                                 Funds)         ING Capital Corporation,
                                                                LLC, ING Funds Services, LLC,
                                                                ING Investments, LLC, ING
                                                                Advisors, Inc., Express
                                                                America T.C. Inc., and EAMC
                                                                Liquidation Corp.; and
                                                                Executive Vice President,
                                                                ING Capital Corporation,
                                                                LLC and its affiliates (May
                                                                1998 to June 2000) and
                                                                Senior Vice President, ING
                                                                Capital Corporation, LLC
                                                                and its affiliates (April 1995
                                                                to April 1998).

Stanley D. Vyner               Executive         March          Executive Vice President of        --               --
7337 E. Doubletree Ranch Rd.   Vice President    2002 to        ING Advisors, Inc. and ING
Scottsdale, AZ 85258                             Present        Investments, LLC (since July
Age: 51                                          (for the       2000) and Chief Investment
                                                 ING Funds)     Officer of the International
                                                                Portfolios, ING Investments,
                               Executive         July 1996      LLC (since July 1996).
                               Vice President    to March       Formerly, President and
                                                 2002 (for      Chief Executive Officer of
                                                 the            ING Investments, LLC
                                                 international  (August 1996 to August
                                                 portfolios     2000).
                                                 of the
                                                 Pilgrim
                                                 Funds)

--------------------------------------------------------------------------------

                                                                                               NUMBER OF
                                                                         PRINCIPAL            PORFOLIOS IN         OTHE
                                                 TERM OF OFFICE        OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS                POSITION(S)     AND LENGTH OF          DURING THE            OVERSEEN BY         HELD BY
       AND AGE                 HELD WITH FUND     TIME SERVED         PAST FIVE YEARS           DIRECTOR         DIRECTOR
       -------                 --------------     -----------         ---------------           --------         --------
Mary Lisanti                   Executive         March          Executive Vice President of        --               --
7337 E. Doubletree Ranch Rd.   Vice President    2002 to        ING Investments, LLC and
Scottsdale, AZ 85258                             Present        ING Advisors, Inc. (since
Age: 45                                          (for the       November 1999) and of ING
                                                 ING Funds)     Quantitative Management,
                                                                Inc. (since July 2000); Chief
                               Executive         May 1998       Investment Officer of the
                               Vice President    to March       Domestic Equity Portfolios,
                                                 2002 (for      ING Investments, LLC (since
                                                 the            1999). Formerly, Executive
                                                 domestic       Vice President and Chief
                                                 equity         Investment Officer for the
                                                 portfolios     Domestic Equity Portfolios
                                                 of the         of Northstar Investment
                                                 Pilgrim        Management Corporation,
                                                 Funds)         whose name changed to
                                                                Pilgrim Advisors, Inc. and
                                                                subsequently became part
                                                                of ING Investments, LLC
                                                                (May 1998 to October 1999);
                                                                Portfolio Manager with
                                                                Strong Capital Management
                                                                (May 1996 to 1998); a
                                                                Managing Director and
                                                                Head of Small- and Mid-
                                                                Capitalization Equity
                                                                Strategies at Bankers Trust
                                                                Corp. (1993 to 1996).

Michael J. Roland              Executive         March          Executive Vice President,          --               --
7337 E. Doubletree Ranch Rd.   Vice              2002 to        Chief Financial Officer and
Scottsdale, AZ 85258           President,        Present        Treasurer of ING Funds
Age: 43                        Assistant         (for the       Services, LLC, ING Funds
                               Secretary and     ING Funds)     Distributor, Inc., ING
                               Principal                        Advisors, Inc., ING
                               Financial                        Investments, LLC, ING
                               Offier                           Quantitative Management,
                                                                Inc., Lexington Funds
                               Senior Vice       June 1998      Distributor, Inc., Express
                               President and     to March       America T.C. Inc. and EAMC
                               Principal         2002 (for      Liquidation Corp. (since
                               Financial         the Pilgrim    December 2001). Formerly,
                               Officer           Funds)         Senior Vice President, ING
                                                                Funds Services, LLC, ING
                                                                Investments, LLC, and ING
                                                                Funds Distributor, Inc. (June
                                                                1998 to December 2001)
                                                                and Chief Financial Officer
                                                                of Endeavor Group (April
                                                                1997 to June 1998).

Ralph G. Norton III            Senior Vice       March          Senior Vice President of ING       --               --
7337 E. Doubletree Ranch Rd.   President         2002 to        Investment Advisors, Inc.
Scottsdale, AZ 85258                             Present        and ING Investments, LLC
Age: 42                                          (for the       (since October 2001) and
                                                 ING Funds)     Chief Investment Officer of
                                                                the Fixed Income Portfolios,
                               Senior Vice       August         ING Investments, LLC (since
                               President         2001 to        October 2001). Formerly,
                                                 March          Senior Market Strategist,
                                                 2002 (for      Aeltus Investment
                                                 the fixed      Management, Inc. (January
                                                 income         2001 to August 2001) and
                                                 portfolios     Chief Investment Officer,
                                                 of the         ING Investments, LLC (1990
                                                 Pilgrim        to January 2001).
                                                 Funds)

--------------------------------------------------------------------------------

                                                                                               NUMBER OF
                                                                         PRINCIPAL            PORFOLIOS IN         OTHE
                                                 TERM OF OFFICE        OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS                POSITION(S)     AND LENGTH OF          DURING THE            OVERSEEN BY         HELD BY
       AND AGE                 HELD WITH FUND     TIME SERVED         PAST FIVE YEARS           DIRECTOR         DIRECTOR
       -------                 --------------     -----------         ---------------           --------         --------
Robert S. Naka                 Senior Vice       March          Senior Vice President and          --               --
7337 E. Doubletree Ranch Rd.   President and     2002 to        Assistant Secretary of ING
Scottsdale, AZ 85258           Assistant         Present        Funds Services, LLC, ING
Age: 38                                          (for the       Funds Distributor, Inc., ING
                                                 ING Funds)     Advisors, Inc., ING
                                                                Investments, LLC, ING
                               Senior Vice       November       Quantitative Management,
                               President and     1999 to        Inc. (since October 2001)
                               Assistant         March          and Lexington Funds
                               Secretary         2002 (for      Distributor, Inc. (since
                                                 the Pilgrim    December 2001). Formerly,
                                                 Funds)         Vice President, ING
                                                                Investments, LLC (April 1997
                               Assistant         July 1994      to October 1999), ING Funds
                               Secretary         to             Services, LLC (February 1997
                                                 November       to August 1999) and
                                                 1999 (for      Assistant Vice President, ING
                                                 the Pilgrim    Funds Services, LLC (August
                                                 Funds)         1995 to February 1997).

Robyn L. Ichilov               Vice President    March          Vice President of ING Funds        --               --
7337 E. Doubletree Ranch Rd.   and Treasurer     2002 to        Services, LLC (since October
Scottsdale, AZ 85258                             Present        2001) and ING Investments,
Age: 34                                          (for the       LLC (since August 1997);
                                                 ING Funds)     Accounting Manager, ING
                                                                Investments, LLC (since
                               Vice President    May 1998       November 1995).
                               and Treasurer     to March
                                                 2002 (for
                                                 the Pilgrim
                                                 Funds)

                               Vice President    November
                                                 1997 to
                                                 May 1998
                                                 (for the
                                                 Pilgrim
                                                 Funds)

Kimberly A. Anderson           Vice President    March          Vice President for ING             --               --
7337 E. Doubletree Ranch Rd.   and Secretary     2002 to        Quantitative Management,
Scottsdale, AZ 85258                             Present        Inc. (since October 2001);
Age: 37                                          (for the       Vice President and Assistant
                                                 ING Funds)     Secretary of ING Funds
                                                                Services, LLC, ING Funds
                                                 February       Distributor, Inc., ING
                                                 2001 to        Advisors, Inc., ING
                                                 March          Investments, LLC (since
                                                 2002 (for      October 2001) and
                                                 the Pilgrim    Lexington Funds Distributor,
                                                 Funds)         Inc. (since December 2001).
                                                                Formerly, Assistant Vice
                                                                President of ING Funds
                                                                Services, LLC (November
                                                                1999 to January 2001) and
                                                                has held various other
                                                                positions with ING Funds
                                                                Services, LLC for more than
                                                                the last five years.

--------------------------------------------------------------------------------

                                                                                               NUMBER OF
                                                                         PRINCIPAL            PORFOLIOS IN         OTHE
                                                 TERM OF OFFICE        OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS                POSITION(S)     AND LENGTH OF          DURING THE            OVERSEEN BY         HELD BY
       AND AGE                 HELD WITH FUND     TIME SERVED         PAST FIVE YEARS           DIRECTOR         DIRECTOR
       -------                 --------------     -----------         ---------------           --------         --------
Lourdes R. Bernal              Vice President    March          Vice President of ING              --               --
7337 E. Doubletree Ranch Rd.                     2002 to        Investments, LLC (since
Scottsdale, AZ 85258                             Present        January 2002). Prior to
Age: 32                                          (for           joining ING Investments, LLC
                                                 certain        in 2002, Ms. Bernal was a
                                                 ING Funds)     Senior Manager in the
                                                                Investment Management
                                                 February       Practice,
                                                 2002 to        PricewaterhouseCoopers LLP
                                                 Present        (July 2000 to December
                                                 (for the       2001); Manager,
                                                 Pilgrim        PricewaterhouseCoopers LLP
                                                 Funds)         (July 1998 to July 2000);
                                                                Manager, Coopers &
                                                                Lybrand LLP (July 1996 to
                                                                June 1998); Senior
                                                                Associate, Coopers &
                                                                Lybrand LLP (July 1992 to
                                                                June 1996); and Associate,
                                                                Coopers & Lybrand LLP
                                                                (August 1990 to June 1992).

Todd Modic                     Assistant Vice    March          Director of Financial              --               --
7337 E. Doubletree Ranch Rd.   President         2002 to        Reporting of ING
Scottsdale, AZ 85258                             Present        Investments, LLC (since
Age: 34                                          (for           March 2001). Formerly,
                                                 certain        Director of Financial
                                                 ING Funds)     Reporting, Axient
                                                                Communications, Inc. (May
                                                 August         2000 to January 2001) and
                                                 2001 to        Director of Finance,
                                                 March          Rural/Metro Corporation
                                                 2002 (for      (March 1995 to May 2000).
                                                 the Pilgrim
                                                 Funds)

Maria M. Anderson              Assistant Vice    March          Assistant Vice President of        --               --
7337 E. Doubletree Ranch Rd.   President         2002 to        ING Funds Services, LLC
Scottsdale, AZ 85258                             Present        (since October 2001).
Age: 43                                          (for           Formerly, Manager of Fund
                                                 certain        Accounting and Fund
                                                 ING Funds)     Compliance, ING
                                                                Investments, LLC (September
                                                 August         1999 to November 2001);
                                                 2001 to        Section Manager of Fund
                                                 March          Accounting, Stein Roe
                                                 2002 (for      Mutual Funds (July 1998 to
                                                 the Pilgrim    August 1999); and Financial
                                                 Funds)         Reporting Analyst, Stein Roe
                                                                Mutual Funds (August 1997
                                                                to July 1998).

--------------------------------------------------------------------------------

                                                                                               NUMBER OF
                                                                         PRINCIPAL            PORFOLIOS IN         OTHE
                                                 TERM OF OFFICE        OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS                POSITION(S)     AND LENGTH OF          DURING THE            OVERSEEN BY         HELD BY
       AND AGE                 HELD WITH FUND     TIME SERVED         PAST FIVE YEARS           DIRECTOR         DIRECTOR
       -------                 --------------     -----------         ---------------           --------         --------
Jeffrey Bernstein              Senior Vice       March          Senior Vice President (since       --               --
7337 E. Doubletree Ranch Rd.   President and     2002 to        October 1999) of ING
Scottsdale, Arizona 85258      Senior            Present        Investments, LLC and Senior
Age: 35                        Portfolio         (for           Portfolio Manager (since
                               Manager           certain        October 2001) for ING
                               (Worldwide        ING Funds)     Advisors, Inc. and ING
                               Growth Fund)                     Investments, LLC. Formerly,
                                                 June 2000      Portfolio Manager,
                                                 to March       Northstar Investment
                                                 2002 (for      Management Corporation,
                                                 certain        whose name changed to
                                                 Pilgrim        Pilgrim Advisors, Inc. and
                                                 Funds)         subsequently became part
                                                                of ING Investments, LLC
                                                                (May 1998 to October 1999);
                                                                Portfolio Manager, Strong
                                                                Capital Management (1997
                                                                to May 1998); and Portfolio
                                                                Manager, Berkeley Capital
                                                                (1995 to 1997).

James A. Vail                  Senior Vice       March          Senior Vice President for          --               --
7337 E. Doubletree Ranch Rd.   President and     2002 to        ING Investments, LLC (since
Scottsdale, Arizona 85258      Portfolio         Present        June 2001) and Portfolio
Age: 57                        Manager           (for           Manager of ING
                               (Precious         certain        Investments, LLC and ING
                               Metals Fund)      ING Funds)     Advisors, Inc. (since October
                                                                2001). Formerly, Vice
                                                 June 2000      President, Lexington
                                                 to March       Management Corporation
                                                 2002 (for      (which was acquired by ING
                                                 certain        Investments, LLC's parent
                                                 Pilgrim        company in July 2000) (1991
                                                 Funds)         to 2000); and has held
                                                                investment research
                                                                positions with Chemical
                                                                Bank, Oppenheimer & Co.,
                                                                Robert Fleming, Inc. and
                                                                Beacon Trust Company,
                                                                where he was a Senior
                                                                Investment Analyst.

Richard T. Saler               Senior Vice       March          Senior Vice President and          --               --
7337 E. Doubletree Ranch Rd.   President and     2002 to        Director of International
Scottsdale, Arizona 85258      Senior            Present        Equity Investment Strategy
Age: 40                        Portfolio         (for           of ING Investments, LLC and
                               Manager           certain        ING Advisors, Inc. (since
                               (Worldwide        ING Funds)     October 2001). Formerly,
                               Growth,                          Senior Vice President and
                               International,    June 2000      Director of International
                               Emerging          to March       Equity Strategy, Lexington
                               Countries,        2002 (for      Management Corporation
                               International     certain        (which was acquired by ING
                               Core Growth,      Pilgrim        Investments, LLC's parent
                               Asia-Pacific      Funds)         company in July 2000) (1986
                               Equity, and                      to July 2000).
                               Russia Funds)

--------------------------------------------------------------------------------

                                                                                               NUMBER OF
                                                                         PRINCIPAL            PORFOLIOS IN         OTHE
                                                 TERM OF OFFICE        OCCUPATION(S)          FUND COMPLEX     DIRECTORSHIPS
    NAME, ADDRESS                POSITION(S)     AND LENGTH OF          DURING THE            OVERSEEN BY         HELD BY
       AND AGE                 HELD WITH FUND     TIME SERVED         PAST FIVE YEARS           DIRECTOR         DIRECTOR
       -------                 --------------     -----------         ---------------           --------         --------
Philip A. Schwartz             Senior Vice       March          Senior Vice President and          --               --
7337 E. Doubletree Ranch Rd.   President and     2002 to        Director of International
Scottsdale, Arizona 85258      Senior            Present        Equity Investment Strategy
Age: 40                        Portfolio         (for           for ING Investments, LLC
                               Manager           certain        and ING Advisors, Inc. (since
                               (Worldwide        ING Funds)     October 2001). Formerly,
                               Growth,                          Senior Vice President and
                               International,    June 2000      Director of International
                               Emerging          to March       Equity Strategy, Lexington
                               Countries,        2002 (for      Management Corporation
                               International     certain        (which was acquired by ING
                               Core Growth,      Pilgrim        Investments, LLC's parent
                               Asia-Pacific      Funds)         company in July 2000); Vice
                               Equity, and                      President of European
                               Russia Funds)                    Research Sales, Cheuvreux
                                                                de Virieu in Paris and New
                                                                York (prior to 1993).

ING Funds Distributor, Inc. offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, Inc. at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY                         DOMESTIC EQUITY VALUE FUNDS
  ING Asia-Pacific Equity Fund                 ING Financial Services Fund
  ING Emerging Countries Fund                  ING Large Company Value Fund
  ING European Equity Fund                     ING MagnaCap Fund
  ING International Fund                       ING Tax Efficient Equity Fund
  ING International Growth Fund                ING Value Opportunity Fund
  ING International SmallCap Growth Fund       ING SmallCap Value Fund
  ING International Value Fund                 ING MidCap Value Fund
  ING Precious Metals Fund
  ING Russia Fund                            DOMESTIC EQUITY AND INCOME FUNDS
                                               ING Equity and Income Fund
INTERNATIONAL GLOBAL EQUITY                    ING Convertible Fund
  ING Global Technology Fund                   ING Balanced Fund
  ING Global Real Estate Fund                  ING Growth and Income Fund
  ING Worldwide Growth Fund
                                             FIXED INCOME FUNDS
DOMESTIC EQUITY FUNDS                          ING Bond Fund
  ING Growth Fund                              ING Classic Money Market Fund*
  ING Growth + Value Fund                      ING Government Fund
  ING Growth Opportunities Fund                ING GNMA Income Fund
  ING LargeCap Growth Fund                     ING High Yield Opportunity Fund
  ING MidCap Opportunities Fund                ING High Yield Bond Fund
  ING Small Company Fund                       ING Intermediate Bond Fund
  ING SmallCap Opportunities Fund              ING Lexington Money Market Trust*
  ING Technology Fund                          ING National Tax Exempt Bond Fund
  ING Biotechnology Fund                       ING Money Market Fund*
                                               ING Aeltus Money Market Fund*
DOMESTIC EQUITY INDEX FUNDS                    ING Strategic Income Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund                 GENERATION FUNDS
  ING Index Plus SmallCap Fund                 ING Ascent Fund
  ING Research Enhanced Index Fund             ING Crossroads Fund
                                               ING Legacy Fund

                                             LOAN PARTICIPATION FUNDS
                                               ING Prime Rate Trust
                                               ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER

ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR

ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR

ING Funds Distributor, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN

Brown Brothers Harriman
40 Water Street
Boston, Massachusetts 02109-3661

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1670 Broadway, Suite 1000
Denver, Colorado 80202

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, Inc., Distributor, at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

[LION LOGO]
 ING FUNDS                                               INTLI&QSAR043002-062802